UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
 _____________________________________

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☐	Soliciting Material Pursuant to §240.14a-12
ENSTAR GROUP LIMITED
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DEAR FELLOW SHAREHOLDER:
On behalf of the Enstar Group Limited Board of Directors, I am pleased to invite you to attend Enstar Group Limited’s 2016 Annual General Meeting of Shareholders on Tuesday, June 14, 2016 at 9:00 a.m. Atlantic time.
This year, the meeting will again be held at our Company headquarters at Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda. You can contact us at +1 (441) 292-3645 for directions. A notice of the annual general meeting and the proxy statement follow. We have also included our 2015 Annual Report on Form 10-K for your information.
We are proud to have achieved our highest net earnings ever in 2015, which also marked our fourth successive year of net earnings growth. Our track record of profitability has continued, and we've continued to grow by way of acquisitions, completing six noteworthy transactions in 2015.
In 2015 we also grew and enhanced our Board of Directors. We added five new independent directors, with diverse yet complementary skills sets that will serve our growing company well. These skills include insurance regulatory experience, active underwriting expertise, risk management knowledge, compensation committee experience, and accounting expertise. Our new directors have also added geographic diversity to the Board in terms of country of residence and citizenship, giving us the well-rounded perspective we need to guide Enstar's global operations.
We're also more attuned than ever to the voice of our shareholders. Following last year's meeting, we undertook a full review of executive compensation, including the launch of our first ever shareholder engagement program where we set out to better understand your expectations. While our shareholders have always had strong representation in the Board room, taking the time to speak to our large holders and proxy advisory firms about our executive compensation and corporate governance programs proved invaluable. We have already made several changes in response to the feedback we received, and are continuing to evaluate further opportunities for improvements.
At this year's meeting we have proposed the 2016 Equity Incentive Plan for your approval. The adoption of this new plan is essential to our continued success, so that we can use long-term incentive awards to motivate, retain, and recruit the talented individuals across our organization who are critical to our future growth and profitability.
Overall, Enstar entered 2016 in a stronger position than ever before, with a more diverse earnings base, more potential opportunity through our strategic alliances, and more rigorous and independent oversight.
With this in mind, I ask for your support in approving the matters proposed in this proxy statement. Your vote is very important, so please vote as soon as possible using the internet, telephone, or, if you received a proxy/voting instruction card, by marking, dating, and signing it, and returning it by mail.
I look forward to seeing you at the 2016 Annual General Meeting. As always, thank you for your continued support of Enstar.

Sincerely,

Robert J. Campbell
Chairman of the Board

ENSTAR GROUP LIMITED
NOTICE OF 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS
June 14, 2016
To the shareholders of Enstar Group Limited:
Notice is hereby given that the 2016 Annual General Meeting of Shareholders of Enstar Group Limited (the "Company") will be held at the following location and for the following purposes:

When:	Tuesday, June 14, 2016 at 9:00 a.m. Atlantic time
Where:	Windsor Place, 3rd Floor 22 Queen Street Hamilton, Bermuda HM11
Items of Business:	1.	To elect three Class I Directors nominated by our Board of Directors to hold office until 2019.
	2.	To hold an advisory vote to approve executive compensation.
3.
To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2016 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

	4.	To approve the Enstar Group Limited 2016 Equity Incentive Plan.
	5.	To act on the election of directors for our subsidiaries.
Who Can Vote:	Only holders of record of our voting ordinary shares at the close of business on April 18, 2016 are entitled to notice of and to vote at the meeting.
You are cordially invited to attend the Annual General Meeting in person. To ensure that your vote is counted at the meeting, however, please vote as promptly as possible. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option in the manner described in the proxy statement.

By Order of the Board of Directors,

Audrey B. Taranto
Corporate Secretary
Hamilton, Bermuda
April 29, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING
OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2016
This notice of meeting, the proxy statement, the proxy card and the annual report to shareholders for the year ended December 31, 2015 are available at http://www.enstargroup.com/annual-proxy.cfm.

Proxy Statement Summary	i	Base Salaries	36

Proxy Statement	1	Annual Incentive Compensation	36

Questions and Answers	1	Long-Term Incentive Compensation	39

Corporate Governance	6	Alignment of Pay and Performance	39

Board of Directors	6	Other Benefits and Perquisites	39

Directorship Arrangements	11	Executive Employment Agreements	40

Independence of Directors	11	Post-Termination Payments	40

Board Leadership Structure	12	Clawback of Incentive Compensation	40

Board Committees	13	Other Matters	41

Board Oversight of Risk Management	16	Compensation Risk Assessment	42

Director Nominations, Qualifications and Recommendations	17	Compensation Committee Report	43

Compensation Committee Interlocks and Insider Participation	18	Executive Compensation Tables	44

Code of Conduct	19	Summary Compensation Table	44

Shareholder Communications with the Board	19	Realized Pay for 2015	46

Director Compensation	20	Grants of Plan-Based Awards in 2015	46

2015 Director Compensation Program	20	Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table	46

Deferred Compensation Plan	20	Employment Agreements with Executive Officers	46

Director Compensation Table	21	Outstanding Equity Awards at 2015 Fiscal Year-End	48

Executive Officers	22	Option Exercises and Stock Vested during 2015 Fiscal Year	48

Principal Shareholders and Management Ownership	23	Potential Payments upon Termination or Change in Control	48

Section 16(a) Beneficial Ownership Reporting Compliance	26	Equity Compensation Plan Information	53

Certain Relationships and Related Transactions	27	Audit Committee Report	54

Related Party Transaction Procedures	27	Proposal No. 1 — Election of Directors	55

Investments and Transactions Involving Affiliates of Certain Shareholders	27	Proposal No. 2 — Advisory Vote to Approve Executive Compensation	56

Indemnification of Directors and Officers; Director Indemnity Agreements	29	Proposal No. 3 — Ratification of Appointment of Independent Registered Public Accounting Firm	57

Executive Compensation	30	Audit and Non-Audit Fees	57

Compensation Discussion and Analysis	30	Proposal No. 4 — Approval of Equity Incentive Plan	58

Executive Summary	30	Proposal No. 5 — Election of Directors for Our Subsidiaries	64

Results of Shareholder Vote on Compensation; Shareholder Engagement	31	Other Governance Matters	74

Objectives of our Executive Compensation Program	31	Shareholder Proposals for the 2016 Annual General Meeting	74

Roles of Executive Officers	32	Householding	74

Principal Elements of Executive Compensation	33	Other Matters	74

Role of Compensation Consultants	34	Appendix A - Enstar Group Limited 2016 Equity Incentive Plan	A-1

Peer Group	35	Appendix B - Subsidiary Director Biographies	B-1

Enstar Group Limited	2016 Proxy Statement

PROXY STATEMENT SUMMARY
To assist you in reviewing our proxy statement, we have summarized several key topics below. The following description is only a summary and does not contain all of the information that you should consider before voting. For more complete information, you should carefully review the rest of our proxy statement, as well as our Annual Report to Shareholders for the year ended December 31, 2015.
Annual General Meeting of Shareholders Information

Date and Time June 14, 2016 9:00 a.m., Atlantic time	Place Enstar Group Limited’s Corporate Headquarters Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda
Record Date April 18, 2016	Voting Your vote is very important and we urge you to vote as soon as possible. See Question and Answer No. 10 on Page 3 for voting instructions.
Voting Matters

Proposal	Board of Directors’ Vote Recommendation	Page References
1. Election of Directors: Robert J. Campbell Paul J. O'Shea Sumit Rajpal	FOR the Director Nominees	Page 6 (Nominee Biographies) Page 55 (Proposal No. 1)
2. Advisory Approval of Enstar’s Executive Compensation	FOR	Page 30 (Compensation Discussion and Analysis) Page 44 (Summary Compensation Table) Page 56 (Proposal No. 2)
3. Ratification of KPMG Audit Limited as the Independent Registered Public Accounting Firm for 2016	FOR	Page 57 (Proposal No. 3) Page 57 (Audit and Non-Audit Fees Table)
4. Approval of 2016 Equity Incentive Plan	FOR	Page 58 (Proposal No. 4)
5. Acting on Election of Directors for our Subsidiaries	FOR each Subsidiary Director Nominee	Page 64 (Proposal No. 5) Appendix B (Subsidiary Director Nominee Biographies)
Board Composition
The following describes our current Board composition and current committee assignments of each of our directors.

Director	Age	Director Since	Primary Occupation	Independent	Board Committee Membership*	Other Current Public Boards
Robert J. Campbell (Chairman)	67	2007	Partner, Beck Mack and Oliver	☑	AC, CC, NGC, URC, IC	2
Dominic F. Silvester	55	2001	CEO, Enstar Group Limited		URC	0
B. Frederick Becker	69	2015	Chairman, Clarity Group, Inc.	☑	AC, CC, NGC	0
Sandra L. Boss	49	2015	Bank of England independent director; former McKinsey partner	☑	CC, NGC	0
James D. Carey	49	2013	Senior Principal, Stone Point Capital		URC, IC	0
Hans-Peter Gerhardt	60	2015	CEO, Asia Capital Re	☑		0
Hitesh R. Patel	55	2015	Former CEO, Lucida plc; former KPMG Partner	☑	AC, NGC	0
Paul J. O’Shea	58	2001	EVP and Joint COO, Enstar Group Limited		URC	0
Sumit Rajpal	40	2011	Managing Director, Goldman Sachs & Co.	☑	IC	2
Poul A. Winslow	50	2015	Managing Director, CPPIB	☑	CC, IC	0
*Committee Legend: AC - Audit CC - Compensation NGC - Nominating and Governance URC - Underwriting and Risk IC - Investment

Enstar Group Limited	i	2016 Proxy Statement

Board Statistics

●	Added 5 new independent directors in 2015	●	4:6 ratio of US vs. Internationally Residing Directors
●	Average Board Tenure: 4.8 years (Median 1.7 years)	●	Average and Median Board Age: 55
Corporate Governance
Enstar is committed to sound governance, and we employ a number of practices that the Board believes are in the best interests of the Company and our shareholders. Highlights of these practices are listed below.

●	An independent director serves as Chairman of the Board	●	Maintain separate roles for the Chairman and the CEO
●	Majority of independent directors, entirely independent Audit, Compensation, and Nominating and Governance Committees	●	No "over-boarding" - none of our current directors serve on the Board of more than two other publicly traded companies
●	Recently expanded board to include additional independent directors	●	Shareholder engagement program to solicit feedback on governance and compensation programs
●	Majority voting standard in uncontested elections of directors	●	Annual shareholder advisory vote on executive officer compensation
●	No super-majority voting requirements other than as required by Bermuda law	●	Compensation Committee engages an independent compensation consultant
●	No shareholder rights plan ("poison pill")	●	Adopted a Clawback Policy
●	Perform annual risk assessment of compensation programs	●	Robust code of conduct that requires all employees and directors to adhere to high ethical standards
●	No tax gross-ups on change of control	●	Regular executive sessions of independent directors
●	Board and Committee oversight of Enterprise Risk Management programs and processes	●	Created new board level Underwriting and Risk Committee to enhance oversight in these areas
●	Annual Board and Committee performance evaluations are conducted	●	Equity incentive plan prohibits re-pricing of underwater stock options and SARs
●	Anti-hedging policy in place (applicable to directors and all employees)	●	Executive officer contractual change in control payments are "double trigger"
Equity Plan Snapshot
Our 2006 Equity Plan is expiring, and we are asking shareholders to approve a new, modernized equity plan described in "Proposal No. 4." Highlights of the proposed plan include:

What the Plan DOES		What the Plan DOES NOT DO
✓	Performance-based awards vest on a pro-rata basis upon a Change in Control	✗	No liberal share recycling
✓	Requires 12-month minimum vesting period for options/SARs (with 5% carve out pool)	✗	No evergreen renewal provision
✓	Applies annual award limits for employees and directors	✗	No granting of reload options
✓	Awards under plan are subject to our Clawback Policy	✗	No excise tax gross-up provision
✓	Requests pool consisting solely of the shares remaining under the expiring 2006 Equity Plan previously approved by shareholders	✗	No liberal Change in Control definition
✓	Shareholder approval is required to issue additional shares	✗	No single-trigger acceleration of awards upon a Change in Control if acquirer assumes the award or substitutes a new award
✓	All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying shares on the grant date	✗	No repricing or cash buy-out of underwater options and SARs without shareholder approval

Enstar Group Limited	ii	2016 Proxy Statement

Business Highlights
Enstar is a multi-faceted insurance group that offers innovative capital release solutions and specialty underwriting capabilities through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. In 2015, we had another strong year. Select highlights included:

Increased book value per share:
●	We increased fully diluted book value per share 8.7% from $119.22 in 2014 to $129.65 in 2015.
●	Since publicly listing in 2006, our book value per share has increased by a 17% compound annual growth rate.

Significant growth through transactions:
●	We completed six major run-off transactions in 2015. We acquired $2.3 billion of insurance reserves through new transactions during 2015.
●	Total assets as of December 31, 2015 increased 19.1% to $11.8 billion, from $9.9 billion in 2014—an increase of 79% since 2011.

Increased net earnings to an all-time high:
●	We increased net earnings from $213.7 million in 2014 to $220.3 million in 2015.
●	Our non-life run-off segment earnings remained solid (contributing $173.2 million to net earnings in 2015), with life and annuities contributing $16.9 million.
●	We have turned StarStone (formerly Torus) into a profit-making business (contributing $13.7 million to net earnings in 2015).
●	Atrium's performance continues to be excellent, despite challenging market conditions (contributing $16.6 million to net earnings in 2015).

Enstar Group Limited	iii	2016 Proxy Statement

Executive Compensation
Philosophy:
We are a rapidly growing company operating in an extremely competitive and changing industry. Our compensation program is based on these core principles:

Induce performance consistent with clearly defined corporate objectives
Align our executives’ long-term interests with those of our shareholders
Fairly compensate our executives
Retain and attract qualified executives who are able to contribute to our long-term success
Key Compensation Decisions for 2015 Performance Year:
Our Compensation Committee made the following key compensation decisions:

Incentive Bonuses: Incentive bonuses were reduced by 9.1% for our CEO and by 8.6% for our COOs. This was the second consecutive year of reduced incentive bonuses (following 29% and 34% reductions, respectively, in 2014).

Long-Term Incentive Awards: No new equity-based grants were made in 2015 other than to our former CFO in March 2015, awarded prior to our annual meeting last years. Our CEO and Joint COOs received Stock Appreciation Rights ("SARs") during 2014, which are scheduled to cliff-vest in 2017. The Committee considered the existence of these long-term incentive awards in making the decision not to make additional awards during 2015.

Base Salaries: Base salaries for our CEO and COOs increased by 3% for calendar year 2015, largely reflecting cost of living increases.
Reported and Realized Pay for CEO and COOs: 2015 pay reported in the Summary Compensation Table decreased sharply versus 2014 for our CEO and COOs. Pay reported was equal to 2015 pay realized for these executives, which differed from 2014 when the vast majority of pay reported related to SAR awards that are not scheduled to vest until 2017, and are intended to relate to a multi-year period.

Total Reported Compensation Mix: 2015 total reported compensation mix comprises 53% base salary and 47% annual incentive award for our CEO (COOs: 43% base salary; 57% annual incentive awards). This reflected that the entire grant date fair values for the SAR awards made in 2014 under our long-term incentive plan were reported last year.

Recent Compensation Changes:
At our May 2015 annual general meeting, our executive compensation for the 2014 year received a 69% advisory vote from our shareholders that, while exceeding a majority, was nonetheless not satisfactory to us. Since last year's meeting we:

Added two new independent directors to the Compensation Committee for fresh input: This is in addition to the new Compensation Committee Chairman, who began serving in this role at the May 2015 meeting.

Engaged with our shareholders to hear their views: We sought feedback from our large shareholders and proxy advisory firms, speaking to the holders of approximately 30% of our outstanding voting shares, as described on page 31.

Adopted a new 2016-2018 Annual Incentive Program: We reviewed the expiring 2011-2015 Annual Incentive Program and put in place a revised 2016-2018 Annual Incentive Program that establishes performance objectives and target bonuses in determining executive officer compensation. Due to Enstar's unique business model, discretion has historically been used to allocate annual incentive bonus awards. Taking into account feedback from our shareholders, we have adopted changes beginning with the 2016 annual incentive award structure.

Designed and implemented performance objectives for the 2016 performance year annual incentive program: At the time of last year’s AGM vote, the executive compensation framework for 2015 had already been established and was operating in line with past practice; as such, the committee felt the most opportune time to enact changes based on shareholders’ feedback would be in 2016 and beyond. Accordingly the Committee has established performance objectives based on a combination of financial and operational goals, which will correspond to threshold, target, and maximum annual incentive award payments.

Adopted Clawback Policy: We adopted a clawback policy applicable to all future cash and equity incentive awards.
Awarded no new SARs: We reviewed the executive officer cash-settled SAR awards made in 2014 and March 2015 and determined not to make any further SAR awards for the year.

Enstar Group Limited	iv	2016 Proxy Statement

ENSTAR GROUP LIMITED
Windsor Place, 3rd Floor
22 Queen Street
Hamilton, Bermuda

PROXY STATEMENT
2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS
QUESTIONS AND ANSWERS

1.	Why am I receiving these proxy materials?
We have made these proxy materials available to you on the internet or, in some cases, have delivered printed copies of these proxy materials to you by mail in connection with the solicitation of proxies by the Board of Directors (the "Board") of Enstar Group Limited (the "Company") for use at the 2016 Annual General Meeting of Shareholders of the Company to be held on Tuesday, June 14, 2016 at 9:00 a.m. Atlantic time at our Company headquarters, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda, and at any postponement or adjournment thereof. These proxy materials are first being sent or given to shareholders on May 3, 2016. You are invited to attend the Annual General Meeting and are requested to vote on the proposals described in this proxy statement.

2.	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials via the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy are included in the Notice. In addition, shareholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis.
We believe that providing access to our proxy materials via the internet will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual General Meeting because we will print and mail fewer full sets of materials.

3.	What is included in these proxy materials?
These "proxy materials" include this proxy statement, our Annual Report to Shareholders for the year ended December 31, 2015 and, if you received printed copies of the proxy materials by mail, the proxy card. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

4.	What matters are being voted on at the Annual General Meeting?
 Shareholders will vote on the following proposals at the Annual General Meeting:

1.	To elect three Class I Directors nominated by our Board of Directors to hold office until 2019.

2.	To hold an advisory vote to approve executive compensation.

3.
To ratify the appointment of KPMG Audit Limited ("KPMG") as our independent registered public accounting firm for 2016 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

4.	To approve the Enstar Group Limited 2016 Equity Incentive Plan.

5.	To act on the election of directors for our subsidiaries.

6.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Enstar Group Limited	1	2016 Proxy Statement

5.	What are the Board’s voting recommendations?
 The Board recommends that you vote your shares:

1.	"FOR" the nominees to serve on our Board (Proposal No. 1).

2.	"FOR" advisory approval of the resolution on our executive compensation (Proposal No. 2).

3.
"FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for 2016 and the authorization of our Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm (Proposal No. 3).

4.	"FOR" approval of the Enstar Group Limited 2016 Equity Incentive Plan (Proposal No. 4).

5.	"FOR" each of the subsidiary director nominees (Proposal No. 5).

6.	How can I get electronic access to the proxy materials?
 The Notice includes instructions regarding how to:

1.	View on the internet our proxy materials for the Annual General Meeting; and

2.	Instruct us to send future proxy materials to you by email.
Our proxy materials are also available on our website under "Annual General Meeting Materials" at http://www.enstargroup.com/annual-proxy.cfm.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

7.	Who may vote at the Annual General Meeting?
Only holders of record of our voting ordinary shares as of the close of business on April 18, 2016 (the "record date") are entitled to notice of and to vote at the Annual General Meeting. Holders of our non-voting convertible common shares are welcome to attend the Annual General Meeting, but may not vote these shares at the meeting or any postponement or adjournment thereof. As used in this proxy statement, the term "ordinary shares" does not include our non-voting convertible common shares. As of the record date, there are 16,213,824 ordinary shares issued and outstanding and entitled to vote at the Annual General Meeting, which number includes 52,622 unvested restricted shares. Except as set forth in our bye-laws, each ordinary share entitles the holder thereof to one vote. In accordance with our bye-laws, certain shareholders whose shares represent 9.5% or more of the voting power of our ordinary shares would be entitled to less than one vote for each ordinary share held by them.

8.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record. If your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of American Stock Transfer & Trust Company, our stock transfer agent, you are considered the shareholder of record with respect to those shares, and the Notice or, in some cases, the proxy materials, were sent directly to you. If you request printed copies of the proxy materials, you will also receive a proxy card.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar institution, then you are the beneficial owner of shares held in street name and the Notice was forwarded to you by that institution. The institution holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to instruct that institution on how to vote the shares held in your account.

Enstar Group Limited	2	2016 Proxy Statement

9.	What do I do if I received more than one Notice or proxy card?
If you receive more than one Notice or proxy card because you have multiple accounts, you should provide voting instructions for all accounts referenced to be sure all of your shares are voted.

10.	How do I vote?
We hope that you will be able to attend the Annual General Meeting in person. Whether or not you expect to attend the Annual General Meeting in person, we urge you to vote your shares at your earliest convenience by one of the methods described below, so that your shares will be represented.
Shareholders of record can vote any one of four ways:

VIA THE INTERNET	You may vote by proxy via the internet by following the instructions provided in the Notice.
BY MAIL	If you received printed copies of the proxy materials, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.
BY TELEPHONE

You may vote by proxy by calling the telephone number found on the internet voting site or on the proxy card, if you received a printed copy of the proxy materials. However, if you plan to vote for subsidiary directors on an individual basis under Proposal No. 5, you can do so only via the internet, by mail, or in person.

IN PERSON

You, or a personal representative with an appropriate proxy, may vote by ballot at the Annual General Meeting. We will give you a ballot when you arrive. If you need directions to the Annual General Meeting, please call our offices at (441) 292-3645.

If you own shares in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to shareholders owning shares through most banks and brokers. If you own shares in street name and you wish to attend the Annual General Meeting to vote in person, you must obtain a legal proxy from the institution that holds your shares and attend the Annual General Meeting, or send a personal representative with the legal proxy, to vote by ballot. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy.

11.	What is the voting deadline if voting by internet or telephone?
 If you vote by internet or by telephone, you must transmit your vote by 11:59 p.m. Eastern time on June 13, 2016.

12.	How can I attend the Annual Meeting?
You may attend the Annual General Meeting if you were an Enstar shareholder of record as of the close of business on April 18, 2016 or you hold a valid proxy for the Annual General Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the Annual General Meeting. If you are not a shareholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

13.	What is the quorum requirement for the Annual General Meeting?
 Two or more shareholders present in person or by proxy and entitled to vote at least a majority of the shares entitled to vote at the meeting constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the meeting. A broker non-vote occurs when a beneficial owner of shares held in street name does not provide voting instructions and, as a result, the institution that holds the shares is prohibited from voting those shares on certain proposals. Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned, but lacking voting directions, will be counted toward the presence of a quorum.

14.	How are proxies voted?
 Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual General Meeting in accordance with the directions given or, in the absence of directions, in accordance with the Board’s recommendations as set forth in "What are the Board’s voting recommendations?" above. If any other business is brought before the meeting, proxies will be voted, to the extent permitted by applicable law, in accordance with the judgment of the persons voting the proxies.
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, you may vote by proxy, meaning you authorize individuals named on the proxy to vote your shares. If you do not vote by proxy or in person at the Annual General Meeting, your shares will not be voted. If you own shares in street name, you may instruct the institution holding your shares on how to vote your shares. If you do not provide voting instructions, the institution may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for 2016, but not on any other matters being considered at the meeting.

15.	What are the voting requirements to approve each of the proposals?

Proposal		Voting Requirements	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of Directors	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome
2.	Advisory approval of the Company’s executive compensation	Affirmative Vote of Majority of Votes Cast (to be approved on an advisory basis)	No effect on outcome	No effect on outcome
3.	Ratification of the appointment of KPMG as our independent registered public accounting firm for 2016 and to authorize the Board, acting through the Audit Committee, to approve its fees	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome
4.	Approval of the Enstar Group Limited 2016 Equity Incentive Plan	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome
5.	Election of Subsidiary Directors	Board will Cause our Corporate Representative or Proxy to Vote Subsidiary Shares in the Same Proportion as Votes Received	No effect on outcome	No effect on outcome
Each of the proposals to be voted on at the meeting is adopted by a majority of votes cast (as indicated in the table above), which means that a proposal must receive more votes "for" than votes "against" to be adopted. For the director election in Proposal 1, each nominee must receive more votes "for" than votes "against" to have a seat on the Board. For the subsidiary directors in Proposal 5, our Board will cause our corporate representative or proxy to vote the shares we hold in these subsidiaries in the same proportion as the votes received at the meeting. Where we wholly own the subsidiary, each nominee must receive more votes "for" than votes "against" to have a seat on the subsidiary board. Voting thresholds will vary where we own less than 100% of a subsidiary's shares.
Abstentions and broker non-votes are not considered votes for the purposes of any of the above listed proposals, and therefore have no effect on the election of the director nominees or the adoption of any of the other proposals.

16.	Can I change my vote after I have voted?
 You may revoke your proxy and change your vote at any time before the final vote at the Annual General Meeting. You may vote again on a later date via the internet or by telephone (in which case only your latest internet or telephone proxy submitted prior to 11:59 p.m. Eastern time on June 13, 2016 will be counted), by filling out and returning a new proxy card bearing a later date, or by attending the Annual General Meeting and voting in person. However, your attendance at the Annual General Meeting will not automatically revoke your proxy unless you vote again at the Annual

General Meeting or specifically request that your prior proxy be revoked by delivering to our Corporate Secretary a written notice of revocation prior to the Annual General Meeting.

17.	Who is paying for the cost of this proxy solicitation?
 We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners of our ordinary shares. In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies personally or by telephone or other electronic means without extra compensation, other than reimbursement for actual expenses incurred in connection with the solicitation.

CORPORATE GOVERNANCE
Board of Directors
Our Board is divided into three classes designated Class I, Class II and Class III. The term of office for each of our Class I directors expires at this year’s Annual General Meeting; the term of office for each of our Class II directors expires at our annual general meeting in 2017; and the term of office for each of our Class III directors expires at our annual general meeting in 2018. At each annual general meeting, the successors of the class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the annual general meeting to be held in the third year following the year of their election.
The Board believes that all of its directors have demonstrated professional integrity, ability and judgment, as well as leadership and strategic management abilities, and have each performed exceptionally well in their respective time served as directors. Several of our current directors have served as directors of the Company for a number of years, including the three candidates up for re-election. During this time, we have experienced significant growth and success.
Our directors who have joined in recent years have already made significant contributions, drawing on backgrounds that are highly complementary to our growing Company. We were pleased to add five new independent directors during 2015: B. Frederick (Rick) Becker, Hitesh R. Patel, Poul A. Winslow, Hans-Peter Gerhardt, and Sandra L. Boss.
Particular attributes that are significant to each individual director’s selection to serve on the Board are described below.
Nominees

ROBERT J. CAMPBELL
Director Since: 2007 Age: 67 Class: I Enstar Committees: Audit (Chair), Compensation, Investment (Chair), Nominating and Governance, Underwriting and Risk US resident; US citizen
Biographical Information: Robert Campbell was appointed as the independent Chairman of the Board in November 2011. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990.

Certain Other Directorships: Mr. Campbell is a director and chairman of the audit committee of AgroFresh Solutions, Inc. (formerly Boulevard Acquisition Corp.), a publicly traded global agricultural technologies company. He is also a director of Boulevard Acquisition Corp. II, a blank check company that completed its initial public offering in September 2015. He previously served as a director of Camden National Corporation, a publicly traded company, from 1999 to 2014.

Skills and Qualifications: Financial, accounting, and investment expertise; leadership skills
Mr. Campbell brings to the Board his extensive understanding of finance and accounting, which he obtained through over 40 years of analyzing financial services companies and which is very valuable in his role as chairman of our Audit Committee. In addition, Mr. Campbell’s investment management expertise makes him a key member of our Investment Committee, of which he serves as chairman. Mr. Campbell continues to spend considerable time and energy in his role, which is significant to the leadership and function of our Board.

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PAUL J. O’SHEA
Director Since: 2001 Age: 58 Class: I Enstar Officer Title: Executive Vice President and Joint Chief Operating Officer Enstar Committees: Underwriting and Risk Bermuda resident; Irish citizen
Biographical Information: Paul O’Shea has served as a director, Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. In his role as an executive officer, he leads our mergers and acquisitions operations, including overseeing our transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Dominic F. Silvester and Nicholas A. Packer in their run-off business venture in Bermuda, and he served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994.

Skills and Qualifications: Company leader; long track record of successful acquisitions; industry expertise
Mr. O’Shea is a qualified chartered accountant who has spent more than 30 years in the insurance and reinsurance industry, including many years in senior management roles. As a co-founder of the Company, Mr. O’Shea has intimate knowledge and expertise regarding the Company and our industry. He has been instrumental in sourcing, negotiating and completing numerous significant transactions since our formation.

SUMIT RAJPAL
Director Since: 2011
Age: 40
Class: I
Enstar Committees: Investment
US resident; US citizen
Biographical Information: Sumit Rajpal is a managing director of Goldman, Sachs & Co. He joined Goldman, Sachs & Co. in 2000 and became a managing director in 2007.

Certain Other Directorships: Mr. Rajpal serves as a director on the public company board of TransUnion Holding Company and Hastings Insurance Group (publicly traded on the London Stock Exchange). He also serves on the private company boards of Ipreo Parent Holdco LLC, ProSight Specialty Insurance Holdings, and Safe-Guard Products International, LLC. Mr. Rajpal previously served on the public company board of USI Holdings Corporation (from May 2007 to December 2012).

Skills and Qualifications: Insurance industry knowledge; financial and investment expertise
Mr. Rajpal brings to our Board his extensive knowledge of the global insurance and reinsurance industries, which he has gained through years of experience as an investor and director. His expertise in corporate finance and investing is highly valuable to our Board’s oversight of capital planning and our Investment Committee’s oversight of our investment portfolios.

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Continuing Directors

B. FREDERICK (RICK) BECKER
Director Since: 2015 Age: 69 Class: II Enstar Committees: Audit, Compensation (Chair), Nominating and Governance (Chair) US resident; US citizen
Biographical Information: Rick Becker is the Chairman of Clarity Group, Inc., a US national healthcare professional liability and risk management organization, which he co-founded over 13 years ago. Prior to co-founding Clarity Group, Inc., he served as Chairman and Chief Executive Officer of MMI Companies, Inc. from 1985 until its sale to The St. Paul Companies in 2000. Mr. Becker has previously served as President and CEO of Ideal Mutual and McDonough Caperton Employee Benefits, Inc., and also served as State Compensation Commissioner for the State of West Virginia.

Certain Other Directorships: Mr. Becker currently serves as a director of private companies West Virginia Mutual Insurance Company, Barton and Associates, Inc., and Dorada Holdings Ltd. (Bermuda).
Skills and Qualifications: Compensation, governance, and risk management experience; industry knowledge
Mr. Becker has over 35 years of experience within the insurance and healthcare industries. The Board also values Mr. Becker’s corporate governance experience, which he has gained from serving on many other boards over the years. In addition, his previous work on compensation matters makes him well-suited to serve as Chairman of our Compensation Committee. He has an extensive background in risk management, which enhances our risk oversight and monitoring capabilities.

SANDRA L. BOSS
Director Since: 2015 Age: 49 Class: III Enstar Committees: Compensation, Nominating and Governance UK resident; Dual US / UK citizen
Biographical Information: Sandra Boss has served since September 2014 as an independent director of the Prudential Regulation Authority, part of the Bank of England responsible for the prudential regulation and supervision of approximately 1,700 banks, building societies, credit unions, insurers and major investment firms. Ms. Boss was a Senior Partner at McKinsey & Company, a global management consulting firm, from 2005 to 2014, and a Partner from 2000. At McKinsey, she was a strategic advisor to global banks and investment banks as well as to a number of public sector institutions and industry bodies on financial services policy and financial markets structure.

Certain Other Directorships: As noted, Ms. Boss has been an independent director of the Prudential Regulation Authority since September 2014.
Skills and Qualifications: Regulatory experience, financial acumen, strategic management expertise
Ms. Boss brings to our Board her financial acumen, insurance regulatory experience perspective, and strategy development and oversight abilities gained from years of consulting at a highly respected, international firm. These skills are very useful to our Board as it sets strategy and oversees performance. Ms. Boss provides a unique perspective on our industry and regulatory environment, and also has a keen understanding of the financial markets in which we operate.

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JAMES D. CAREY
Director Since: 2013 Age: 49 Class: II Enstar Committees: Investment, Underwriting and Risk (Chair) US resident; US citizen
Biographical Information: James Carey is a senior principal of Stone Point Capital LLC, a private equity firm based in Greenwich, Connecticut. Stone Point Capital serves as the manager of the Trident Funds, which invest exclusively in the global financial services industry. Mr. Carey has been with Stone Point Capital and its predecessor entities since 1997. He previously served as a director of the Company from 2001 until January 31, 2007.

Certain Other Directorships: Mr. Carey currently serves on certain private company boards of the portfolio companies of the Trident Funds, including Citco III Limited, Eagle Point Credit Management LLC, Oasis Outsourcing Group Holdings, LP, Sedgwick Claims Management Services, Inc., Amherst Pierpont Capital Holdings LLC, and Privilege Underwriters Inc. He served as a director of Alterra Capital Holdings Limited until 2013. Mr. Carey also serves as a director of subsidiaries that we and Trident established in connection with the Atrium/Arden and StarStone co-investment transactions.

Skills and Qualifications: Investment expertise; industry knowledge; significant acquisition experience
Having worked in the private equity business for almost 20 years, Mr. Carey brings to our board an extensive background and expertise in the insurance and financial services industries. His in-depth knowledge of investments and investment strategies is significant in his role on our Investment Committee, and his experience and insight into active underwriting businesses is also important to us as he serves as Chairman of our Underwriting and Risk Committee.

HANS-PETER GERHARDT
Director Since: 2015 Age: 60 Class: III Swiss resident; German citizen
Biographical Information: Hans-Peter Gerhardt has been the Chief Executive Officer of Asia Capital Reinsurance Group since October 2015. He has served continuously in the reinsurance industry since 1981. He is the former Chief Executive Officer of PARIS RE Holdings Limited, serving in that position from the company’s initial formation in 2006 through the completion of its merger into Partner Re Ltd. in June 2010. He previously served as the Chief Executive Officer of AXA Re from 2003 to 2006, also serving as Chairman of AXA Liabilities Managers, the AXA Group’s run-off operation, during that time.

Certain Other Directorships: Mr. Gerhardt also serves as an executive director of Asia Capital Reinsurance Group and as a non-executive director of Tokio Marine Kiln, Tokio Millennium Re and African Risk Capacity (all privately held). He previously served as an independent director of Brit Insurance Holdings PLC until the company’s acquisition by Fairfax Financial Holdings in 2015.

Skills and Qualifications: Underwriting expertise; proven industry veteran
Mr. Gerhardt brings decades of underwriting expertise to our Board, which is important to us as we run our active underwriting businesses, Atrium and StarStone. He is a proven industry veteran, with significant leadership experience, including several successful tenures in CEO roles.

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HITESH R. PATEL
Director Since: 2015 Age: 55 Class: II Enstar Committees: Audit, Nominating and Governance UK resident; UK citizen
Biographical Information: Hitesh Patel served as Chief Executive Officer of Lucida, plc, a UK life insurance company, from 2012 to 2013, and prior to that as its Finance Director and Chief Investment Officer since 2007. Mr. Patel has over 30 years of experience working in the insurance industry, having served in the United Kingdom as KPMG LLP's Lead Partner on Insurance Accounting and Regulatory Services from 2000 to 2007. He originally joined KPMG in 1982 and trained as an auditor.

Certain Other Directorships: Mr. Patel serves as a non-executive director at Aviva Life Holdings UK Ltd. (a subsidiary of Aviva plc) and as Chairman of its Audit Committee and member of the Risk and Investment Committee. He is also a non-executive director and Chair of the Audit and Risk Committee of Capital Home Loans Limited, a privately held buy-to-let mortgage provider. He has served as the Chair of the Insurance Committee of the Institute of Chartered Accountants of England and Wales since 2012.

Skills and Qualifications: Accounting expertise; regulatory and governance skills; industry experience
Mr. Patel brings significant accounting expertise to our Board, obtained from over two decades of auditing and advising insurance companies on accounting and regulatory issues, which is highly valuable to our Audit Committee. His experience with insurance regulations and the regulatory environment is also a key attribute because our company is regulated in many jurisdictions around the world. As a former industry CEO, he also has significant knowledge of corporate governance matters and practices, which is proving valuable to our Board and the Nominating and Governance Committee.

DOMINIC F. SILVESTER
Director Since: 2001 Age: 55 Class: III Enstar Officer Title: Chief Executive Officer Enstar Committees: Underwriting and Risk Bermuda resident; UK citizen
Biographical Information: Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

Skills and Qualifications: Company leader; industry expertise; corporate strategy
As a co-founder and CEO of the Company, Mr. Silvester contributes to the Board his intimate knowledge of the Company and the run-off industry. He is well known in the industry and is primarily responsible for identifying and developing our business strategies and acquisition opportunities on a worldwide basis. Mr. Silvester has served as our CEO since the Company’s inception, demonstrating his proven ability to manage and grow the business.

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POUL A. WINSLOW
Director Since: 2015 Age: 50 Class: III Enstar Committees: Compensation, Investment Canadian resident; Danish citizen
Biographical Information: Poul Winslow has been a Managing Director of Canada Pension Plan Investment Board ("CPPIB") since 2009. Mr. Winslow also serves as Head of External Portfolio Management and Head of Thematic Investing for CPPIB, roles he has held since 2009 and 2014, respectively. Prior to joining CPPIB, Mr. Winslow had several senior management and investment roles at Nordea Investment Management in Denmark, Sweden and the United States. He also served as the Chief Investment Officer of Andra AP-Fonden (AP2) in Sweden.

Certain Other Directorships: Mr. Winslow serves as a director for the Hedge Fund Standards Board, a standard setting body for the hedge fund industry.
Skills and Qualifications: Investment expertise; compensation and governance experience
Mr. Winslow brings significant investment expertise to our Board gained from his years in senior investment roles, which is highly valuable to our Investment Committee as it oversees our investment strategies and portfolios. His experiences at CPPIB, including exposure to compensation and governance policies, are proving valuable in his role on our Compensation Committee.

Directorship Arrangements
We have previously entered into the following arrangements relating to directorships:

•
Goldman Sachs Investment (2011) – On April 20, 2011, we entered into an Investment Agreement (the "Investment Agreement") with certain affiliates of Goldman, Sachs & Co. ("Goldman Sachs") and, pursuant to the agreement’s terms, Sumit Rajpal was named a director.

•
CPPIB Investment (2015) – On June 3, 2015, CPPIB purchased shares from the First Reserve Partnerships ("First Reserve") representing 9.3% of our voting shares and a 9.9% economic interest. In connection with that transaction: (i) First Reserve's shareholder rights terminated and (ii) we and CPPIB entered into a new Shareholder Rights Agreement granting CPPIB contractual shareholder rights that are substantially similar to those rights previously held by First Reserve, including the right to designate one representative to our Board. CPPIB designated Poul A. Winslow as a director of the Company and he was appointed in September 2015. The designation right terminates if CPPIB ceases to beneficially own at least 75% of the total number of voting and non-voting shares acquired by it from First Reserve.

Independence of Directors
Our Board currently consists of ten directors, of which eight are non-management directors, and seven are independent. Nasdaq listing standards require that a majority of our directors be independent. For a director to be considered independent, the Board must determine that the director meets the definition of independence included in Nasdaq Marketplace Rule 5605(a)(2). This requires a determination that the director does not have any direct or indirect material relationship with us either directly or as a partner, owner, or executive officer of an organization that has a relationship with us. Our Board makes these determinations primarily based on a review of the responses of the directors to questions regarding employment and compensation history, family relationships and affiliations, discussions with the directors, and any other known relevant facts and circumstances.
The Board determined that the following seven directors are independent as defined by Nasdaq Marketplace Rule 5605(a)(2):

•	Robert J. Campbell

•	B. Frederick Becker

•	Sandra L. Boss

•	Hans-Peter Gerhardt

•	Hitesh R. Patel

•	Sumit Rajpal

•	Poul Winslow

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Kenneth W. Moore served as a member of the Board of Directors until First Reserve's sale of shares to CPPIB on June 3, 2015, following which Mr. Winslow replaced Mr. Moore on the Board. Mr. Moore was also determined to be independent during his time served.
For details about certain relationships and transactions among us and our executive officers and directors, see "Certain Relationships and Related Transactions." Our Board, in making its independence determinations, considered the relationships noted in that section with respect to Goldman Sachs (for Mr. Rajpal) and CPPIB (for Mr. Winslow). Although Messrs. Rajpal and Winslow are employees of these organizations and serve as their designated representatives, neither have material direct or indirect interests in any of the reported transactions. Other than with respect to Hastings Insurance Group Limited ("Hastings"), where Mr. Rajpal is a non-employee director representative for Goldman's Sach's 38% interest in Hastings, Mr. Rajpal is not involved in the management of the investments we have in Goldman Sachs affiliates or that are managed by such affiliates—all of which were entered into on an arm's-length basis. Mr. Winslow had no involvement in the sale of life settlements businesses to us by Wilton Re Ltd ("Wilton Re"), which was completed before CPPIB invested in us, nor in the reinsurance we have with Continental Assurance Company, where our reinsurance recoverable existed prior to Wilton Re's acquisition of this company.
In determining Ms. Boss' independence, the Board considered her husband's partnership interest in Sainty Hird, an executive recruiting firm that provided professional services to us during 2015, and his service during preceding years at another firm also engaged by us. We engaged Sainty Hird prior to Ms. Boss' appointment, and the services were provided prior to that time as well. The firm has not been appointed to any new engagements following her appointment. We incurred fees of £53,750 (approximately $77,000) with Sainty Hird in 2015, which constituted less than 2% of the firm's annual consolidated gross revenue. Services provided in years preceding 2015 by firms that employed Ms. Boss' husband also constituted less than 2% of such firms' annual consolidated gross revenues. The Board determined that Ms. Boss' husband's indirect interest was not material, nor would it impair her ability to exercise independent judgment or challenge management in her role as a director or committee member. Ms. Boss also serves as an independent director for the Prudential Regulation Authority ("PRA"), which regulates our UK insurance subsidiaries, including our Lloyd's operations. To avoid any potential conflicts, she has enacted broad recusals with the PRA so that she does not participate in non-life company matters or insurance policy matters (our only PRA-regulated companies are non-life companies). The Board reviewed these matters prior to Ms. Boss' appointment and is satisfied that the recusals are effective in addressing any potential issues.
Board Leadership Structure
The Company has separated the positions of Chairman of the Board and Chief Executive Officer. Robert J. Campbell, an independent director, has served as Chairman since November 2011 (when our then Chairman and Chief Executive Officer, Dominic F. Silvester, recommended the separation of the positions). The Board believes that separating the roles of Chairman and CEO and having Mr. Campbell serve as Chairman is the most effective leadership structure for us at this time.
The Board believes Mr. Campbell is well suited to assist with the execution of strategy and business plans, to play a prominent role in setting the Board’s agenda, to act as the liaison between the Board and our senior management, and to preside at Board and shareholder meetings.
The Board believes that our corporate governance structure appropriately satisfies the need for objectivity, and includes several effective oversight means, such as:

●	the roles of Chairman and CEO are separated;
●	the Chairman is an independent director;
●	70% of our directors are independent;
●	before or after regularly scheduled Board meetings, the independent directors meet in executive session to review, among other things, the performance of our executive officers; and
●	the Audit, Compensation and Nominating and Governance committees of the Board consist solely of independent directors who perform key functions, such as:
	-	overseeing the integrity and quality of our financial statements and internal controls;
	-	establishing senior executive compensation;
	-	reviewing director candidates and making recommendations for director nominations; and
	-	overseeing our corporate governance structure and practices.
The Board recognizes, however, that no single leadership model is right for all companies at all times and that, depending on the circumstances in the future, other leadership models might be appropriate for us.

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Board Committees
The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, an Underwriting and Risk Committee, and an Investment Committee. Each of our committees operates under a written charter that has been approved by the Board. Each Committee reviews its charter annually, and recommends any proposed changes to the Board. Current copies of the charters for all of our committees are available on our website at http://www.enstargroup.com/corporate-governance.cfm. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting Investor Relations at P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda.
Our Board of Directors met a total of five times during the year ended December 31, 2015.
The primary responsibilities of each of our committees, as well as the current composition of our committees and the number of committee meetings held during 2015, are described below.

Audit Committee
The primary responsibilities of our Audit Committee include:
•   overseeing our accounting and financial reporting process, including our internal controls over financial reporting;
•   overseeing the quality and integrity of our financial statements;
•   reviewing the qualifications and independence of our independent auditor;
•   reviewing the performance of our internal audit function and independent auditor;
•   reviewing related party transactions;
•   overseeing our compliance with legal and regulatory requirements;
•   appointing and retaining our independent auditors;
•   pre-approving compensation, fees and services of the independent auditors and reviewing the scope and results of their audit; and
•   periodically reviewing our risk exposures and the adequacy of our controls over such exposures. Although the regular oversight of risk management has been transitioned to our Underwriting and Risk Committee during 2015, the Audit Committee still reviews risk matters at least annually.
Each member of the Audit Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2) and under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our Board has determined that Messrs. Campbell, Becker, and Patel qualify as audit committee financial experts pursuant to the definition set forth in Item 407(d)(5)(ii) of Regulation S-K, as adopted by the SEC.
Committee Members: Robert Campbell (Chair) Rick Becker Hitesh Patel
Number of Meetings in 2015: 6

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Compensation Committee
The primary responsibilities of our Compensation Committee include:

•     determining the compensation of our executive officers;

•     establishing our compensation philosophy;

•     overseeing the development and implementation of our compensation programs, including our incentive plans and equity plans;

•     overseeing the risks associated with the design and operation of our compensation programs, policies and practices; and

•     periodically reviewing the compensation of our directors and making recommendations to our Board with respect thereto.

Each member of the Compensation Committee is a non-management director, is independent as defined in Nasdaq Marketplace Rule 5605(a)(2), and meets the enhanced independence standards applicable to compensation committee members in Nasdaq Marketplace Rule 5605(d)(2) and the Exchange Act. Additional information on the Compensation Committee and the role of management in setting compensation is provided below in "Executive Compensation - Compensation Discussion and Analysis."
Committee Members: Rick Becker (Chair) Sandra Boss Robert Campbell Poul Winslow
Number of Meetings in 2015: 5

Nominating and Governance Committee
The primary responsibilities of our Nominating and Governance Committee include:
•     identifying individuals qualified to become directors and reviewing any candidates proposed by directors, management or shareholders;
•     recommending committee appointments to the Board;
•     recommending the annual director nominees to the Board and the shareholders;
•     establishing director qualification criteria;
•     supporting the succession planning process; and
•     advising the Board with respect to corporate governance-related matters.
Each member of the Nominating and Governance Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2).
Committee Members: Rick Becker (Chair) Sandra Boss Robert Campbell Hitesh Patel
Number of Meetings in 2015: 4

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Underwriting and Risk Committee
The primary responsibilities of our Underwriting and Risk Committee include:
•     reviewing the strategy of, and providing oversight of, the active underwriting operations of the Company;
• reviewing proposed underwriting plans and reinsurance programs;
• overseeing underwriting policies and performance;
•     assisting the Board in overseeing the integrity and effectiveness of the Company's enterprise risk management framework;
•     reviewing and evaluating the risks to which we are exposed, as well as monitoring and overseeing the guidelines and policies that govern the processes by which we identify, assess, and manage our exposure to risk;
•     reviewing and monitoring our overall risk strategy and appetite; and
• periodically reviewing and approving the level of risk assumed in underwriting, investment and operational activities.
Two members of the Underwriting and Risk Committee are non-management directors, and Mr. Campbell is independent as defined in Nasdaq Marketplace Rule 5605(a)(2). Mr. Carey was originally selected as Chairman in May 2015, with independent director Hans-Peter Gerhardt assuming the role of Chairman in October 2015. Mr. Gerhardt stepped down from his role as Chairman in November 2015 due to time commitments related to becoming CEO of Asia Capital Re. Mr. Carey has since resumed his role as Chairman.
Committee Members: James Carey (Chair) Robert Campbell Paul O'Shea Dominic Silvester
Number of Meetings in 2015: 2

Investment Committee
The primary responsibilities of our Investment Committee include:

•     determining our investment strategy;

•     developing and reviewing our investment guidelines and overseeing compliance with these guidelines and various regulatory requirements and any applicable loan covenants;

•     overseeing our investments, including approval of investment transactions;

•     overseeing the selection, retention and evaluation of outside investment managers;
•     overseeing investment-related risks, including those related to the Company’s cash and investment portfolios and investment strategies; and

•     reviewing and monitoring the Company’s investment performance quarterly and annually against plan and external benchmarks agreed from time to time.

Four members of the Investment Committee (Messrs. Campbell, Carey, Rajpal, and Winslow) are non-management directors, and three members (Messrs. Campbell, Rajpal, and Winslow) are independent as defined in Nasdaq Marketplace Rule 5605(a)(2).
*Mark Smith is the Company’s Chief Financial Officer. David Rocke is an Executive Vice President of our subsidiary Enstar Limited working in mergers and acquisitions. The Board has included Messrs. Smith and Rocke on the Investment Committee because it believes their respective knowledge and insight provides a significant benefit to the functioning of the committee. In particular, the Board believes that Mr. Smith’s insight into financial and accounting matters and knowledge of subsidiary portfolios and Mr. Rocke’s involvement in mergers and acquisitions (and accompanying investment issues) support the oversight of the Company’s investments and add valuable skill sets to this committee.
Committee Members: Robert Campbell (Chair) James Carey Sumit Rajpal Poul Winslow Mark Smith* David Rocke*
Number of Meetings in 2015: 5

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Attendance at Meetings
We expect our directors to attend all meetings of our Board, all meetings of all committees of the Board on which they serve and each annual general meeting of shareholders, absent exigent circumstances.
In 2015, during the time they were serving, all of the directors other than Mr. Carey attended at least 75% of the meetings of the Board and the committees of the Board on which the director served. Although unexpected scheduling conflicts prevented Mr. Carey from attending certain meetings in person, he participated in additional meetings by phone as an observer, which, when combined with meetings attended in person would have brought his total attendance over 75%, but due to our policy requiring in-person attendance for meetings (other than any telephonic meetings), these were not considered formally attended.
All directors then serving attended the 2015 annual general meeting of shareholders. In addition, in 2015, our independent directors met each quarter in executive sessions without management.
Board Oversight of Risk Management
Risk assumption is inherent in our business, and appropriately setting risk appetite and executing our business strategies accordingly is key to our performance. Effective risk oversight is an important priority for the Board, which has placed strong emphasis on ensuring that we have a robust risk management framework to identify, measure, manage, report and monitor risks that may affect the achievement of our strategic, operational and financial objectives. Our Board and its committees have risk oversight responsibility and play an active role in overseeing management of the risks we face.
During 2015, the Board formed the Underwriting and Risk Committee to enhance board-level risk oversight given our recent entry into the active underwriting business. Although our active underwriting businesses (StarStone and Atrium) each have strong, dedicated underwriting and risk committees related to the individual business, the Board believes that enhanced centralized risk oversight is also appropriate. While all of the Board's committees play a role in risk management, the Underwriting and Risk Committee, reporting to the full Board, now oversees our Company's risk management framework.
The overall objective of our risk management framework is to support good risk governance while facilitating the the achievement of business objectives. Our risk management framework also contributes to an effective business strategy, efficiency in operations and processes, strong financial performance, reliable financial reporting, regulatory compliance, a good reputation with key stakeholders, business continuity planning, and capital planning.
Our enterprise risk management ("ERM") function consists of numerous processes and controls that have been designed by our senior management (including our risk management team), with oversight by our Board and its committees, managed by our senior executives, and implemented by employees across our organization. Risk assumption is inherent in our business, and appropriately setting risk appetite and executing our business strategies in accordance therewith is key to our performance. For more information on ERM, refer to "Item. 1 Business - Enterprise Risk Management" beginning on page 17 of our Annual Report on Form 10-K for the year ended December 31, 2015.
The Board and its committees regularly review information regarding, among other things, our operations, loss reserves, acquisitions, credit, liquidity, investments, active underwriting, information security, and the risks associated with each. Management is responsible for the operation of the Company’s risk management function, including identifying, monitoring, prioritizing, and addressing risks, and management reports to the Board and its committees.

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 Our committees support the Board’s oversight of risk management in the following ways:

Committee	Risk Management Responsibilities
Underwriting and Risk Committee
•        Regularly reviews the strategy of and oversees the Company's active underwriting operations, including with respect to underwriting policies and the impact of emerging risk
•        Assists the Board in overseeing the integrity and effectiveness of the Company's ERM framework
•        Reviews and evaluates the risks to which the Company is exposed
•        Monitors the guidelines and policies that govern the process by which the Company identifies, assesses, and manages its exposure to risk
•        Reviews reinsurance programs and practices to ensure consistency with the Company's business plan and aggregate written exposures
•        Reviews our overall risk appetite with input from management

Audit Committee
•       Oversees the Company's internal controls over financial reporting
•        Receives direct reports from the Company’s Head of Internal Audit on internal controls, who meets with the committee on a quarterly basis and maintains an open dialogue with the Audit Committee Chairman
•        Reviews information security matters and makes recommendations to the Board
• Receives direct reports on ERM at least annually

Compensation Committee
•        Oversees risks relating to the Company's compensation programs and plans (as more fully described in "Executive Compensation - Compensation Discussion and Analysis - Compensation Risk Assessment" on page 42)
•        Conducts an annual risk assessment of our compensation programs to ensure they are properly aligned with Company performance and do not provide incentives for employees to take inappropriate or excessive risks

Nominating and Governance Committee
•        Oversees risks relating to corporate governance matters, including with respect to reviewing Board and Committee composition and the Company’s relations with shareholders
•        Oversees and supports the Board in management succession planning

Investment Committee
•        Regularly evaluates and tests the Company's investment portfolio and investment strategies under various stress scenarios
•        Oversees compliance with investment guidelines, which assist the Company in monitoring the Company's investment-related risks
•        Monitors and evaluates the Company's internal investment management department and external investment managers
•        Oversees the Company’s investment systems and technology resources and any associated risks

Director Nominations, Qualifications and Recommendations
When identifying and evaluating director nominees, our Nominating and Governance Committee considers the nominees’ personal and professional integrity, judgment, ability to represent the interests of the shareholders, and knowledge regarding insurance, reinsurance and investment matters, as well as other factors discussed below. The Nominating and Governance Committee has primarily identified candidates through its periodic solicitation of recommendations from members of the Board and individuals known to the Board, use of third-party search firms retained by the Nominating and Governance Committee, and shareholders, although in certain private placement or acquisition-related transactions, parties have obtained the right to designate a board representative.
During 2015, we enhanced our Board of Directors and added five new independent directors. The process began in late 2014 and early 2015, when our directors noted the relatively small size of the Board at the time, considered the changes to our business and our overall growth, and identified several key skills and qualifications they believed would benefit the quality, diversity, and function of the Board as a whole. The Board sought insurance regulatory experience,

Enstar Group Limited	17	2016 Proxy Statement

industry-specific audit and accounting expertise, active underwriting expertise, and compensation committee experience. The Board also determined that identifying UK or European-based directors was important, as the then-serving non-employee directors were primarily US residents despite the Company's significant UK and European operations.
The Nominating and Governance Committee led the efforts to identify suitable candidates. The committee used a third-party search firm, reviewed former directors of insurance businesses impacted by recent merger activity, and considered suggestions from Board members familiar with candidates' experience in the industry. Once a candidate was identified, the committee undertook an evaluation process.
The evaluation of new director candidates involves several steps, not necessarily taken in any particular order. The Nominating and Governance Committee reviews the candidate's qualifications and background of the candidate (which includes securing a resume and other background data and background checks), and evaluates the candidate's attributes relative to the identified needs of the Board. If the committee wishes to pursue a candidate further, it arranges candidate interviews with committee members and other directors. After assessing feedback, the Nominating and Governance Committee presents each nominated candidate to the Board for consideration.
In addition, following its acquisitions of shares from First Reserve, CPPIB received the right to designate a representative to the Board. Kenneth Moore, who had been the representative from First Reserve, stepped down in June 2015 in connection with the sale, following which Poul Winslow was designated by CPPIB. The Nominating and Governance Committee members and other directors had opportunities to meet with Mr. Winslow several times before his appointment in September 2015. The Board determined that Mr. Winslow, who has significant investment expertise stemming from his role as Managing Director, Head of Thematic Investing and External Portfolio Management at CPPIB, was a natural fit to fill the vacancy on the Investment Committee created by Mr. Moore's departure.
For incumbent directors, the committee reviews each director’s overall service to the Company during the director’s term, including the director’s level of participation and quality of performance. The Nominating and Governance Committee considered and nominated the candidates proposed for election as director at the Annual General Meeting, with the Board unanimously agreeing on the nominees.
Director Qualifications
We seek to identify candidates who represent a mix of backgrounds and experiences that will improve the Board’s ability, as a whole, to serve our needs and the interests of our shareholders. While we do not have a formal diversity policy for selection of directors, we consider diversity broadly to include differences of professional experience, individual attributes and skill sets, perspective, knowledge and expertise in substantive matters pertaining to our business and industry.

Given the complex nature of our business and the insurance and reinsurance industry, we seek to include directors whose experiences, although varying and diverse, are also complementary to and demonstrate a familiarity with the substantive matters necessary to lead the
Company and navigate our run-off and active underwriting businesses.

Shareholder Recommendations
In accordance with its charter, the Nominating and Governance Committee will consider director candidates submitted by shareholders. Shareholders may recommend candidates to serve as directors by submitting a written notice to the Nominating and Governance Committee at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda. Shareholder recommendations must be accompanied by sufficient information to assess the candidate’s qualifications and contain the candidate’s consent to serve as director if elected. Shareholder nominees will be evaluated by the Nominating and Governance Committee in the same manner as nominees selected by the committee.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee is or was during 2015 an employee, or is or ever has been an officer, of the Company. During the year ended December 31, 2015, no executive officer served as a member of the compensation committee or as a director of another entity having an executive officer serving on our Compensation Committee or as one of our directors.

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Code of Conduct
We have adopted a Code of Conduct that applies to all of our directors and employees, including all senior executives and financial officers. A copy of our Code of Conduct is available on our website at http://www.enstargroup.com/corporate-governance.cfm by clicking on "Code of Conduct."
In addition, any shareholder may receive a copy of the Code of Conduct or any of our committee charters in print, without charge, by contacting Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton HM JX, Bermuda. We intend to post any amendments to our Code of Conduct on our website. In addition, we intend to disclose any waiver of a provision of the Code of Conduct that applies to our senior executives and financial officers by posting such information on our website or by filing a Form 8-K with the SEC within the prescribed time period. No such waivers currently exist.
Shareholder Communications with the Board
Shareholders and other interested parties may send communications to the Board by sending written notice to:

Enstar Group Limited Attention: Corporate Secretary P.O. Box HM 2267 Windsor Place, 3rd Floor 22 Queen Street Hamilton, HM JX Bermuda
The notice may specify whether the communication is directed to the entire Board, to the independent directors, or to a particular Board committee or individual director.
Our Corporate Secretary will handle routine inquiries and requests for information. If our Corporate Secretary determines the communication is made for a valid purpose and is relevant to the Company and its business, our Corporate Secretary will forward the communication to the entire Board, to the independent directors, to the appropriate committee chairman or to the individual director as the notice was originally addressed. At each regular meeting of the Board, our Corporate Secretary will present a summary of all communications received since the previous meeting that were not forwarded and will make those communications available to the directors on request.

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DIRECTOR COMPENSATION
2015 Director Compensation Program
Our Compensation Committee is responsible for periodically reviewing non-employee director compensation and making recommendations to our Board with respect to any changes. The Compensation Committee conducts a comprehensive review no less than biennially, which may include working with our independent compensation consultant.
In 2015, our director compensation program included:

•	a retainer payable quarterly for non-employee directors, and additional retainers payable quarterly for the Chairman of the Board and certain committee chairman;

•	an equity retainer payable annually in the form of restricted ordinary shares with a one-year vesting period for non-employee directors and the Chairman of the Board; and

•	meeting fees for all Board and committee meetings attended.
Directors who are employees of the Company receive no fees for their services as directors. Mr. Rajpal has waived all fees for his services as a director. Pursuant to the terms of his employment with CPPIB, cash fees earned by Mr. Winslow are paid directly to CPPIB, and he has waived his equity retainer fee.
Our director retainer and meeting fees in place as of December 31, 2015 are set forth below. Committee fees differ due to workload and composition of the Committee (i.e., whether the members are predominantly non-employee or employee directors) and are periodically evaluated by the Compensation Committee.

2015 Retainer Fees	Annual Amounts Payable	2015 Meeting Fees	Amounts Payable for Attendance
Non-Employee Directors(1)	$150,000	Board Meetings	$3,500
Chairman of the Board(1)	$100,000	Telephonic Board Meetings	$1,000
Audit Committee Chairman	$10,000	Audit Committee Meetings	$1,500
Compensation Committee Chairman	$5,000	Compensation Committee Meetings	$1,250
Nominating and Governance Committee Chairman	$5,000	Nominating and Governance Committee Meetings	$—
Investment Committee Chairman	$5,000	Investment Committee Meetings	$1,250
Underwriting and Risk Committee Chairman	$—	Underwriting and Risk Committee Meetings	$—

(1)	The non-employee director fee and the chairman's fee are each payable half in cash and half in restricted ordinary shares subject to a one-year vesting period.
Deferred Compensation Plan
The Amended and Restated Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the "Deferred Compensation Plan") provides each non-employee director with the opportunity to elect (i) to defer receipt of all or a portion of his or her cash or equity compensation until retirement or termination and (ii) to receive all or a portion of his or her cash compensation for services as a director in the form of our ordinary shares instead of cash.
Non-employee directors electing to defer compensation have such compensation converted into share units payable as a lump sum distribution after the director leaves the Board. The lump sum share unit distribution is made in the form of ordinary shares, with fractional shares paid in cash. Non-employee directors electing to receive compensation in the form of ordinary shares receive whole ordinary shares (with any fractional shares payable in cash) as of the date compensation would otherwise have been payable. A director's participation in the Deferred Compensation Plan does not affect the vesting schedule of the equity portion of the retainer fee described above.

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Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served in 2015. Messrs. Silvester and O'Shea, as employees, are not eligible to receive director compensation for Board service.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Robert J. Campbell	$176,250	$125,000	$301,250
B. Frederick Becker	$89,056	$75,000	$164,056
Sandra L. Boss	$16,774	$—	$16,774
James D. Carey	$89,250	$75,000	$164,250
Hans-Peter Gerhardt	$26,000	$37,500	$63,500
Kenneth W. Moore(4)	$52,250	$75,000	$127,250
Hitesh R. Patel	$61,332	$67,623	$128,955
Sumit Rajpal(5)	$—	$—	$—
Poul A. Winslow(6)	$31,167	$—	$31,167

(1)	Director fees listed in this column may be deferred by directors under the Deferred Compensation Plan. See footnote 3.

(2)
This column lists the aggregate grant date fair value of Enstar restricted ordinary shares awarded to directors as part of their Board retainer and Chairman of the Board retainer, computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718. The value of the restricted ordinary shares is determined based on the closing price of our ordinary shares on the grant date. For information on the valuation assumptions with respect to awards made, refer to Note 17 to our consolidated financial statements for the year ended December 31, 2015, as included in our Annual Report on Form 10-K for the year ended December 31, 2015. The amounts above reflect the grant date fair value for these awards, excluding the accounting effect of any estimate of future forfeitures, and do not necessarily correspond to the actual value that might be recognized by the directors.

Restricted ordinary shares are subject to a one-year vesting period and are forfeited in their entirety if a director leaves the Board prior to the vesting date. Restricted ordinary share awards listed in this column may be deferred by directors under the Deferred Compensation Plan in the form of restricted share units, subject to the same one-year vesting period ("RSUs"). The number of restricted ordinary shares or RSUs (rounded to nearest whole share) acquired by our directors during 2015 was as follows: (a) Mr. Campbell — 876 RSUs; (b) Mr. Becker — 526 RSUs; (c) Mr. Carey – 526 RSUs; (d) Mr. Gerhardt — 253 restricted ordinary shares; (e) Mr. Moore — 526 RSUs subsequently forfeited; and (f) Mr. Patel — 439 RSUs. Fractional amounts are payable in cash at the time of vesting. Total restricted ordinary shares and RSUs held by directors as of the record date are described in the footnotes to the Principal Shareholders and Management Ownership table.

(3)
Share units (rounded to the nearest whole share) acquired for services in 2015 under the Deferred Compensation Plan were as follows: (a) Mr. Campbell — 1,187 units; (b) Mr. Becker — 301 units; (c) Mr. Carey – 602 units; (d) Mr. Moore — 357 units; and (e) Mr. Patel — 101 units. Total share units under the Deferred Compensation Plan held by directors as of the record date are described in the footnotes to the Principal Shareholders and Management Ownership table.

(4)
Mr. Moore stepped down from the Board on June 3, 2015. Mr. Moore's 526 RSUs were forfeited upon his termination of service. He received 833 ordinary shares in settlement of share units held under the Deferred Compensation Plan.

(5)	Mr. Rajpal has waived all fees for his services.

(6)	Mr. Winslow has waived his equity retainer. Fees earned by him in cash are payable directly to CPPIB pursuant to the terms of his employment.

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EXECUTIVE OFFICERS

DOMINIC F. SILVESTER
Title: Chief Executive Officer Since: 2001 Age: 55
Biographical Information: Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

PAUL J. O’SHEA
Title: EVP and Joint Chief Operating Officer Since: 2001 Age: 58
Biographical Information: Paul O’Shea has served as a director, Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. He leads our mergers and acquisitions operations, including overseeing our transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Dominic F. Silvester and Nicholas A. Packer in their run-off business venture in Bermuda, and he served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994.

NICHOLAS A. PACKER
Title: EVP and Joint Chief Operating Officer Since: 2001 Age: 53
Biographical Information: Nicholas Packer has served as Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. He leads our underwriting, claims, commutation, consulting and ceded reinsurance operations, and serves as StarStone Group Chief Executive Officer and Chairman. In December 2015, Mr. Packer was appointed Chief Executive Officer of our recently formed subsidiary, Aligned Re Ltd. From 1996 to 2001, he was Chief Operating Officer of Enstar (EU) Limited, a wholly-owned subsidiary of Enstar Limited (which is now a subsidiary of the Company). Mr. Packer served as Enstar Limited’s Chief Operating Officer from 1995 until 1996. In 1993, Mr. Packer joined Mr. Silvester in operating a run-off business venture in Bermuda.

MARK W. SMITH
Title: Chief Financial Officer Since: 2015 Age: 62
Biographical Information: Mark Smith was appointed Chief Financial Officer of the Company, effective August 15, 2015. He had been a Partner at Deloitte & Touche, Bermuda since 1988 in Deloitte's accounting and auditing services group, where he had a distinguished public accounting career specializing in the insurance industry. Mr. Smith most recently served as the head of the financial advisory practice at Deloitte & Touche, Bermuda. He is chairman of the Insurance Advisory Committee, a Bermuda statutory committee that provides advice on insurance regulatory matters.

ORLA M. GREGORY
Title: Chief Integration Officer Since: 2015 Age: 42
Biographical Information: Orla Gregory was appointed as Chief Integration Officer in 2015. She previously served as Executive Vice President of Mergers and Acquisitions of our subsidiary, Enstar Limited, since May 2014, and prior to that was Senior Vice President of Mergers and Acquisitions since 2009. She has been with the Company since 2003. Ms. Gregory worked as Financial Controller of Irish European Reinsurance Company Ltd. in Ireland from 2001 to 2003. She worked in Bermuda from 1999 to 2001 for Ernst & Young as an Investment Accountant. Prior to this, Ms. Gregory worked for QBE Insurance & Reinsurance (Europe) Limited in Ireland from 1993 to 1998 as a Financial Accountant.

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PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
The following table sets forth information as of April 18, 2016 (unless otherwise provided herein) regarding beneficial ownership of our voting ordinary shares by each of the following, in each case based on information provided to us by these individuals:

•	each person or group known to us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our current directors and director nominees;

•	each of the individuals named in the Summary Compensation Table; and

•	all of our current directors and executive officers as a group.
The following table describes the ownership of our voting ordinary shares, including restricted voting ordinary shares, which are the only shares entitled to vote at the Annual General Meeting.
In addition to voting ordinary shares, there are a total of 3,130,408 issued and outstanding non-voting ordinary shares. Of these shares, Goldman Sachs owns 2,725,637 Series C non-voting ordinary shares that, together with its 665,529 voting ordinary shares, represented an economic interest of approximately 17.5% as of April 18, 2016. CPPIB owns 404,771 Series E non-voting ordinary shares that, together with its voting shares, represented an economic interest of approximately 9.9% as of April 18, 2016. For additional information on our non-voting ordinary shares, refer to Note 15 to our consolidated financial statements beginning on page 162 of our Annual Report on Form 10-K for the year ended December 31, 2015.
Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares	Percent of Class(1)
Canada Pension Plan Investment Board(2)	1,501,211	9.3%
Trident V, L.P. and related affiliates(3)	1,350,000	8.4%
Akre Capital Management, LLC(4)	1,181,346	7.3%
Beck Mack & Oliver LLC(5)	922,777	5.7%
Poul A. Winslow(6)	741,735	4.6%
Dominic F. Silvester(7)	490,732	3.0%
Nicholas A. Packer(8)	319,801	2.0%
Paul J. O'Shea(9)	185,960	1.2%
Robert J. Campbell(10)	179,501	1.1%
Orla M. Gregory(11)	8,796	*
Mark W. Smith(12)	6,247	*
James D. Carey(13)	4,058	*
B. Frederick Becker(14)	980	*
Hitesh R. Patel(15)	169	*
Sandra L. Boss(16)	660	*
Hans-Peter Gerhardt(17)	708	*
Sumit Rajpal(18)	—	*
Richard J. Harris	—	*
All Current Executive Officers and Directors as a group (13 persons)(19)	1,950,482	12.0%

*	Less than 1%

(1)
Our bye-laws would reduce the total voting power of any US shareholder or direct foreign shareholder group owning 9.5% or more of our ordinary shares to less than 9.5% of the voting power of all of our shares.

(2)
Based on information provided in a Schedule 13D filed jointly on March 10, 2016 by (i) CPPIB, (ii) CPPIB Epsilon Ontario Limited Partnership ("CPPIB LP"), (iii) CPPIB Epsilon Ontario Trust ("CPPIB Trust"), (iv) and Poul A. Winslow. CPPIB's reported holding of 1,501,211 ordinary shares excludes 741,735 ordinary shares held indirectly through CPPIB LP. CPPIB Trust is the general partner of CPPIB LP, and Mr. Winslow is the trustee of CPPIB Trust. By virtue of his role as trustee of CPPIB Trust, Mr. Winslow has sole voting and sole dispositive power over the shares, but has no pecuniary interest in the shares (see footnote 6). CPPIB also

Enstar Group Limited	23	2016 Proxy Statement

directly owns 404,771 Series E non-voting ordinary shares. The principal address of the above persons and entities is One Queen Street East, Suite 2500 Toronto, ON M5C 2W5 Canada.

(3)
Based on information provided in a Schedule 13D filed jointly on November 15, 2013 by Trident V, L.P. ("Trident V"), Trident Capital V, L.P. ("Trident V GP"), Trident V Parallel Fund, L.P. ("Trident V Parallel"), Trident V Professionals Fund, L.P. ("Trident V Professionals" and, together with Trident V and Trident V Parallel, the "Partnerships"), Stone Point Capital LLC ("Stone Point") and SPC Management Holdings LLC. Consists of (a) 773,556 ordinary shares held by Trident V, (b) 542,505 ordinary shares held by Trident V Parallel, and (c) 33,939 ordinary shares held by Trident V Professionals. The sole general partner of Trident V is Trident V GP. The sole general partner of Trident V Parallel is Trident Capital V-PF, L.P. ("Trident Capital V-PF"). The sole general partner of Trident V Professionals is Stone Point GP Ltd. (together with Trident V GP and Trident Capital V-PF, the "GPs"). Each of the GPs holds voting and investment power with respect to the ordinary shares that are, or may be deemed to be, beneficially owned by the respective Partnership of which it is the general partner. In addition, the limited partnership agreements of each of the Partnerships have the effect of conferring dispositive power over the ordinary shares held by the Partnerships to Trident V and Trident V GP. Pursuant to certain management agreements, Stone Point has received delegated authority by the GPs to exercise voting rights of ordinary shares on behalf of the Partnerships, subject to certain limitations, but Stone Point does not have dispositive power over the ordinary shares held by the Partnerships. James Carey, a member of our Board, is a member and senior principal of Stone Point, an owner of one of four general partners of each of Trident V GP and Trident Capital V-PF, and a shareholder and director of Stone Point GP Ltd., which is the general partner of Trident V Professionals. See footnote 13 with respect to 2,086 ordinary shares issuable to Mr. Carey pursuant to the Deferred Compensation Plan and not included in the Partnerships’ total reported holdings of 1,350,000 shares. Although these share units accrue to Mr. Carey personally, he holds these share units solely for the benefit of Stone Point, which may be deemed an indirect beneficial owner. The principal address for Trident V, Trident V GP, Trident V Parallel, Trident V Professionals and Stone Point is c/o Stone Point at its principal address, which is 20 Horseneck Lane, Greenwich, CT 06830.

(4)
Based on a Schedule 13G filed jointly on February 12, 2016 by Akre Capital Management, LLC ("Akre Capital") and Charles T. Akre, Jr. Includes 1,181,346 ordinary shares over which Akre Capital and Mr. Akre have shared voting and dispositive power. The principal address of Akre Capital and Mr. Akre is P.O. Box 998, Middleburg, Virginia 20118.

(5)
Based on information provided in a Schedule 13G filed on February 1, 2016 by Beck, Mack & Oliver LLC ("Beck Mack"), a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. The ordinary shares beneficially owned by Beck Mack are owned by investment advisory clients of Beck Mack. These clients have the right to receive or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. None of these clients owns more than 5% of the Company’s ordinary shares. As of December 31, 2015, Beck Mack had shared dispositive power with respect to all of the shares and sole voting power with respect to 875,511 shares. The principal address for Beck Mack is 360 Madison Avenue, New York, NY 10017. Robert J. Campbell, one of our directors, is a Partner at Beck Mack. Beck Mack disclaims beneficial ownership of the ordinary shares of the Company that are, or may be deemed to be, beneficially owned by Mr. Campbell, which are described in footnote 9.

(6)
Mr. Winslow disclaims any beneficial ownership of the shares owned by CPPIB, CPPIB LP, and CPPIB Trust. See footnote 2. Mr. Winslow is the trustee of the CPPIB Trust but has no pecuniary interest in the shares.

(7)
Consists of 35,339 ordinary shares held directly by Mr. Silvester and 455,393 shares held indirectly by Cent Holdings, a UK registered company in which Mr. Silvester and his wife each have a 50% interest. 167,000 shares held by Cent Holdings have been pledged to secure a loan.

(8)
Consists of (a) 16,695 ordinary shares held directly by Mr. Packer and (b) 303,206 ordinary shares held by Hove Investments Holding Limited, a British Virgin Islands company. The Hove Trust owns all of the equity interests of Hove Investments Holding Limited. Mr. Packer and his immediate family are the sole beneficiaries of the Hove Trust. The trustee of the Hove Trust is R&H Trust Co. (BVI) Ltd.

(9)
Consists of (a) 31,629 ordinary shares held directly by Mr. O’Shea and (b) 154,331 ordinary shares held by the Elbow Trust. Mr. O’Shea and his immediate family are the sole beneficiaries of the Elbow Trust. The trustee of the Elbow Trust is R&H Trust Co. (BVI) Ltd.

(10)
Consists of (a) 49,756 ordinary shares held directly by Mr. Campbell, (b) 42,500 ordinary shares held by a self-directed pension plan, (c) 32,300 ordinary shares owned by Mr. Campbell’s spouse, (d) 25,050 ordinary shares owned by Osprey Partners, (e) 12,600 ordinary shares owned by Mr. Campbell’s children, (f) 3,000 ordinary shares owned by the Robert J. Campbell Family Trust, (g) 2,500 ordinary shares owned by the F.W.

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Spellissy Trust, (h) 500 ordinary shares owned by the Amy S. Campbell Family Trust, and (i) 11,295 ordinary shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors. Does not include 758 RSUs scheduled to vest April 1, 2017. Mr. Campbell disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by Beck Mack.

(11)	Consists of 8,796 ordinary shares held directly by Ms. Gregory.

(12)	Includes 4,165 restricted ordinary shares scheduled to vest in two substantially equal annual installments on March 31, 2017 and 2018, respectively.

(13)
Includes 2,086 ordinary shares issuable pursuant to the Deferred Compensation Plan held by Mr. Carey solely for the benefit of Stone Point, of which Mr. Carey is a senior principal. Does not include 454 RSUs scheduled to vest April 1, 2017. Mr. Carey disclaims beneficial ownership of these share units, except to the extent of his pecuniary interest therein, if any. Stone Point may be deemed an indirect beneficial owner of these ordinary shares. Does not include (a) 773,556 ordinary shares held by Trident V, (b) 542,505 ordinary shares held by Trident V Parallel, and (c) 33,939 ordinary shares held by Trident V Professionals. These shares are included in the table in the number of shares owned by the Partnerships and are described in footnote 3. Mr. Carey is a member of the investment committee and owner of one of the four general partners of both of Trident V GP (the general partner of Trident V) and Trident Capital V-PF (the general partner of Trident V Parallel). Mr. Carey is also a member and senior principal of Stone Point and a shareholder and director of Stone Point GP Ltd., which is the general partner of Trident V Professionals. Mr. Carey disclaims beneficial ownership of the shares held of record or beneficially by the Partnerships, except to the extent of any pecuniary interest therein.

(14)	Consists of 980 ordinary shares issuable to Mr. Becker pursuant the Deferred Compensation Plan. Does not include 454 RSUs scheduled to vest April 1, 2017.

(15)	Consists of 169 ordinary shares issuable to Mr. Patel pursuant to the Deferred Compensation Plan. Does not include 454 RSUs scheduled to vest April 1, 2017 and 438 RSUs scheduled to vest July 1, 2016.

(16)	Consists of 205 restricted ordinary shares held by Ms. Boss scheduled to vest January 4, 2017 and 455 restricted ordinary shares scheduled to vest April 1, 2017.

(17)	Consists of 253 restricted ordinary shares held by Mr. Gerhardt scheduled to vest October 1, 2016 and 455 restricted ordinary shares scheduled to vest April 1, 2017.

(18)
Mr. Rajpal disclaims beneficial ownership of the shares that relate to and are described in this footnote (except to the extent of his pecuniary interest therein, if any) and does not otherwise beneficially own any of our ordinary shares. In connection with two closings under the Investment Agreement dated April 20, 2011 among us and GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd., GSCP VI Employee Navi, Ltd., and GSCP VI GmbH Navi, L.P. (collectively, the "Purchasers"), the Purchasers acquired 665,529 ordinary shares in the aggregate in addition to the 2,725,637 Series C non-voting ordinary shares referenced in the introduction to the table. Such shares may be deemed to be beneficially owned by Goldman Sachs, a broker or dealer registered under Section 15 of the Exchange Act and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Please see the statement on Schedule 13D/A filed on December 27, 2011 by Goldman Sachs, the Purchasers and certain of their affiliates for a description of other of our ordinary shares that could be argued to be beneficially owned by Goldman Sachs, the Purchasers or their affiliates under certain theories. The general partner, managing general partner or other manager of each of the Purchasers is an affiliate of The Goldman Sachs Group, Inc. ("GS Group"). Goldman Sachs is a direct and indirect wholly-owned subsidiary of GS Group. Goldman Sachs is the investment manager of certain of the Purchasers. In accordance with SEC Release No. 34-39538 (January 12, 1998) (the "Release"), this proxy statement reflects the securities beneficially owned by certain operating units (collectively, the "Goldman Sachs Reporting Units") of GS Group and its subsidiaries and affiliates. This filing does not reflect securities, if any, beneficially owned by any operating units of GS Group whose ownership of securities is disaggregated from that of the Goldman Sachs Reporting Units in accordance with the Release. The Goldman Sachs Reporting Units disclaim beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which the Goldman Sachs Reporting Units or their employees have voting or investment discretion, or both, and (ii) certain investment entities of which the Goldman Sachs Reporting Units act as the general partner, managing general partner or other manager, to the extent interests in such entities are held by persons other than the Goldman Sachs Reporting Units. The address of each of the persons mentioned in this paragraph is 200 West Street, New York, New York 10282.

(19)	See footnotes 6 though 18.

Enstar Group Limited	25	2016 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC and The Nasdaq Stock Market, LLC reports on Forms 3, 4 and 5 regarding their ownership of ordinary shares and other equity securities of the Company. Under SEC rules, we must be furnished with copies of these reports.
Based solely on our review of the copies of such forms received by us and written representations from our executive officers and directors, we believe that, during the year ended December 31, 2015, all filing requirements applicable to our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities under Section 16(a) were complied with on a timely basis.

Enstar Group Limited	26	2016 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transaction Procedures
From time to time, we have participated in transactions in which one or more of our directors, executive officers or large shareholders has an interest. These transactions, called related-party transactions, are described below. All related party transactions require the approval of our Audit Committee (comprised entirely of independent directors), which reviews each transaction for fairness, business purpose, and reasonableness. Each transaction involving the Company and an affiliate entered into during 2015 was approved by our Audit Committee. Investment transactions with related parties are also subject to the review and approval of our Investment Committee.
In addition, our Board has adopted a Code of Conduct, which states that our directors, officers and employees must avoid engaging in any activity that might create a conflict of interest or a perception of a conflict of interest. The Code of Conduct requires these individuals to raise any proposed or actual transaction that they believe may create a conflict of interest for audit committee consideration and review. In any situation where an Audit Committee member could be perceived as having a potential conflict of interest, that member is expected to recuse himself from the matter, and the non-interested members of the committee review the transaction.
On an annual basis, each director and executive officer completes a Directors’ and Officers’ Questionnaire that requires disclosure of any transactions with the Company in which he or she, or any member of his or her immediate family, has a direct or indirect material interest. A summary of responses from the questionnaires is reported to the Audit Committee.
Investments and Transactions Involving Affiliates of Certain Shareholders
Transactions with Trident and its Affiliates
Following several private transactions occurring from May 2012 to July 2012, Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P. (collectively, "Trident") acquired 1,350,000 of our ordinary shares (which now constitutes approximately 8.4% of our ordinary shares). On November 6, 2013, we appointed James D. Carey to our Board of Directors. Mr. Carey is the sole member of an entity that is one of four general partners of the entities serving as general partners for Trident, is a member of the investment committees of such general partners, and is a member and senior principal of Stone Point Capital LLC ("Stone Point"), the manager of the Trident funds.
Prior to Trident’s acquisition of our ordinary shares in 2012, we invested in two funds, Sky Harbor Global Funds ("Sky Harbor") and Prima Mortgage Investment Trust ("Prima"), which are managed by companies in which the Trident funds have indirect ownership interests. Additional allocations to these investments were approved by our Audit and Investment Committees and made in subsequent years. As of December 31, 2015, we had made aggregate investments of $150.0 million in Sky Harbor, which had an aggregate fair value of approximately $154.3 million. As of December 31, 2015, we had made aggregate investments of $48.4 million in Prima, with an aggregate fair value of approximately $54.8 million. The Sky Harbor and Prima fund managers charge certain fees to the funds they manage. These fees are deducted within the net asset value of the funds and totaled approximately $0.7 million and $0.2 million, respectively, for the year ended December 31, 2015. We are treated no less favorably than similarly situated investors in the funds.
During 2014, we made a commitment to invest up to $20.0 million in the Trident VI Parallel Fund and Trident VI Parallel AIV-I fund, which are managed by Stone Point, and in August 2015, we made a $15.0 million commitment to T-VI Co-Invest-A fund, also managed by Stone Point. As of December 31, 2015, we had funded $19.8 million of our commitments to the Trident VI funds and T-VI Co-Invest A fund, and such investments had a fair value of $19.4 million. The fund managers charge fees to the funds they manage, which are deducted within the net asset value of the funds and totaled approximately $0.3 million for the year ended December 31, 2015. We are treated no less favorably than similarly situated investors in the funds. The Trident VI funds own an approximately 28% interest in Alliant Insurance Services, an insurance brokerage firm. Alliant Insurance Services has provided brokerage services to our StarStone companies in the ordinary course of business and receives commission fees for business produced (on an arms' length basis).
During 2014, we invested in Eagle Point Credit Fund L.P., which is managed by Eagle Point Credit Management, a company affiliated with entities owned by Trident. Mr. Carey serves as a director of the managing entity. As of December 31, 2015, our investment totaled $10.3 million, and its fair value was $9.5 million. The fund manager charges certain fees to the fund, which are deducted within the net asset value of the fund and totaled approximately $0.2 million for the year ended December 31, 2015. We are treated no less favorably than similarly situated investors in the funds. We also invested $25.5 million in shares of common stock of Eagle Point Credit Company Inc., a registered investment company affiliated with Trident. As of December 31, 2015, the fair value of this investment was $21.0 million. We also have separate accounts managed by Eagle Point Credit Management and PRIMA Capital Advisors, which are affiliates of entities owned by Trident. These accounts had a balance of $112.3 million and $45.5 million, respectively,

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as of December 31, 2015, and we incurred approximately $0.3 million and $0.1 million, respectively, in management fees for the year ended December 31, 2015.
During 2015, we received investment-related consulting services from SCS Financial Services, a firm in which Trident V is a minority investor. We incurred approximately $0.4 million in expenses for these services for the year ended December 31, 2015.
Before Mr. Carey joined our board, we invested $20.0 million in Sound Point Capital Floating Rate Fund, a fund managed by Sound Point Capital. Mr. Carey has an indirect minority ownership interest in, and serves as a director of, Sound Point Capital. As of December 31, 2015, our total investment was $14.0 million, and its fair value was $17.1 million. During 2014, we invested $17.5 million in Sound Point Credit Opportunities Offshore Fund, Ltd., a fund managed by Sound Point Capital. This investment had a fair value of $17.4 million as of December 31, 2015. Sound Point Capital charges certain fees to the funds it manages, which are deducted from the net asset value of the funds and totaled approximately $0.3 million for the year ended December 31, 2015. We are treated no less favorably than similarly situated investors in the funds.
Sound Point Capital has acted as collateral manager for certain of our direct investments in CLO equity securities. The fair value of these investments was $18.2 million as of December 31, 2015. During 2015, we opened a separate account managed by Sound Point Capital, with a balance of $53.5 million as of December 31, 2015, with respect to which we incurred approximately $0.1 million in management fees for the year.
Fees charged pursuant to investments affiliated with entities owned by Trident or Sound Point Capital were on an arm's-length basis.
In addition, we have entered into certain agreements with Trident with respect to Trident’s co-investments in the Atrium Underwriting Group Limited ("Atrium"), Arden Reinsurance Company Ltd. ("Arden"), and StarStone acquisitions. These include investors’ agreements and shareholders’ agreements, which provide for, among other things: (i) our right to redeem Trident’s 39.3% equity interest in the Atrium/Arden and StarStone transactions in cash at fair market value within the 90 days following the fifth anniversary of the Arden and Torus closings, respectively, and at any time following the seventh anniversary of the Arden and StarStone closings, respectively; and (ii) Trident’s right to have its 39.3% equity co-investment interests in the Atrium/Arden and StarStone transactions redeemed by us at fair market value (which we may satisfy in either cash or our ordinary shares) following the seventh anniversaries of the Arden closing and StarStone closing, respectively. As of December 31, 2015, we have included $417.7 million as redeemable noncontrolling interest on our balance sheet relating to these Trident co-investment transactions. Pursuant to the terms of the shareholders’ agreements, Mr. Carey serves as a Trident representative on the boards of StarStone and the holding companies established in connection with the Atrium/Arden and StarStone co-investment transactions. Trident also has a second representative on these boards who is a Stone Point employee.
From time to time, certain of our directors and executive officers have made significant personal commitments and investments in entities that are affiliates of or otherwise related to Trident funds or Sound Point Capital, including some of the entities listed above.
Transactions with Goldman Sachs Affiliates
Affiliates of Goldman Sachs & Co. ("Goldman Sachs") own approximately 4.1% of our voting ordinary shares and 100% of our outstanding Series C non-voting convertible common shares, which is an aggregate economic interest in Enstar of 17.5%. Sumit Rajpal, a managing director of Goldman Sachs, was appointed to our Board in connection with Goldman Sachs’ investment in the Company.
We have committed to invest up to $30.0 million in Vintage VI, L.P., a fund affiliated with Goldman Sachs. As of December 31, 2015, we had funded approximately $14.8 million of this investment, which had a fair value of $15.2 million. We have also invested $25.0 million in Goldman Sachs Global Strategic Income Bond Fund, a fund affiliated with Goldman Sachs. As of December 31, 2015, this investment had a fair value of $24.4 million. The fund managers charge certain fees to the funds they manage, which are deducted within the net asset value of the funds. These fees totaled approximately $0.4 million for Vintage and approximately $0.1 million for the bond fund for the year ended December 31, 2015. We are treated no less favorably than similarly situated investors in the funds.
We have also invested £12.5 million (approximately $20.7 million) in indirect non-voting interests of two companies affiliated with Hastings Insurance Group Limited ("Hastings"). The fair value of this investment as of December 31, 2015 was $44.6 million. Our interests are held in accounts managed by affiliates of Goldman Sachs. Goldman Sachs affiliates have an approximately 38% interest in the Hastings companies, and Mr. Rajpal serves as a director of the entities in which we have invested. In connection with the Hastings investment, Goldman Sachs receives certain fees from us (on terms no less favorable than for similarly situated investors) pursuant to the terms of the documents governing the investments. For the year ended December 31, 2015, these fees totaled approximately $0.2 million.

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During 2015, Goldman Sachs Asset Management, a Goldman Sachs affiliate, began providing investment management services to our subsidiaries pursuant to arm's-length agreements reflecting customary terms and conditions. Our interests are held in accounts managed by affiliates of Goldman Sachs, with balances of $695.8 million and $63.1 million as of December 31, 2015, with respect to which we incurred approximately $0.6 million in aggregate management fees for the year.
Fees charged pursuant to investments with affiliates of Goldman Sachs were on an arm's-length basis.
Transactions with CPPIB
CPPIB owns approximately 9.3% of our voting ordinary shares and 100% of our outstanding Series E non-voting convertible ordinary shares, which is an aggregate economic interest in Enstar of 9.9%. Poul Winslow, of CPPIB, was appointed to our Board on September 29, 2015 in connection with CPPIB's shareholder rights agreement with us. In addition, 741,735 ordinary shares (or 4.6% of our voting ordinary shares) are held indirectly by CPPIB through CPPIB LP. CPPIB is the sole limited partner of CPPIB LP. CPPIB Trust is the general partner of CPPIB LP, and Mr. Winslow is the trustee of CPPIB Trust. By virtue of his role as trustee of CPPIB Trust, in its capacity as general partner of CPPIB LP, Mr. Winslow has sole voting and sole dispositive power over the shares, but has no pecuniary interest in the shares.
On May 5, 2015, we acquired life settlements businesses from Wilton Re Ltd. ("Wilton Re") (described in Note 3 to our consolidated financial statements included within our Annual Report on Form 10-K for the year ended December 31, 2015). Under the purchase agreement, the final purchase price installment of $83.9 million is payable to Wilton Re on May 5, 2016. Subsequent to the closing of our transaction with Wilton Re, CPPIB purchased its voting and non-voting ordinary shares from First Reserve. CPPIB, together with management of Wilton Re, owns 100% of the common stock of Wilton Re.
We also have a pre-existing reinsurance recoverable carried on our balance sheet at $12.2 million as of December 31, 2015 from Continental Assurance Company, a company acquired by Wilton Re after the reinsurance recoverable was established.
Other Transactions or Relationships
During the regular course of investing for our internally managed portfolios, we may use brokers affiliated with Stone Point (such as Amherst Pierpont, which is minority owned by the Trident IV funds, which are managed by Stone Point) and Goldman Sachs to execute ordinary course securities investment transactions through such brokers on arms' length terms and conditions. There are no commissions paid and quantifying the amount of compensation to the brokers is not determinable. Brokers are selected from a competitive pool using a best price execution policy.
One of our subsidiaries, Enstar Limited, has agreed in principle to act as reinsurance manager for a newly-formed Bermuda company, Aligned Re Ltd. ("Aligned Re"). Aligned Re is currently our wholly owned subsidiary, but is expected to be funded with third-party capital alongside anticipated investments from us and certain of our affiliates, including $100 million that we have already invested. If such funding occurs, we expect our investment to become a non-controlling interest. UBS O’Connor LLC is expected to act as investment manager for Aligned Re. We expect that our active underwriting subsidiaries will purchase reinsurance via quota share agreements with Aligned Re and that certain of our run-off subsidiaries will enter into loss portfolio transfer agreements. Nicholas Packer has been appointed as Chief Executive Officer of Aligned Re, and Dominic Silvester is expected to serve as a member of its board of directors.
Indemnification of Directors and Officers; Director Indemnity Agreements
We have Indemnification Agreements with each of each of our directors and Mr. Packer. Each Indemnification Agreement provides, among other things, that we will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of such indemnitee’s status as a director or officer of the Company, such indemnitee was, is or is threatened to be made a party or participant in any threatened, pending or completed proceeding, whether of a civil, criminal, administrative, regulatory or investigative nature, against all judgments, fines, penalties, excise taxes, interest and amounts paid in settlement and incurred by such indemnitee in connection with such proceeding. In addition, each of the Indemnification Agreements provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, subject to certain exceptions. None of the Indemnification Agreements precludes any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including but not limited to, any rights arising under our governing documents, or any other agreement, any vote of our shareholders or any applicable law.

Enstar Group Limited	29	2016 Proxy Statement

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Enstar had another strong year, as measured by our financial results, which were driven by successes in run-off management, our active underwriting initiatives, and new acquisitions. Select highlights for the year included:

•	Increased book value per share: We increased fully diluted book value per share 8.7% from $119.22 in 2014 to $129.65 in 2015.
	-	Since listing publicly in 2016, we have increased our net book value per share at a 17% compound annual growth rate.
•
Significant growth through transactions: We completed six major run-off transactions in 2015. We acquired $2.33 billion of insurance reserves through new transactions in the year. Total assets as of December 31, 2015 increased 19.1% to $11.8 billion, from $9.9 billion in 2014.

-
Major 2015 transactions included - Reciprocal of America (January 2015), Companion Property & Casualty (January 2015), Wilton Re's life settlements business (May 2015), Voya Financial reinsurance (May 2015), Sun Life reinsurance (September 2015), and Nationale Suisse Assurance (November 2015).

-
Allianz collaboration - Our work in 2015 also led to an important reinsurance transaction announced in February 2016 with Allianz SE, which involves net reinsurance reserves of approximately $1.1 billion.

•	Increased net earnings to an all-time high: We increased net earnings from $213.7 million in 2014 to $220.3 million in 2015.
-
Solid contributions from run-off segments - Our non-life run-off segment earnings remained solid, contributing $173.2 million to net earnings (down from 2014's total of $203.3 million), with life and annuities contributing $16.9 million in 2015 (up from $10.6 million in 2014).

-
Continued transformation of StarStone - We have turned StarStone (formerly Torus) into a profit-making business, which in 2015 had $824.7 million of gross written premium and contributed $13.7 million to net earnings (up from a loss of $10.6 million for the nine months we owned the business in 2014). During 2015, A.M. Best affirmed StarStone's A- rating and raised its outlook from "negative" to "stable," which was an important development for us.

-
Outstanding performance of Atrium - Atrium's performance continues to be excellent, despite challenging market conditions, with the segment contributing $16.6 million to net earnings in 2015 (up from $10.4 million in 2014).

Management Team
Our executive officer team had remained largely unchanged since 2003, but 2015 saw the addition of two key individuals. Orla Gregory was promoted in February 2015 to the newly created role of Chief Integration Officer ("CIO"); she has been with Enstar since 2003, previously serving on the mergers and acquisitions team. Mark Smith joined Enstar as Chief Financial Officer ("CFO") in August 2015, replacing former CFO Richard Harris. Dominic Silvester (Chief Executive Officer ("CEO")), Paul O'Shea (Executive Vice President and Joint Chief Operating Officer) ("COO")), and Nicholas Packer (COO) continue to serve on the executive leadership team; the three of them co-founded the Company and have been officers since our inception.
Key Compensation Decisions for 2015 Performance Year
After considering our financial, operational, and strategic performance, the Compensation Committee made the following key compensation decisions:

Incentive Bonuses: Incentive bonuses were reduced by 9.1% for our CEO and by 8.6% for our COOs. This was the second consecutive year of reduced incentive bonuses (following 29% and 33.9% reductions, respectively, in 2014).

Long-Term Incentive Awards: No new equity-based grants were made in 2015 other than to our former Chief Financial Officer in March 2015. Our CEO and Joint COOs received Stock Appreciation Rights ("SARs") during 2014, which are scheduled to cliff-vest in 2017. The Committee considered the existence of these long-term incentive awards in making the decision not to make additional awards during 2015.

Base Salaries: Base salaries for our CEO and COOs increased by 3% for calendar year 2015, largely reflecting cost of living increases.

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Results of Shareholder Vote on Compensation; Shareholder Engagement
At last year's annual general meeting held on May 6, 2015, our shareholders approved the compensation of our executive officers with 69.0% of the total votes cast in favor of the proposal. This was a significant decrease from the 88.7% percent approval we received at the 2014 annual general meeting and the 88.4% we received in 2013. The results were disappointing, and our Board of Directors has taken the voting results very seriously.
In the time since the vote, our Board has evaluated the composition of our Compensation Committee and added a new Committee Chairman, Mr. Becker (who began in this role at the May 2015 meeting), and two new independent directors (Mr. Winslow and Ms. Boss). The changes have increased the size of the Committee to four members. The revitalized Compensation Committee has been evaluating our executive compensation program with the full support of the Board, beginning with the commencement of a shareholder engagement program.
Shareholder Engagement
The Compensation Committee deliberated extensively about the results of the 2015 vote and decided to launch our first shareholder outreach effort, led by two Committee members. We spoke with shareholders representing approximately 30% of our outstanding voting ordinary shares, as well as with two major proxy advisory firms. We have taken, and continue to take, the feedback we received from our shareholders and advisory firms into account in making compensation decisions and designing future compensation programs.

What We Heard	What We Did
Establish rigorous performance objectives tied to defined pay-out levels for Annual Incentive Plan Awards, rather than relying on full discretion
Beginning with the 2016 award cycle under the new Annual Incentive Plan, the Committee has established performance objectives based on a combination of financial and operational goals, which will correspond to threshold, target, and maximum annual incentive award payments.

Our SAR awards are not viewed as sufficiently performance-based; long-term incentive awards should be redesigned
We did not make any new executive SAR awards following the annual general meeting, and we are working with our compensation consultant on structuring long-term incentive awards based on performance objectives relevant to our business model and long-term goals.

The impact of the SAR awards on overall compensation was not sufficiently clear
Our discussions gave us the opportunity to better explain that, although the full grant date fair values of our executive SAR awards were reported as 2014 compensation, the Committee designed the awards to represent the primary long-term incentive component of our executives' compensation until their "cliff" vesting in 2017. The SARs will have no value if the stock price is not higher than the grant date fair value at that time and the SARs have only a one-year limited period of exercisability after vesting. For both 2014 and 2015, annual incentive awards for our executives with unvested SARs were decreased in comparison to the prior year's award.

Our selection of peers and relative compensation of executives could be clarified
We updated our peer group to remove two peers viewed as potentially outsized. In addition, our discussions provided an opportunity to describe why simple comparisons to "peers" present challenges for Enstar, given the unique nature of our business and our leadership structure, as described below in "-Peer Group."

Adopt a robust Clawback policy	We adopted a Clawback Policy in 2016 applicable to all cash and equity incentive awards, as described in "-Clawback Policy."
Objectives of our Executive Compensation Program
Our Committee is responsible for establishing the philosophy and objectives of our compensation program, designing and administering the various elements of our compensation program, and assessing the performance of our executive officers and the effectiveness of our compensation program in achieving their objectives.
We are a rapidly growing company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment, and dedication of our executive officers are critical factors affecting the long-term value of our company.

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Therefore, our goal is to maintain an executive compensation program that will:

Incentivize performance consistent with clearly defined corporate objectives
Align our executives’ long-term interests with those of our shareholders
Fairly compensate our executives
Retain and attract qualified executives who are able to contribute to our long-term success
We have specifically identified growing our net book value per share as our primary corporate objective over the long term.

We believe growth in our net book value is driven primarily by growth in our net earnings, which is in turn driven in large part by:
successfully completing new acquisitions	effectively managing companies and portfolios of business that we previously acquired	executing on our active underwriting strategies
Roles of Executive Officers
The Committee makes compensation determinations for all of the executive officers. As part of the determination process, Mr. Silvester, our CEO, assesses our overall performance and the individual contribution of each member of the executive leadership team. On an annual basis, he reviews the prior year’s compensation and presents recommendations to the Committee for salary adjustments and bonus awards for each executive officer. He also makes recommendations regarding the overall size of the executive/employee bonus pool for our 2011-2015 Annual Incentive Program, which is 15% of our consolidated net after-tax profits unless the Committee exercises its discretion to decrease or increase the percentage. The Committee discusses all recommendations with Mr. Silvester and then meets in executive session without Mr. Silvester present to evaluate his recommendations, review the performance of all of the executive officers, discuss CEO compensation, and make final compensation decisions.

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Principal Elements of Executive Compensation
Our executive compensation program currently consists of three principal elements: base salaries, annual incentive compensation and long-term incentive compensation. Executives also receive certain other benefits, including those pursuant to their employment agreements. The table below describes the elements of our executive compensation as well as the other components of our program, each of which is described in more detail later in this proxy statement.

Principal Element	Description	Key Features
Base Salary	Provides the fixed portion of an executive’s compensation that reflects scope of skills, experience and performance	• Provides a base component of total compensation • Established largely based on scope of responsibilities, market conditions, and individual and Company performance in the preceding year
Annual Incentive Compensation	Provides "at risk" pay that reflects annual Company performance and individual performance
•  Aligns executive and shareholder interests
•  Designed to reward performance consistent with our primary corporate objective, influenced in large part by net earnings for the year but with built-in flexibility to allow for consideration of other factors
•  For years preceding 2016, no mandated pay-out formulas, meaning the Committee exercised its judgment regarding the quality of both Company and individual performance and set pay appropriately in line with outcomes, strategic objectives and shareholder interests
•  The Committee has elected not to pay out the full bonus pool in several years, including 2015

Long-Term Incentive Compensation
Provides equity-based pay, aimed at incentivizing long-term performance
Includes SARs, which represent the right to receive an amount in cash equal to the appreciation in value of one ordinary voting share of the Company above the fair market value on the grant date
SARs are designed to incentivize executives to drive long-term growth in book value

•  Aligns executive and shareholder interests
•  Drives long-term performance and promotes retention
•  Cash-settled SARs create direct alignment of executive compensation with long-term shareholder interests. Delayed vesting (the awards do not vest for three years from the date of grant) drives a focus on long-term success
•  Executive officer SARs granted in 2014 have a limited period of exercisability after vesting (one year)
•  Long-term equity grants have historically been limited due to significant existing ownership of many members of executive team
•  Shareholder dilution issues are considered when making equity awards

Other Benefits and Perquisites
Reflects the Bermuda location of our corporate headquarters, as well as specific local market and competitive practices such as retirement benefits, Bermudian payroll and social insurance tax contributions, CEO rental expense, and administrative assistance

•  Provides benefits consistent with certain local market practices in our Bermuda location in order to remain competitive in the marketplace for industry talent
•  Promotes retention of executive leadership team

Employment Agreements
Provides certain protections for executives and their families in the event of death or long-term disability, termination, or change in control
Change in control contractual benefits are payable only in a "double trigger" situation where employment is terminated following a change of control

•  Provides Company with protections such as restrictive covenants (non-competition, non-solicitation, confidentiality, etc.)
•  Promotes retention over a multi-year term and a sense of security among the leadership team
•  Consistent with competitive conditions in Bermuda

Compensation Allocations among Elements
There is no pre-established policy or target for the allocation of the components of our program, and the Committee considers all compensation components in total when evaluating and making decisions with respect to each individual component. Although it does not mandate a specific allocation among the components of pay, the Committee believes that a meaningful portion of each executive’s total compensation should be "at risk" and performance-based.

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Prior to 2014, our use of long-term incentive awards for our executive officers was limited. This reflected the significant existing ownership of our executive officer team - primarily our three co-founders, Messrs. Silvester, O'Shea, and Packer. It also reflected our Compensation Committee's desire to minimize dilution. Annual compensation was generally composed only of the annual incentive award, base salary and the value of other benefits. In 2014, we reshaped compensation allocations with the introduction of the SARs, which meant more compensation was allocated to long-term, equity-based incentives, and less was allocated to short-term annual incentive awards. The SARs were granted and reported in their entirety in 2014 for Messrs. Silvester, O'Shea, and Packer, although they were intended to serve as the primary long-term incentive component for these executive officers through the vesting period of three years after the grant date. Our executives will not realize compensation from these awards, if any, until such vesting, and only if the value of our shares increases above the grant date fair value.
Because the full grant date fair value of the SARs was required to be reported in full in 2014, our reported mix of compensation in 2014 was heavily weighted to long-term performance awards. Conversely, we are reporting no long-term performance awards for 2015 with respect to our current executive officers even though the value of the 2014 SAR awards will ultimately be driven in part by three-year performance of our company that includes 2015.
For 2015, performance-based compensation reported in the Summary Compensation Table constituted 47% of the Chief Executive Officer’s total compensation, consisting of only annual incentives, excluding other benefits and perquisites. On average for all other executive officers (other than Mr. Harris), the percentage for 2015 was 57%, consisting of only annual incentives. Because of the impact of the full value of the SAR awards being reported in 2014, 82% of our CEO's total compensation was performance-based for that year, including 64% that was for long-term incentives. Similarly, 82% of our other executive officers' compensation for 2014 was performance-based, including 56% related to long-term incentives. The changes in these percentages between 2014 and 2015 do not represent a shift in the Committee's view of the relative weighting between base salaries, annual incentives, and long-term incentives, but rather reflect the full value of the 2014 SAR awards being recorded in that year (although though no value can be realized until 2017).
*Excludes other benefits and perquisites; average NEO data excludes former CFO, Mr. Harris.
The Committee also considers realized pay in determining components of current year awards, reviewing the value of previously granted unvested equity-based awards in determining components of current year awards. See "Executive Compensation Tables - Realized Pay" for information on pay realized by our executives in 2015. For example, Mr. Harris was not granted a SAR award at the same time as the other executive officers serving in 2014 because the Committee viewed the restricted shares he previously received in 2011 (which completed vesting in February 2015) as an appropriate allocation to long-term incentive compensation during that time.
Role of Compensation Consultants
The Committee has the authority under its charter to retain compensation consultants and outside legal counsel or other advisors and, before selecting a consultant or advisor, must consider its independence. During 2015 and early 2016, the Committee engaged an independent compensation consultant, McLagan, an Aon Hewitt Company ("McLagan") to provide analysis of total direct compensation of our executive officers in comparison to our peer group, to assist in the construct of our peer group, and to provide advice on the design of the 2016 Equity Incentive Plan. McLagan reports directly to the Committee and has no personal or business relationship with any Committee member

Enstar Group Limited	34	2016 Proxy Statement

or member of Company management. McLagan provides no other services to the Company. McLagan’s fees for its services were approximately $23,000 during 2015.
McLagan is a division of Aon plc, the parent company of Aon Risk Solutions, Aon Benfield and Aon Hewitt, which provided brokerage-related services to the Company (primarily in relation to StarStone) of approximately $2.4 million in 2015. These brokerage-related services are unrelated to the services provided by McLagan and collectively represented approximately 0.021% of Aon’s revenue in 2015. The Compensation Committee assessed the independence of McLagan in light of applicable SEC and Nasdaq rules and reviewed responses from McLagan addressing factors related to its independence. Following this review, the Committee concluded that McLagan was independent and that its advisory services did not raise any conflicts of interest.
Peer Group
In making compensatory decisions with respect to the 2015 performance year, including assessing whether we were meeting our goal of providing competitive compensation, the Committee reviewed publicly available executive officer compensation information described in the periodic filings of a group of other publicly traded companies. During 2015 and early 2016, our Compensation Committee worked with McLagan to review and refresh our peer group.
Establishing a reliable peer group presents challenges for Enstar because our primary business is acquiring companies and portfolios and operating them in run-off, whereas the focus of most others in our industry is primarily on writing new (re)insurance premiums. Run-off is a niche within the insurance industry, fragmented with only a handful of smaller specialist managers, and divisions within significantly larger insurance franchises. Although we have recently entered the active underwriting business through Atrium and StarStone, our run-off businesses still generate the substantial share of our earnings. Certain aspects of our business also resemble private equity firms, but funds with publicly available data are also typically size mismatches for Enstar. We have not identified another company that lists Enstar as its peer.
This year, we replaced five of our peer companies from last year; three due to size mismatches (Arch Capital Group and Everest Re Group, which exceeded our size guidelines, and Greenlight Capital, which fell below our size guidelines) and two due to merger activity (Montpelier Re Holdings and Platinum Underwriters Holdings). The five companies we added each fell approximately within our size guidelines and included comparable aspects of our business (e.g., acquisitive business models, active specialty underwriters, and a property and casualty insurer with run-off business).
While pay at these companies is generally relevant to provide a frame of reference to the Committee in determining executive compensation, the Committee reviewed the compensation paid by these companies for informational and overall comparison purposes only. We did not benchmark our executive compensation to a target percentile or precise position within our peer group. Instead, we sought only to be generally be competitive relative to our peers with the compensation we offer our executives. Given the significant differences between us and our most similar peers relating to business, operations, and executive team structure, we believe that formulaic benchmarking against our peer group or other companies to set 2015 compensation would not have provided meaningful guidance, although we will continue to evaluate our methodologies and views in future years.
The companies reviewed to provide an overall backdrop to the Committee’s decisions were as follows (companies newly added appear in italics):

Alleghany Corporation	Allied World Assurance Company Holdings	Argo Group International Holdings	Aspen Insurance Holdings	AXIS Capital Holdings
Endurance Specialty Holdings	Hanover Insurance Group	Hiscox Ltd	Maiden Holdings	Navigators Group
OneBeacon Insurance Group	RenaissanceRe Holdings	Third Point Reinsurance	Validus Holdings	White Mountains Insurance Group
The peer group selection process was focused on three criteria: (i) industry; (ii) geography (with a significant preference for the use of Bermuda companies); and (iii) size, with reference to: (A) total shareholders’ equity within approximately 0.5 to 2.5 times of our total shareholders’ equity and (B) total assets within approximately 0.5 to 2.5 times of total assets.
Industry. Given the lack of companies directly comparable to Enstar, we have designed our peer group around companies primarily focused on property and casualty (re)insurance, which are the companies against which we compete for talent. Where possible, we look for aspects of other companies that reflect elements similar to operations or strategies we have.

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Geography. Publicly traded Bermuda companies (or publicly traded companies domiciled elsewhere with prominent Bermuda operations) are most relevant because these are the companies against which Enstar generally competes for talent, and the Committee believes market conditions across other Bermuda-based companies are largely what drives executives’ views as to whether they are compensated fairly and competitively. As part of the peer group review, we added three companies domiciled in the US (Alleghany Corporation, Hanover Insurance Group, and Navigators Group) for diversification and in consideration of our significant US growth in recent years.
Size. Run-off profits are derived primarily from reserve releases rather than revenue, making peer comparison on the basis of revenue a much less relevant metric for us. The Committee designed our peer group targeting companies with approximately 0.5 to 2.5 times our shareholder equity or total assets (measured using financial data available at the time of consideration), which are metrics we find most relevant for purposes of comparison. The Committee also reviews market capitalization comparisons.
Base Salaries
The salaries of our CEO and our other executive officers are generally established based on the scope of the executives’ responsibilities, taking into account what the Committee believes to be competitive market compensation for similar executive officer positions based on publicly available information available to the Committee. Our goal is to provide base salary amounts at levels necessary to achieve our compensation objectives of fairly compensating our executives and retaining and attracting qualified executives who are able to contribute to our long-term success. Given the competitive market for highly qualified employees in our industry and our geographic location, we believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers.
Any base salary adjustments are generally based on competitive conditions, market increases in salaries, individual performance, our overall financial results and performance, estimates of the cost of living and changes in job duties and responsibilities. Pursuant to the employment agreements we have with our CEO and our other executive officers, once increased, the executive officer’s annual salary cannot be decreased without his or her written consent. The employment agreements also provide for annual cost-of-living increases, although this did not occur in years such as 2011, 2012, and 2013 when our CEO did not recommend base salary increases (and our Compensation Committee agreed with those recommendations).
The Committee increased 2015 executive base salaries by 3%. The increase reflected the Committee's view of cost-of-living adjustments and was supported by competitive conditions, as well as very strong Company and individual performance. Accordingly, annual base salary levels for the 2015 year were approved as follows: (i) Dominic Silvester - $2,230,000; (ii) Paul O'Shea - $1,222,160; (iii) Nicholas Packer - $1,222,160; (iv) Mark Smith - $1,000,000 beginning with his start date of August 15, 2015; and (v) Orla Gregory - $900,000 beginning with her appointment as an executive officer on February 25, 2015. Richard Harris' salary had been increased to $1,222,160, similarly to Messrs. O'Shea and Packer, however in connection with his resignation as CFO effective in August 2015, his base salary decreased for the remainder of the year reflecting his transitional role under the amended employment agreement, resulting in a total reported base salary for Mr. Harris of $1,087,927. The amendments to Mr. Harris' employment agreement are described in "Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Award Table - Employment Agreements."
Annual Incentive Compensation
Operation of 2011-2015 Annual Incentive Compensation Program
We provide performance-based incentive compensation through our 2011-2015 Annual Incentive Compensation Program (the "2011-2015 Annual Incentive Plan"), which sets aside 15% of our consolidated net after-tax profits (before bonus expense) to be allocated among our executive officers and Enstar staff. The purpose of the plan is to motivate certain officers, directors and employees of the Company and its subsidiaries to grow our profitability, which we believe primarily drives growth in our net book value in furtherance of our primary corporate objective. The 2011-2015 Annual Incentive Plan provided for the grant of annual bonus compensation (a "bonus award") to all bonus-eligible Enstar employees, including our executive officers. Atrium and StarStone have different bonus programs, but none of our executive officers are eligible to participate in those programs.
The 2011-2015 Annual Incentive Plan rewards performance consistent with our primary corporate objective of increasing our net book value per share over the long term through growth in our net earnings. The percentage of net after-tax profits comprising the bonus pool is 15% unless the Committee exercised its discretion to decrease or increase the percentage. The Committee, in accordance with the CEO’s recommendation, elected to reduce the size of the 2015 bonus pool to 11.8% of net after-tax profits, resulting in a total bonus pool of $29.6 million (2014: $36.5 million). The CEO’s recommendation to reduce the size of the bonus pool was based on his review of the proposed annual incentive awards to employees on an individual and collective basis, and his determination that, although the proposed

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awards did not constitute the full amount of the accrued bonus pool, they remained appropriately in line with Company and individual performance and achieved the compensation program goals of rewarding performance with fair compensation. The Committee agreed with the CEO’s recommendations.
The allocation of the 2011-2015 Annual Incentive Plan pool among our executive officers and the other participants in the plan was the responsibility of the Committee and is based on individual performance and contribution to Company results, as determined by the Committee with significant input from our CEO.
After the end of the year, our CEO assessed our enterprise results and achievements and the contribution of each member of our executive team and made a recommendation to the Committee as to the allocation of the bonus pool. The factors considered in evaluating individual performance were the executive’s contribution to our operating results, including the performance of the areas over which each executive has primary responsibility, and the executive’s work towards achieving our long-term strategic goals. The allocations were discretionary and driven by the opinions of both the Committee and the CEO as to how each executive officer and the Company performed when looking back on the year. Although there were caps to our annual incentive discretionary awards, there were no minimum thresholds or guaranteed minimum awards.
Use of Discretion
The Committee has historically used discretion to determine annual incentive awards. Given our acquisitive business model, where our executives are encouraged to pursue new transactions on an opportunistic basis, the use of responsible discretion, as opposed to pre-approved performance metrics, has allowed the Committee to address the dynamics of our business and incentivize execution of strategic objectives as they arise. We often adapt our financial, strategic, and operational plans during the course of the year to pursue developing opportunities. We invest in new business for long-term value, and the results can be difficult to predict (particularly in the early years of integration). Furthermore, the Committee has previously held the view that discretion was preferable to financial formulas given that a substantial portion of our net earnings is driven by non-life run-off results, which are also difficult to predict. Our business has benefited over the years from exercising patience in negotiations, which we felt may not always align with paying bonuses based upon the attainment of pre-determined financial targets within a specified measurement period.
Changes for 2016
While we believe a fully discretionary annual incentive award program has served us well over the years, we understand the differing views of some of our shareholders, as well as the evolving nature of our business now that our recently acquired active underwriting segments are more fully integrated into our operations. In response, we are making compensation changes for 2016, including the adoption of the 2016-2018 Annual Incentive Program. The Committee received the voting results from our last "say-on-pay" vote halfway through the second quarter of 2015 and took time to evaluate the issues, engage with shareholders, and develop objectives aligned with our business goals and risk management program. Following this process, the Committee has selected performance objectives based on a combination of goals tied to financial performance metrics, including return on equity, pre-tax income, increase in net book value per share, and operational goals, including the achievement of specified strategic objectives. The financial performance metrics will correspond to threshold, target, and maximum annual incentive award payments, and the achievement of strategic objectives will be determined by the Committee, including through use of limited discretion. Full details of the targets, thresholds, and maximums for each objective, as well as the outcomes attained, will be reported in our proxy statement next year.
Executive Officer 2015 Performance-Based Annual Incentive Bonus Awards
For the 2015 performance year, the Committee assessed enterprise results together with each individual’s contribution during the year in making bonus decisions under the 2011-2015 Annual Incentive Plan. Incentive bonuses were reduced in comparison to the prior year, by 9.1%, for Mr. Silvester (CEO) and by 8.6% for Messrs. O'Shea and Packer (COOs). This was the second consecutive year where we reduced incentive bonuses, following 29% and 34% reductions, respectively, in 2014 from 2013. The reductions were primarily because of the Committee's decision beginning in 2014 to allocate more compensation to long-term, equity-based incentives and less to annual incentives for these executives. In addition, although the Committee viewed the Company's financial and operational results as strong, we added employees in 2015 through our acquisitions of Sussex and Nationale Suisse, meaning that higher headcount needed to be taken into account in allocating the bonus pool as a whole.
The 2015 performance year was the first one in which Ms. Gregory and Mr. Smith served as executive officers.
On a Company-wide basis, the key factors evaluated were primarily those described in "-Business Highlights" above.

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On an individual basis, several of the factors considered in assessing our executives’ performance are described below. For his executive officer team, these factors formed the basis of Mr. Silvester’s recommendations to the Committee, as well as the Committee’s determinations following its review of his recommendations.
For Mr. Silvester, who as CEO has oversight responsibility for all areas of our business, the Committee considered his leadership in achieving each of the enterprise-wide results described in "-Business Highlights" and the strong performance of the executives reporting to him. The Committee also considered the successes in our active underwriting businesses, namely, the major progress made during the year in transforming StarStone, and the outstanding performance of Atrium. He oversaw our completion by our acquisitions team of six major transactions during 2015. We maintained strong results for the year while pursuing strategic investments, which the Committee felt was a significant accomplishment. He is also overseeing several new initiatives, including our partnership with UBS O'Connor in working towards the creation of Aligned Re, our collaboration with Allianz (announced in early 2016), and our internal capital efficiency projects. He has continued to expand our businesses in the US non-life run-off market, which we have identified as a key area for our growth.
Mr. O’Shea, our Joint COO and Executive Vice President, has responsibility for our acquisitions function and contributes to many other aspects of our operations. For 2015, the Committee considered that Mr. O’Shea was instrumental in all aspects of the negotiation and completion of the new businesses acquired, which collectively have added approximately $2.33 billion of new total assumed loss reserves to our balance sheet, not including the Allianz transaction completed in early 2016, which added a further $1.1 billion. He also has played a lead role in the formation of the partnership with UBS O'Connor. The Committee recognized his significant role in working with our active underwriting businesses and our joint venture partners, and his involvement in our relationships with regulators on a global basis, as well as our relationship and communications with A.M. Best. In addition, Mr. O’Shea coordinates the ongoing due diligence of all of our potential acquisitions and new projects, which the Committee believes is key to executing our strategy for continued growth.
Mr. Packer, also a Joint COO and Executive Vice President, has global responsibility for our insurance and reinsurance company operations, including oversight of claims management, commutation and policy buy-back activities, and our ceded reinsurance function. He is also the Executive Chairman and CEO of StarStone. Under his leadership as StarStone's CEO, StarStone significantly improved its performance in 2015, saw its A- rating affirmed by A.M. Best (and its outlook changed from "negative" to "stable"), and successfully executed its rebranding from Torus. The Committee recognized his efforts throughout the year related to StarStone's continued transformation and building for the future. The Committee considered his continued successful oversight of our non-life run-off and life and annuities operations, both of which performed strongly in 2015.
Ms. Gregory, our CIO, appointed in February 2015, has responsibility for both the transition of new businesses we have acquired, and the continual strategic review of our operating infrastructure in order to identify areas for development and improvement. She also oversees information technology, human resources, and group procurement. The Committee recognized Ms. Gregory's significant work in leading a number of group-wide initiatives to modernize our overall infrastructure and operating platform. She was also instrumental in the successful integration of new businesses acquired.
Mr. Smith, our CFO, joined Enstar in August 2015, and his bonus award reflects service for such partial year. As CFO, he has responsibility for our corporate finance and accounting, actuarial and reserving, financial planning, global tax and investor relations functions, as well as operational oversight of our risk management department. He is also a member of our Investment Committee with operational oversight of our investment function. The Committee recognized Mr. Smith's significant work in transitioning into this role and leading developments in the finance function to support the growth of the company. He also successfully managed rating agency, banking and group regulatory relationships. The Committee also recognized his work in support of the functioning of our Board of Directors and managing investor relations.
After considering all of these factors, the Committee decided to award bonuses under the 2011-2015 Annual Incentive Plan for 2015 as follows: (i) Dominic Silvester - $2,000,000; (ii) Paul O'Shea - $1,600,000; (iii) Nick Packer - $1,600,000; (iv) Orla Gregory - $1,000,000; and (v) Mark Smith - $500,000. This reflected the Committee’s view of the executive officers’ individual and collective contributions.
Mr. Harris served as our CFO for over seven months in 2015, and under the terms of his amended employment agreement remained eligible for a bonus award. The Committee considered his contributions during the 2015 year as CFO and his efforts in the smooth transition of responsibilities to Mr. Smith in awarding him $1,000,000 under the plan.

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Long-Term Incentive Compensation
We have established the 2006 Equity Incentive Plan (the "2006 Equity Plan") to provide our employees with long-term equity-based incentive compensation, which we believe furthers our objective of aligning the interests of management and the other plan participants with those of our shareholders. The 2006 Equity Plan is administered by the Committee, which has the flexibility to make awards at various times and in varying amounts in its discretion and where particular circumstances warrant. In considering whether to make long-term equity-based compensatory awards and how to design them, the Committee takes into account shareholder dilution issues and related concerns. Shares available for issuance under the 2006 Equity Plan can also be used for the purpose of granting bonus shares, which may be issued in lieu of all or a portion of the cash bonus payments under the 2011-2015 Annual Incentive Plan.
The 2006 Equity Plan is expiring in September 2016, and we are asking shareholders to approve a new plan to replace it at the Annual General Meeting. Refer to "Proposal No. 4" for a description of the changes we have made in the proposed new plan.
SAR Awards
Several of our executive officers were granted SAR awards during 2014, which are not scheduled to vest until August 2017. The grant date fair value of these awards was reported in the Summary Compensation Table for 2014, although the awards were intended to represent the primary long-term incentive component of these executives' compensation until vesting. Mr. Harris was granted a SAR award in March 2015, which was subsequently modified upon approval of the Committee in connection with his amended employment agreement.
The 2014 SAR awards were part of the Committee's decision to reshape the compensation program by introducing an additional element of "at-risk" compensation to promote achievement of long-term Company success. As a result of adding this component to the compensation program, the Committee reduced annual incentive compensation for both the 2014 and 2015 years (in comparison to years preceding the implementation of the SARs). The Committee’s work in 2014 with the independent compensation consultant in reviewing the prevalence of long-term incentive practices at our peer companies was also a factor in this decision.
In designing these awards, the Committee sought to incentivize our executives to increase our book value per share, which we believe will lead to an increase in the value of our Company and, consequently, our stock price. The value of awards is tied directly to increases in our stock price, which closely aligns the interests of the executives with those of our shareholders. In 2013 and 2014, we began to build our active underwriting operations by acquiring Atrium and StarStone. The Committee recognized that developing and optimizing these capabilities, in particular through our development and integration of StarStone, requires time and effort in the short-term to establish the foundation for longer-term results and success. This contributed to the Committee’s decision to establish a delayed vesting period of three years from the grant date, which is designed to further motivate our executives to achieve and realize our objectives over a realistic time frame.
Noting the existing shareholdings of our executive officers and the Committee’s desire to minimize equity dilution, the Committee determined that the awards should only be able to be settled in cash, based on any appreciation in our stock price at the time of exercise. It also decided to use a limited period of exercisability of one year following vesting in order to (i) incentivize the executives to generate meaningful returns from our active underwriting strategies within the next few years and (ii) establish a limited window for realization, rather than allowing unexercised awards to span across multiple years.
Alignment of Pay and Performance
Our executive compensation program links compensation to Company and individual performance over both the short- and long-term. We believe the structure of our annual incentive plans and the decisions of our Committee with respect to bonus awards are strongly aligned with our primary corporate objective of increasing net book value per share, which is our key performance indicator, and net earnings attributable to Enstar. In addition, the Committee believes that tying the value of the existing SAR awards directly to the Company’s stock price provides alignment with an investor’s view of our performance over this time.
Other Benefits and Perquisites
We provide certain additional benefits in furtherance of our objective of retaining and attracting key talent to our Bermuda headquarters. Our executive officers participate in the same group insurance and employee benefit plans, including medical and dental insurance, long-term disability insurance and life insurance, on the same basis as our other Bermuda salaried employees. We pay the employee’s share of Bermudian government payroll and social insurance taxes for all of our Bermuda employees, including our executive officers, which we believe is common practice at other Bermuda-based public companies. Our executive officers also receive payment in lieu of a retirement

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benefit contribution, as described below in the "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" under "Retirement and Other Benefits." Because our business is global but our headquarters are in Bermuda, many of our executives have relocated from their home countries, which results in them maintaining a second residence or having to travel to see family who may be in a different location, and we may provide reimbursements to help defray certain costs related to such travel and living arrangements. During 2015, we reimbursed Mr. Silvester for rental expenses related to his family residence in Bermuda. We also permit the use by Mr. Silvester of an Enstar employee and administrative assistant to provide services related to personal administrative matters, and we report the Company's aggregate incremental cost of providing such services in the Summary Compensation Table.
Executive Employment Agreements
See "Executive Compensation Tables - Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table - Employment Agreements with Executive Officers" below for a summary of the material terms of these employment agreements.
Post-Termination Payments
Our employment agreements with our executive officers each provide for certain benefits in the event of a change in control followed by termination of the executive’s employment for specified reasons (referred to as a "double trigger"), including a cash payment, accelerated vesting of equity awards, family medical benefits, and, in certain circumstances, payment of annual incentive bonus. We believe these benefits are common features in many of our peers’ compensation programs. See “Executive Compensation Tables - Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table - Employment Agreements with Executive Officers" below for a summary of these employment agreements. The terms of the employment agreements reflect arm’s-length negotiations between us and each executive officer.
Separately from our employment agreements and equally applicable to any employee participant, our 2006 Equity Plan and annual incentive plans provide that plan participants receive certain vesting benefits upon a change in control, unless determined otherwise by the Committee. These benefits are described below in "Executive Compensation Tables - Potential Payments upon Termination or Change in Control." However, the proposed 2016 Equity Incentive Plan only provides for plan participants to receive accelerated vesting upon a change in control if the acquirer does not assume or convert the awards, or substitute new awards. In the case of performance-based awards under the proposed plan, only a pro-rata portion of the target opportunity for the performance period would accelerate upon a change in control, based on the portion of the performance period that has been completed. See "Proposal No. 4" for more detail on the proposed plan.
Clawback of Incentive Compensation
In 2016, our Board of Directors, upon recommendation of the Committee, adopted a Clawback Policy (the "Clawback Policy") that applies to all cash and equity incentive awards granted after its adoption. The Clawback Policy allows the Board of Directors or the Committee to recoup or "clawback" incentive compensation if an employee: (i) engages in misconduct pertaining to a financial reporting requirement under the federal securities laws that requires a restatement to correct an error; (ii) receives incentive compensation based on inaccurate financial or operating measure that when corrected causes significant harm to the Company; (iii) engages in any fraud, theft, misappropriation, embezzlement or dishonesty to the detriment of our financial results; or (iv) engages in conduct that is not in good faith and disrupts, damages, impairs, or interferes with our business, reputation, or employees.
In addition, our 2016-2018 Annual Incentive Program will work in conjunction with our Clawback Policy in that it allows the Committee to cancel an award if the program participant has engaged in conduct or acts determined to be materially injurious, detrimental or prejudicial to the Company's interest, and allows us to recoup any amount in excess of what the participant should have received under the terms of the award for any reason, including financial restatement, mistake in calculations or other administrative error. Awards made under our proposed 2016 Equity Incentive Plan will also be subject to the Clawback Policy. In addition to the policy, our 2006 Equity Plan and our proposed 2016 Equity Incentive Plan both provide that the Committee has the authority to require disgorgement of any profit, gain or other benefit received in respect of restricted shares, options and stock appreciation rights for a period of up to 12 months prior to the grantee’s termination for cause.
Once final rules are adopted regarding clawback requirements under the Dodd-Frank Act, we will consider and adopt any additional responsive policies required. As a publicly traded company, the mandates of the Sarbanes-Oxley Act requiring clawback of compensation under specified circumstances also apply to us.

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Other Matters
Hedging Prohibition
Under our Code of Conduct, our employees, officers, and directors are prohibited from engaging in any hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts, and are also prohibited from trading in derivatives in our securities, such as exchange-traded put or call options and forward transactions.
Executive Share Ownership
We currently do not require our executive officers to own a particular amount of our ordinary shares. The Committee is satisfied that the substantial equity holdings of our executive officers have been sufficient to provide motivation and align this group’s interests with the interests of our shareholders without formal share ownership guidelines. Our CEO and COOs beneficially own shares with a fair market value (as of the record date) in excess of 20 times their respective base salaries. The executive officers added in 2015 have equity holdings equal to or greater than their base salaries. Following our shareholder engagement program, the Committee continues to evaluate whether adopting share ownership guidelines would be appropriate for Enstar.
Tax and Accounting Treatment of Compensation
Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct from our US source income in any one year with respect to certain of our executive officers. As a Bermuda-based company with limited US source income, this limitation has not historically impacted our decisions regarding executive compensation.
We account for equity compensation paid to our employees based on the guidance of the Share-Based Payment topic of the Financial Accounting Standards Board Accounting Standards Codification, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

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Compensation Risk Assessment
As part of our risk management practices, the Committee reviews and considers risk implications of and incentives created by our executive compensation program and our compensation policies and practices for the Company as a whole. At the Committee’s direction, representatives from our risk management and legal departments conducted a risk assessment of our compensation policies and practices for executives and all employees, which was discussed and reviewed by the Committee. Through this review, the Committee has concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on us.
In connection with this assessment, the following factors were noted:

• The Company has a robust enterprise risk management framework.
•  With respect to 2015 executive officer compensation, the Committee had discretion in making bonus awards and other compensatory decisions based on both quantitative and qualitative factors and could take into account its subjective view of performance (thus taking risks to achieve a certain level of financial results was not incentivized). While there were no maximum limits, there were similarly no minimum threshold payouts or guarantees.

• Most executives have meaningful equity holdings, creating alignment between the executives’ interests and our long-term objectives, which discourages inappropriate or excessive short-term risks.
•  The Committee believes that the bonus structure addresses current market conditions because the measure of net after-tax profits encompasses all aspects of our performance, including, among many other factors, market-sensitive areas such as the performance of our investment portfolio.

•  Because the bonus pool is funded annually based on a percentage of net after-tax profits, employees are not incentivized to take inappropriate or excessive risks in any particular year to the detriment of our long-term success, as doing so would negatively affect the amount of the bonus payments in future years. Executives and employees with long-term incentive compensation awards are similarly incentivized not to take excessive short-term risks that jeopardize long-term Company value.

•  The Committee believes that the executive team has driven an enterprise-wide culture that has historically stressed that only appropriate risks should be undertaken and has instilled a level of discipline across the business.

• Employees are made aware of the design of the 2011-2015 Annual Incentive Plan and its discretionary and non-guaranteed nature.
• We have a "no hedging" policy, and employees are prohibited from trading in derivatives of our securities.
•  We implemented a "Clawback" Policy in 2016 for all cash and equity-based incentive payments made to executive officers and other employee recipients in the event of a restatement or for conduct not in good faith.

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Compensation Committee Report
The Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2015.
COMPENSATION COMMITTEE
B. Frederick Becker
Sandra L. Boss
Robert J. Campbell
Poul A. Winslow

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EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth compensation earned in 2015, 2014 and 2013 by our CEO, CFO and our three other executive officers serving as of December 31, 2015. Our former CFO Richard J. Harris is also included. These individuals are referred to in this proxy statement as the "executive officers."

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
Dominic F. Silvester	2015	$2,230,000	$2,000,000	$—		$685,796	(2)	$4,915,796
Chief Executive Officer	2014	$2,165,060	$2,200,000	$7,696,850	(1)	$600,326		$12,662,236
	2013	$2,102,000	$3,100,000	$—		$557,533		$5,759,533
Mark W. Smith(3)	2015	$376,984	$500,000	$—		$59,058	(3)	$936,042
Chief Financial Officer
Paul J. O’Shea	2015	$1,222,160	$1,600,000	$—		$164,665	(4)	$2,986,825
Executive Vice President and Joint Chief Operating Officer	2014	$1,186,560	$1,750,000	$5,644,346	(1)	$155,912		$8,736,818
	2013	$1,152,000	$2,650,000	$—		$152,456		$3,954,456
Nicholas A. Packer	2015	$1,222,160	$1,600,000	$—		$164,665	(5)	$2,986,825
Executive Vice President and Joint Chief Operating Officer	2014	$1,186,560	$1,750,000	$5,644,346	(1)	$155,912		$8,736,818
	2013	$1,152,000	$2,650,000	$—		$152,456		$3,954,456
Orla M. Gregory(6)	2015	$787,500	$1,000,000	$—		$121,199	(6)	$1,908,699
Chief Integration Officer
Richard J. Harris(7)	2015	$1,087,927	$1,000,000	$3,431,025	(8)	$151,242	(7)	$5,670,194
Former Chief Financial Officer	2014	$1,186,560	$1,600,000	$—		$155,912		$2,942,472
	2013	$1,152,000	$2,350,000	$—		$152,456		$3,654,456

(1)
The amount reported reflects the grant date fair value of cash-settled SARs of $30.79 per SAR calculated using the Black-Scholes option-pricing model. The assumptions used in calculating these amounts are incorporated by reference to Note 17 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015. The amounts reported do not reflect our accounting expense for these awards during the fiscal year and may not represent the amounts that our executives will actually realize from the awards. For Messrs. Silvester, O’Shea and Packer, the amounts reported are based on 250,000, 183,333, and 183,333 cash-settled SARs, respectively, granted on August 13, 2014 with an exercise price of $141.10.

(2)
All Other Compensation represents: (a) perquisites valued at aggregate incremental cost to Enstar, including (i) use of an Enstar employee and administrative assistant on work related to personal administrative matters ($198,347) and (ii) certain rental expenses in Bermuda ($222,000) for a full year in 2015 as opposed to a partial year in 2014; and (b) other compensation, including (i) payment in respect of retirement benefit contribution ($223,000) and (ii) payment of the employee's share of Bermudian payroll and social insurance tax ($42,449). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(3)
Mr. Smith became CFO on August 15, 2015. All Other Compensation represents other compensation, including (i) cash payment in respect of retirement benefit contribution ($37,698) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($21,359). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(4)
All Other Compensation represents other compensation, including: (i) cash payment in respect of retirement benefit contribution ($122,216) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($42,449). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(5)
All Other Compensation represents other compensation, including: (i) cash payment in respect of retirement benefit contribution ($122,216) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($42,449). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

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(6)
Ms. Gregory was appointed as an executive officer on February 25, 2016. All Other Compensation represents other compensation, including: (i) cash payment in respect of retirement benefit contribution ($78,750) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($42,449). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(7)
Mr. Harris resigned from his position as CFO effective August 15, 2015, and remained with the Company until March 31, 2016, pursuant to an amended employment agreement, to facilitate a smooth transition of his responsibilities. The amended employment agreement is described under "Narrative to Summary Compensation Table and Grants of Plan Based Awards Table - Employment Agreements - Amended Employment Agreement for Richard Harris." All Other Compensation represents other compensation, including: (i) cash payment in respect of retirement benefit contribution ($108,793) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($42,449). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(8)
The amount reported reflects the grant date fair value of cash-settled SARs of $22.87 per SAR calculated using the Black-Scholes option-pricing model. The assumptions used in calculating these amounts are incorporated by reference to Note 17 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The amounts reported do not reflect our accounting expense for these awards during the fiscal year and do not represent the amounts that Mr. Harris actually realized from the award. The amount reported is based on 150,000 cash-settled SARs granted on March 4, 2015 with an exercise price of $138.97. Under Mr. Harris' amended employment agreement, the SARs were modified such that 50,000 would vest on March 31, 2016 and expire on July 31, 2016, while 100,000 would be forfeited unless there is a change of control event prior to expiration. The Company did not recognize any additional compensation expense as a result of the modification. Mr. Harris exercised his 50,000 SARs after the vesting date and realized $1.3 million.

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Realized Pay for 2015
For 2015, realized pay and reported pay (in the Summary Compensation Table) for our CEO, COOs, and CFO were equal. For our CEO and COOs, this differed from 2014 when the vast majority of pay reported in the Summary Compensation Table related to the SAR awards granted in 2014, when we reported the full grant date fair value of the SARs as 2014 compensation even though the awards were intended to relate to a multi-year period, and the ability of our executives to realize value from these awards is contingent on our future performance.
Ms. Gregory, our CIO, realized value from vesting of a tranche of a restricted share award granted in 2010 prior to her becoming an executive officer, causing her realized pay to exceed reported pay. The bar chart below compares the amount of compensation reported in the Summary Compensation Table to the amount of compensation that our current executives realized for the year.
For our former CFO, Mr. Harris, whose SAR award was granted in March 2015, reported pay was $5.67 million compared to realized pay of $3.95 million. His realized pay was impacted by the final tranche of vesting for a restricted share award granted in 2011.
Grants of Plan-Based Awards in 2015

Name	Approval Date	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of the Option Awards($)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Richard J. Harris	February 25, 2015	March 4, 2015	150,000	$138.97	$3,431,025

(1)
Represented cash-settled SARs that were originally scheduled to vest in full on March 4, 2018 and remain exercisable for one year, with no shares of stock to be issued upon exercise. In connection with Mr. Harris' resignation and amended employment agreement, his SARs were modified as described in footnote 8 to the Summary Compensation Table; however the modification did not result in any incremental compensation cost attributable to the SAR.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements with Executive Officers
We have employment agreements with all of our executive officers. Our agreements with Messrs. Silvester, O’Shea and Packer became effective as of May 1, 2007. In April 2012, we and Messrs. Silvester, O’Shea and Packer agreed to extend the employment agreements for additional five-year terms ending December 31, 2016, and in August 2014, each agreed to extend the employment agreements for an additional year. Our employment agreements with Mr. Smith and Ms. Gregory became effective as of August 15, 2015 and August 18, 2015, respectively. All of the

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employment agreement terms end on December 31, 2017. After the current term ends, each agreement renews for additional one-year periods unless either party gives 120 days’ prior written notice to terminate the agreement.
The material terms of each of the employment agreements are substantially similar for the executives. The employment agreements also provide for certain benefits (certain restrictive covenants) upon termination of employment for various reasons, as described below in the section entitled "Potential Payments upon Termination or Change in Control."
Amended Employment Agreement Terms for Mr. Harris
In May 2015, Mr. Harris notified the Company of his intent to resign from his role as CFO, effective August 15, 2015. Prior to his resignation, Mr. Harris' employment agreement provided for substantially the same benefits as Messrs. Silvester, O'Shea, and Packer. In connection with his resignation, Mr. Harris agreed to remain with the Company in a transitional (and non-executive officer) role as Executive Vice President, Finance, and his employment agreement was amended to provide for a term that ended on March 31, 2016.
The amended agreement also provided for (i) a reduction in base salary to $75,000 per month, (ii) a performance bonus for 2015 to be determined by the Compensation Committee in its discretion, (iii) medical and dental insurance for the executive, his spouse and any dependents during the term, and (iv) payment of an amount equal to 10% of the amounts earned as base salary during the term in lieu of a retirement benefit contribution. His SAR award was modified by the Committee as described in footnote 8 to the Summary Compensation Table, resulting in no incremental compensation cost attributable to the SAR.
If Mr. Harris had been terminated without cause prior to the end of the term, he would have been entitled to continue to receive his base salary payments until the end of the term and remain eligible to receive a performance bonus. No other severance benefits were provided in the amended agreement. The amended agreement also included restrictive covenants for non-solicitation of employees until March 31, 2017 and non-competition until December 31, 2016; we subsequently agreed with Mr. Harris that the non-competition covenant would expire June 30, 2016.
Enstar Group Limited 2011-2015 Annual Incentive Compensation Program
Our Annual Incentive Plan is described in "Compensation Discussion and Analysis - Annual Incentive Compensation."
2006 Equity Plan
Our 2006 Equity Plan is expiring in September 2016, and we are asking shareholders to approve a new plan to replace it at the Annual General Meeting. Refer to "Proposal No. 4" for a description of the proposed new plan.
The 2006 Equity Plan provides that awards may be granted to participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may provide: incentive stock options, nonqualified stock options, performance shares, performance share units, SARs, restricted shares, restricted share units, bonus shares and dividend equivalents.
The maximum aggregate number of ordinary shares subject to each of the following types of equity awards granted to an employee during any year under the plan is 120,000 shares: options, equity-settled SARs, performance shares, performance share units and bonus shares. Awards that may only be settled in cash, such as cash-settled SARs, are not subject to this maximum limit. The Compensation Committee has broad authority to administer the plan, including the authority to select plan participants, determine when awards will be made, determine the type and amount of awards, determine any limitations, restrictions or conditions applicable to each award, amend the terms of existing awards subject to the terms of the plan, and determine the terms of any agreement or other document that evidences an award.
Retirement and Other Benefits
We maintain retirement plans and programs for our employees in Bermuda, Australia, the United Kingdom, Europe, and the United States. On an annual basis, our Bermuda employees including our executive officers receive an amount equal to 10% of their base salaries in respect of a retirement benefit contribution. The amounts paid to each of our executive officers are included in the amounts shown in the "All Other Compensation" column of the Summary Compensation Table above. Amounts for other benefits included in the "All Other Compensation" column of the Summary Compensation Table are described in "Compensation Discussion and Analysis - Other Benefits and Perquisites."

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Outstanding Equity Awards at 2015 Fiscal Year-End
The following table sets forth information regarding all outstanding equity awards held by the executive officers at December 31, 2015.

		Option Awards(1)				Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Dominic F. Silvester	August 13, 2014	—	250,000(2)	$141.10	August 13, 2018	—	$—
Paul J. O’Shea	August 13, 2014	—	183,333(2)	$141.10	August 13, 2018	—	$—
Nicholas A. Packer	August 13, 2014	—	183,333(2)	$141.10	August 13, 2018	—	$—
Orla M. Gregory	June 9, 2014	6,666(3)	13,334(3)	$147.75	June 9, 2024	—	$—
	March 10, 2010	—	—	—	—	2,932	$ 439,917(4)
Richard J. Harris	March 4, 2015	—	150,000(5)	$138.97	July 31, 2016	—	$—

(1)	No shares of stock may be issued upon exercise of SARs reported in this table, all of which are only settled in cash.

(2)	Represents cash-settled SARs that vest in full on August 13, 2017 and remain exercisable for one year. No shares of stock may be issued upon exercise.

(3)
Represents cash-settled SARs granted in 2014, one-third of which vested on June 9, 2015, with the remaining two-thirds scheduled to vest on June 9, 2016 and 2017, respectively. Upon vesting, the SARs remain exercisable until June 9, 2024.

(4)	Based on $150.04 per share, the closing price of our ordinary shares on December 31, 2015. These shares fully vested on January 1, 2016.

(5)
Represents cash-settled SARs, which were modified on May 12, 2015 to provide that: (i) 50,000 vest on March 31, 2016 and would have remained exercisable until July 31, 2016 and (ii) 100,000 will remain outstanding until July 31, 2016, but shall only vest in the event of a Change in Control of the Company as defined in the 2006 Equity Plan. The 50,000 SARs that vested on March 31, 2016 were exercised April 1, 2016.

Option Exercises and Stock Vested during 2015 Fiscal Year
The following table sets forth information regarding the vesting of restricted shares held by the executive officers during the 2015 fiscal year.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Orla M. Gregory	2,932	$448,273(1)
Richard J. Harris	12,500	$1,710,000(2)

(1)	Based on $152.89 per share, the closing price of our ordinary shares on December 31, 2014 (the last trading day before the vesting date of January 1, 2015).

(2)	Based on $136.80 per share, the closing price of our ordinary shares on February 23, 2015 (the vesting date).
Potential Payments upon Termination or Change in Control
This section describes payments that would be made to our executive officers following termination of employment or upon a change in control of the Company. In the first part of this section, we describe benefits under employment agreements and general plans that apply to any executive officer participating in those plans. We then provide estimated amounts of benefits assuming the occurrence of certain hypothetical termination events as of December 31, 2015.
Executive Officer Employment Agreements
The executive officers are entitled to certain benefits under their employment agreements upon termination of their employment. Upon termination for any reason, each is entitled to any salary, bonuses, expense reimbursement and similar amounts (including pension benefits) that were already earned, but not yet paid.

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Under the employment agreements, "cause" means: (i) fraud or dishonesty in connection with the executive’s employment that results in a material injury to us, (ii) the executive officer’s conviction of any felony or crime involving fraud or misrepresentation, (iii) a specific material and continuing failure of the executive officer to perform his/her duties following written notice and failure by the executive officer to cure such failure within 30 days, or (iv) a specific material and continuing failure of the executive officer to follow reasonable instructions of the Board following written notice and failure by the executive officer to cure such failure within 30 days.
Under the employment agreements, without "good reason" means resigning in circumstances other than: (i) a material breach by us of our obligations under the agreement following written notice and failure by us to cure such breach within 30 days, (ii) the relocation of the executive officer’s principal business office outside of Bermuda without his/her consent, or (iii) any material reduction in the executive officer’s duties or authority.
Termination for "Cause" or Voluntary Termination without "Good Reason." If we terminate the employment agreement of an executive officer for "cause," or if an executive officer voluntarily terminates his/her employment agreement with us without "good reason," we will not be obligated to make any payments to the executive officer other than amounts that have been fully earned by, but not yet paid to, the executive officer.
Termination "without Cause" or Termination with "Good Reason." The executive officer is entitled to the benefits described below if: (i) we terminate the executive officer’s employment "without cause" or (ii) the executive officer terminates his/her employment with "good reason": (A) any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of termination; (B) a lump sum amount equal to three times the executive officer’s annual base salary; (C) continued medical benefits coverage for the executive officer, his/her spouse and dependents at our expense for 36 months (for Messrs. Silvester, O'Shea, and Packer) and 24 months (for Mr. Smith and Ms. Gregory); (D) vesting of each outstanding unvested equity incentive award, if any, granted to the executive officer before, on or within three years of the effective date of the employment agreement; and (E) for the year in which the executive officer’s employment terminates, provided that we achieve any performance goals established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he or she been employed by us for the full year (an "Incentive Plan Payment"). For 2015, we did not tie incentive plan payments to a specific performance target, and thus any Incentive Plan Payment would be made at the discretion of the Compensation Committee taking into account the executive officer’s performance while employed by the Company. We have made changes to this for 2016, as described in "Compensation Discussion and Analysis -- Annual Incentive Compensation."
Termination following a Change in Control. The employment agreements are "double trigger" in nature, meaning that in the event of a change in control as defined in the employment agreements, the executive officer is entitled to the prescribed employment agreement benefits only following termination of employment. Termination of employment must be either: (i) termination by us "without cause" or (ii) termination by executive only with "good reason." The termination must also occur within one year of a change in control. If these conditions are met, the executive would be entitled to the same benefits described above under "Termination without Cause/Termination with Good Reason"; however, pursuant to the award agreements, the unvested equity incentive awards currently held by executive officers would vest on an accelerated basis at the time of a change in control. This will change for future awards if the 2016 Equity Incentive Plan is approved by our shareholders, because the plan does not provide for accelerated vesting upon a Change in Control if the acquirer assumes or converts awards or substitutes new awards (as described in "Proposal No. 4").
If the executive ends his/her employment following a change in control without "good reason," the executive would receive only earned but unpaid compensation as of the termination date under his/her employment agreement.
Death of Executive. In the event of an executive officer’s death, his/her employment agreement automatically terminates, and his/her designated beneficiary or legal representatives are entitled to: (A) a lump sum payment equal to five times the executive officer’s annual base salary in effect at the time of his/her death, pursuant to life insurance benefits we maintain; (B) an Incentive Plan Payment reduced on a pro rata basis to reflect the amount of calendar days during the year that he/she was employed (a "Pro Rata Incentive Plan Payment"); and (C) continued medical benefits coverage under the employment agreement for the executive officer’s spouse and dependents for a period of 36 months (for Messrs. Silvester, O'Shea, and Packer) and 24 months (for Mr. Smith and Ms. Gregory) following death.
Disability of Executive. Either the executive officer or we may terminate his/her employment agreement if the executive officer becomes disabled, by providing 30 days’ prior written notice to the other party. Under the executive officers’ employment agreements, disability means the executive officer has been materially unable to perform his/her duties for any reason for 120 days during any period of 150 consecutive days. If the executive officer’s employment ends because of disability, then he/she is entitled to: (A) any amounts (including salary, bonuses, expense

Enstar Group Limited	49	2016 Proxy Statement

reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of such termination; (B) base salary for a period of 36 months (for Messrs. Silvester, O'Shea, and Packer) or 24 months (for Mr. Smith and Ms. Gregory) - with base salary payments being offset by any payments to the executive officer under the Company's disability insurance policies; (C) a Pro Rata Incentive Plan Payment; and (D) continued medical benefits coverage for the executive officer, his/her spouse and dependents at our expense for 36 months (for Messrs. Silvester, O'Shea, and Packer) and 24 months (for Mr. Smith and Ms. Gregory).
Restrictive Covenants. In addition, each employment agreement provides the Company with certain protections in the form of restrictive covenants, including that if the executive fails to remain employed through the current term (other than in the event of termination by the Company "without cause" or by the executive with "good reason"), he/she may not compete with us for a specified period following the date employment. Such specified periods are 18 months with respect to Messrs. Silvester, O'Shea and Packer and 12 months with respect to Mr. Smith and Ms. Gregory. The agreements also include restrictive covenants regarding non-solicitation, confidentiality, and non-disparagement.
Amended Agreement for Richard Harris. Mr. Harris' benefits are described above in "-Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table."
Annual Incentive Plan
Under the Annual Incentive Plan, a change in control would accelerate payment of bonuses by changing the measurement period to determine bonuses from the calendar year to a period that begins on the first day of the calendar year and ends on the date of the change in control.
2006 Equity Plan
Under the 2006 Equity Plan, upon the occurrence of a change in control as defined in the plan: (i) forfeiture provisions and transfer restrictions with respect to restricted shares and restricted share units would immediately lapse; (ii) each option and SAR then outstanding would become immediately exercisable, and would remain exercisable throughout its entire term, unless exercised, cashed out or replaced; and (iii) any target performance goals or payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance units and performance shares would be deemed to have been fully attained.
Forfeiture provisions and transfer restrictions with respect to restricted shares granted under the 2006 Equity Plan generally lapse upon a participant’s death or disability. Upon any other termination of employment, any unvested restricted shares or options are forfeited immediately. In addition, the Compensation Committee may require a grantee of restricted shares to disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of restricted shares for a period of up to 12 months prior to grantee’s termination for cause. The disgorgement authority applicable to restricted shares would also apply to stock options. The vesting of any outstanding stock options would accelerate upon retirement, death or disability.
Changes Proposed for 2016 Equity Incentive Plan
If shareholders adopt the proposed 2016 Equity Incentive Plan, the plan's change in control provisions will not permit accelerated vesting of awards other than in circumstances described in "Proposal No. 4."

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Hypothetical Payments and Benefits
The following table sets forth the benefits payable to each executive officer assuming the occurrence of certain hypothetical events on December 31, 2015.

Name	Executive Voluntary Termination or Company Termination for Cause(1)	Executive Termination for Good Reason, Company Termination Without Cause(2)		Change in Control	Death	Disability
Dominic F. Silvester
Base Salary	$—	$6,690,000	(3)	$—	$—	$6,390,000	(4)
Bonus(5)	—	2,000,000		—	2,000,000	2,000,000
Medical Benefits(6)	—	93,070		—	93,070	93,070
Life Insurance	—	—		—	11,150,000	—
Accelerated Vesting(7)	—	2,235,000		2,235,000	2,235,000	2,235,000
TOTAL	$—	$11,018,070		$2,235,000	$15,478,070	$10,718,070
Mark Smith
Base Salary	$—	$2,000,000	(3)	$—	$—	$1,820,000	(4)
Bonus(5)	—	500,000		—	500,000	500,000
Medical Benefits(6)	—	62,047		—	62,047	62,047
Life Insurance	—	—		—	5,000,000	—
TOTAL	$—	$2,562,047		$—	$5,562,047	$2,382,047
Paul J. O’Shea
Base Salary	$—	$3,666,480	(3)	$—	$—	$3,366,480	(4)
Bonus(5)	—	1,600,000		—	1,600,000	1,600,000
Medical Benefits(6)	—	102,547		—	102,547	102,547
Life Insurance	—	—		—	6,110,800	—
Accelerated Vesting(7)	—	1,638,997		1,638,997	1,638,997	1,638,997
TOTAL	$—	$7,008,024		$1,638,997	$9,452,344	$6,708,024
Nicholas A. Packer
Base Salary	$—	$3,666,480	(3)	$—	$—	$3,366,480	(4)
Bonus(5)	—	1,600,000		—	1,600,000	1,600,000
Medical Benefits(6)	—	159,589		—	159,589	159,589
Life Insurance	—	—		—	6,110,800	—
Accelerated Vesting(7)	—	1,638,997		1,638,997	1,638,997	1,638,997
TOTAL	$—	$7,065,066		$1,638,997	$9,509,386	$6,765,066
Orla M. Gregory
Base Salary	$—	$1,800,000	(3)	$—	$—	$1,620,000	(4)
Bonus(5)	—	1,000,000		—	1,000,000	1,000,000
Medical Benefits(6)	—	27,004		—	27,004	27,004
Life Insurance	—	—		—	4,500,000	—
Accelerated Vesting(7)	—	470,452		470,452	470,452	470,452
TOTAL	$—	$3,297,456		$470,452	$5,997,456	$3,117,456
Richard J. Harris
Base Salary	$—	$225,000	(3)	$—	$—	$—
Bonus(5)	—	1,000,000		—	—	—
Medical Benefits(6)	—	7,563		—	—	—
Life Insurance	—	—		—	1,500,000	—
Accelerated Vesting(7)	—	553,500		1,660,500	553,500	553,500
TOTAL	$—	$1,786,063		$1,660,500	$2,053,500	$553,500

(1)
Upon termination, the executive officer would be entitled only to amounts (including salary, bonus, expense reimbursement, etc.) that have been fully earned but not yet paid on the date of termination.

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(2)
Pursuant to the "double trigger" nature of the executive officer employment agreements, any executive officer terminated without cause or resigning with good reason within one year of a change in control would receive benefits equivalent to those set forth in this column. This does not apply to Mr. Harris, who would only have received the benefits noted in this column if his amended employment agreement had been terminated without cause prior to March 31, 2016, which did not occur.

(3)
Reflects a lump sum payment equal to three times annual base salary in effect on December 31, 2015 for Messrs. Silvester, O'Shea, and Packer, and two times annual base salary for Mr. Smith and Ms. Gregory. For Mr. Harris, reflects payment through March 31, 2016.

(4)
Reflects annual base salary in effect on December 31, 2015 for a period of 36 months for Messrs. Silvester, O'Shea, and Packer, and 24 months for Mr. Smith and Ms. Gregory, payable in accordance with our regular payroll practices, which would be offset by any amounts we recover under the Company's disability insurance policies.

(5)
Because bonus payments for the 2015 year were determined on a discretionary basis, the bonus amount is assumed to be equal to the actual bonus awarded to the executive officer under the 2011-2015 Annual Incentive Plan for the year ended December 31, 2015, which was paid in cash in 2016.

(6)
Reflects the value of continued coverage under medical plans for the executive officers and their respective families and assumes continuation of premiums paid by us as of December 31, 2015 for the maximum coverage period of 36 months for Messrs. Silvester, O'Shea, and Packer and 24 months for Mr. Smith and Ms. Gregory. For Mr. Harris, reflects premiums for three months after December 31, 2015 pursuant to his amended employment agreement.

(7)
Reflects the aggregate of the excess of the closing price of our ordinary shares on Nasdaq on December 31, 2015 ($150.04) over the exercise price of the cash-settled SARs. For Messrs. Silvester, O'Shea, and Packer the exercise price was $141.10, for Ms. Gregory $147.75, and for Mr. Harris $138.97.

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EQUITY COMPENSATION PLAN INFORMATION
The following table presents information regarding our equity compensation plans as of December 31, 2015.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	—	$—	836,501	(1)
Equity compensation plans not approved by security holders	39,066	$100.83	60,934	(2)
Total	39,066		897,435

(1)
Consists of 684,383 ordinary shares that were available for future issuance under the Equity Incentive Plan and 152,118 ordinary shares available under the Enstar Group Limited Employee Share Purchase Plan as of December 31, 2015. The Equity Incentive Plan expires in September 2016, and we are asking shareholders to approve the 2016 Equity Incentive Plan, which will replace the Equity Incentive Plan if approved at the Annual General Meeting.

(2)	Consists of ordinary shares available for future issuance under the Deferred Compensation Plan, which is described above under "Director Compensation - Deferred Compensation Plan."

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AUDIT COMMITTEE REPORT
The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the Company’s internal audit function. The Audit Committee is solely responsible for the appointment, retention and compensation of the Company’s independent registered public accounting firm. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate.
In performing its duties, the Audit Committee:

•	has reviewed the Company’s audited financial statements for the year ended December 31, 2015 and had discussions with management regarding the audited financial statements;

•
has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board, under which such firm must provide us with additional information regarding the conduct of the audit of the Company’s financial statements;

•
has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence; and

•	has discussed with the independent registered public accounting firm their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate.
Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for that year.
AUDIT COMMITTEE
Robert J. Campbell, Chairman
B. Frederick Becker
Hitesh R. Patel

Enstar Group Limited	54	2016 Proxy Statement

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Three Class I directors are to be elected at the Annual General Meeting to hold office until our annual general meeting in 2019:
Robert J. Campbell
Paul J. O'Shea
Sumit Rajpal
Messrs. Campbell, O'Shea, and Rajpal are currently serving as directors, and their biographies are available above under "Corporate Governance - Board of Directors." Included in each nominee’s biography is an assessment of his specific qualifications, attributes, skills and experience.
Our Board nominated Messrs. Campbell, O'Shea, and Rajpal following the recommendation by our Nominating and Governance Committee, a committee comprised entirely of independent directors. Each nominee has consented to serve if elected. We do not expect that any nominee will become unavailable for election as a director, but if a nominee should become unavailable prior to the meeting, the proxies to vote for such nominee will instead either be voted for a substitute nominee recommended by our Board, or not voted, if the Board determines in its discretion that the position should remain vacant.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES

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PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
We hold an advisory vote on our executive compensation each year. Accordingly, we are asking our shareholders to cast an advisory vote to approve the compensation of our executive officers as disclosed in this proxy statement.
Before you vote, we urge you to read the Compensation Discussion and Analysis and the Executive Compensation Tables sections of this proxy statement for additional details on our executive compensation, including its governance, framework, components, and the compensation decisions for our executive officers for 2015.
As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values the opinions of our shareholders, and will, as it did last year, carefully consider the outcome of the vote when making future decisions on the compensation of our executive officers and our executive compensation principles, policies and procedures.
We ask our shareholders to approve the compensation of our executive officers by voting "FOR" the following resolution:
RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the executive officers, as disclosed in the Company’s proxy statement for the 2016 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

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PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has reappointed KPMG Audit Limited ("KPMG"), as our independent registered public accounting firm for the year ending December 31, 2016. At the Annual General Meeting, shareholders will be asked to ratify this appointment and to authorize our Board, acting through the Audit Committee, to approve the fees for KPMG. KPMG has served as our independent registered public accounting firm since our shareholders ratified its appointment four years ago at the 2012 annual general meeting. Representatives of KPMG are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT
OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016 AND
THE AUTHORIZATION OF OUR BOARD, ACTING THROUGH THE AUDIT COMMITTEE, TO
APPROVE THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees
Aggregate fees for professional services rendered to us by KPMG and KPMG member firms for the years ended December 2015 and 2014 are set forth below.

	2015	2014
	(in US dollars)
Audit Fees	$9,574,000	$9,191,000
Audit-Related Fees	$60,000	$200,000
Tax Fees	$300,000	$661,000
All Other Fees	$—	$49,000
Total	$9,934,000	$10,101,000
Audit Fees for the years ended December 31, 2015 and 2014 were for professional services rendered for the audit of our annual financial statements, for the review of our quarterly financial statements, for services in connection with the audits for insurance statutory and regulatory purposes in the various jurisdictions in which we operate and for the provision of consents relating to our filings with the SEC.
Audit-Related Fees for the years ended December 31, 2015 and 2014 consisted primarily of professional services rendered for financial accounting and reporting consultations.
Tax Fees for the years ended December 31, 2015 and 2014 were for professional services rendered for tax compliance and tax consulting.
All Other Fees for the year ended December 31, 2015 and 2014 were for professional services rendered for certain subsidiary restructuring matters.
Consideration of Auditor Independence
The Audit Committee has concluded that the provision of the non-audit services by KPMG is compatible with maintaining its independence.
Procedures for Pre-Approval of Audit and Non-Audit Services
Our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. During 2015, the committee also granted its pre-approval for specific types of tax and other non-audit services with specified fee structures that may be provided by KPMG. Any engagements falling within these pre-approved outlines can be entered into, with KPMG and management reporting the details of any such pre-approved engagements to the Audit Committee at its next meeting. The committee will review the scope of the pre-approval annually. In the event it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval at a time that does not correspond to a committee meeting, the Audit Committee has delegated authority to review and approve such services to the Audit Committee Chairman, who would report any such approvals to the full committee at its next meeting.
For the year ended December 31, 2015, the Audit Committee approved all audit and non-audit services by our independent registered public accounting firm either on an individual basis as the need arose or by way of the pre-approval process described above.

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PROPOSAL NO. 4 — APPROVAL OF THE ENSTAR GROUP LIMITED 2016 EQUITY INCENTIVE PLAN
On February 23, 2016, our Board of Directors adopted, subject to shareholder approval, the Enstar Group Limited 2016 Equity Incentive Plan, which is referred to in this proposal as (the "Plan") and elsewhere in this Proxy Statement as the "2016 Equity Incentive Plan." The Plan is designed to provide stock-based awards to employees, non-employee directors, and consultants of the Company and enables us to retain and attract qualified employees, consultants, and non-employee directors by providing additional incentives through increased share ownership.
Background
The Board adopted the Plan, subject to the approval of our shareholders, to replace the expiring 2006 Equity Plan. If the Plan is approved by our shareholders, it will go into effect immediately, and the 2006 Equity Plan will terminate. If the Plan is not approved by our shareholders, it will be null and void, and we will not be able to grant awards to our employees after September 15, 2016 due to the 2006 Equity Plan's expiration. This proposal will not affect the terms and conditions of any outstanding awards granted under the 2006 Equity Plan.
The Board believes that approval of the Plan is essential to our continued success, as it will be our only equity-based incentive compensation plan. The Plan will support usage of equity-based awards to a broad base of our employee population beyond only the executive officers. It will promote alignment of interests with our shareholders, and allow us to motivate, retain, and recruit the talented individuals critical to our future growth and profitability.
If the Plan is not approved, we would be at a significant disadvantage relative to our competitors. Our Board believes we have been responsible stewards of equity, and have remained mindful of dilution in our equity grant practices. Although the 2006 Equity Plan has been in effect for nearly 10 years, of the original 1,200,000 shares reserved, we have 689,654 shares remaining available for use as of the record date.

We are seeking to "roll over" the existing share pool remaining under the 2006 Equity Plan for use in the new Plan, and are not requesting any new shares, meaning that no additional dilution related to equity plans would be created.

Plan Snapshot

What the Plan DOES		What the Plan DOES NOT DO
✓	Performance-based awards vest on a pro-rata basis upon a Change in Control	✗	No liberal share recycling
✓	Requires 12-month minimum vesting period for options/SARs (with 5% carve out pool)	✗	No evergreen renewal provision
✓	Applies annual award limits for employees and directors	✗	No granting of reload options
✓	Awards under plan are subject to our Clawback Policy	✗	No excise tax gross-up provision
✓	Requests pool consisting solely of the shares remaining under the expiring 2006 Equity Plan previously approved by shareholders	✗	No liberal Change in Control definition
✓	Shareholder approval is required to issue additional shares	✗	No single-trigger acceleration of awards upon a Change in Control if acquirer assumes the award or substitutes a new award
✓	All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying shares on the grant date	✗	No repricing or cash buy-out of underwater options and SARs without shareholder approval
Key Data
The Committee monitors our annual burn rate and total dilution by granting only the number of share-based awards that it believes is necessary to attract, reward, and retain our talent. "Burn rate" refers to how quickly a company uses its supply of shares authorized for issuance under a plan. "Dilution" measures the degree to which our shareholders' ownership has been diluted by the share-based compensation we award under our plan.
The table set forth below shows our burn rate and dilution percentages over the past three years under the 2006 Equity Plan, which has been our only equity incentive plan. We calculate burn rate by dividing the number of ordinary shares subject to equity awards granted during the fiscal year by the weighted-average number of ordinary shares

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(basic) outstanding during such fiscal year. We calculate dilution by dividing the number of ordinary shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding (basic) at the end of the fiscal year. The calculations below do not include shares related to our Employee Share Purchase Plan or our Amended and Restated Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors.

	2015	2014	2013	3-Year Average
Burn Rate	0.34%	0.19%	0.03%	0.19%
Dilution	0.50%	0.53%	0.7%	0.58%
Summary of the Key Terms of the Plan
This section summarizes the material terms of the Plan. The full text of the Plan is set forth in Appendix A to this Proxy Statement. Certain features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the full text of the Plan. All capitalized terms not defined in this proposal have the meanings set forth in the Plan.
Eligibility for Participation
An individual is eligible to receive an award under the Plan if he or she is an employee, consultant or non-employee director of the Company or its subsidiaries and is selected to receive an award by the Compensation Committee of the Board (the "Committee"). An individual who receives an award under the Plan is referred to in this proposal as a "Grantee." Because Participants are selected by the Committee, the number of individuals that will be eligible to participate in the future, and the amounts of any awards, cannot now be determined.
Administration of the Plan
The Committee administers the Plan, selects the employees, non-employee directors and consultants who are eligible to participate, and determines the timing and amounts of any awards and the specific provisions of award agreements.
Available Shares under the Plan
The maximum aggregate number of ordinary shares of Company stock ("Shares") that may be issued under the Plan is equal to the number of Shares previously reserved and no subject to an outstanding award under the 2006 Equity Plan as of the effective date of the Plan. Shares issuable under the Plan consist of authorized but unissued Shares, and/or previously issued Shares that the Company reacquires.
In general, if any outstanding awards granted under the Plan expire, terminate, are forfeited, or are settled in cash, the Shares reserved for those awards will be available for subsequent awards. However, the following Shares will not again become available for issuance under the Plan: (i) awarded Shares that are withheld by the Company to satisfy any tax withholding obligation or any previously-acquired Shares tendered in payment of taxes relating to an award; (ii) Shares that would have been issued upon exercise of an option but for the fact that the exercise was pursuant to a "net-exercise" arrangement; (iii) Shares covered by a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon its exercise; and (iv) Shares that are repurchased by the Company using option exercise proceeds.
Stock Options
A stock option entitles a Grantee, on the exercise thereof, to purchase Shares at a specified price for a specified period of time. Stock options, including incentive stock options (available to employees only) and nonqualified stock options (available to employees, directors, and consultants), may be granted under the Plan under terms and conditions established by the Committee.
Options must have an exercise price of not less than the fair market value of a Share on the date of grant. The fair market value generally is the quoted closing price of a Share, as reported by the NASDAQ Global Select Market, on the relevant date. The exercise price of an option may be paid in cash, or to the extent permitted by an award agreement, through delivery of previously held Shares, newly acquired Shares, a cashless exercise, or any combination thereof.
Options for more than 120,000 Shares may not be granted in any calendar year to any one Grantee. If an option is cancelled, the Shares covered by the cancelled option will be counted against the maximum number of Shares that may be subject to options granted to a single Grantee in any calendar year.

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Except as otherwise provided under an award agreement, options will become exercisable in three equal annual installments. This means that an option will generally become exercisable with respect to one-third of the covered Shares on the first anniversary of the grant date, and with respect to an additional one-third on each of the next two anniversaries of the grant date. In addition, except as otherwise provided under the Plan or an award agreement, options will not become exercisable earlier than one year after the date of grant, provided that the aggregate amount of options and stock appreciation rights up to a maximum of 5% of the Shares available for awards under the Plan may be granted without regard to the minimum one year exercise requirement. The Committee may establish performance-based criteria for exercisability of any option.
Stock Appreciation Rights
A stock appreciation right ("SAR") is an award entitling a Grantee, on exercise, to receive an amount in cash, Shares, or a combination thereof (as determined by the Committee), equal to the excess of the Share’s fair market value on the date of exercise over its fair market value on the date of grant.
SARs may be granted under terms and conditions determined by the Committee, provided that the aggregate number of Shares subject to stock-settled SARs granted to any one Grantee in a calendar year shall not exceed 120,000 Shares. In addition, the aggregate number of cash-settled SARs granted to any one Grantee under the Plan in a calendar year shall not exceed 300,000. If an SAR is cancelled, the Shares covered by the cancelled SAR shall be counted against the maximum number of Shares that may be subject to SARs granted to a single Grantee in any calendar year.
SARs may be granted in connection with an option or may be granted independently. SARs that are granted in connection with an option may only be exercised upon the surrender of the right to exercise the option for an equivalent number of Shares.
Except as otherwise provided under an award agreement, SARs will become exercisable in three equal annual installments. This means that an SAR will generally become exercisable with respect to one-third of the covered Shares on the first anniversary of the grant date, and with respect to an additional one-third on each of the next two anniversaries of the grant date. In addition, except as otherwise provided under the Plan or an award agreement, SARs will not become exercisable earlier than one year after the date of grant, provided that the aggregate amount of options and SARs up to a maximum of 5% of the Shares available for awards under the Plan may be granted without regard to the minimum one year exercise requirement. The Committee may establish performance-based criteria for exercisability of any SAR.
Restricted Stock Awards
A restricted stock award is an award of Shares that is subject to restrictions and conditions established by the Committee. The Committee may condition the vesting of such Shares on continued service through a stated period of time ("Restricted Stock") or the attainment of certain performance goals during a stated performance period ("Performance Stock"). The performance period selected by the Committee will be no less than one year and no more than five years. Restricted Stock will become fully vested if a Grantee’s service terminates due to disability (as defined in the Plan) or death.
Restricted Stock awards may be granted under terms and conditions determined by the Committee, provided that the maximum aggregate number of Shares subject to Performance Stock and performance stock units ("PSUs"), in the aggregate, that can be granted to a single Grantee in any calendar year is 120,000. If a PSU is settled for cash, the Shares covered by the cash-settled PSU will be counted against the maximum number of Shares that may be subject to PSUs and Performance Stock granted to one Grantee in any calendar year.
Restricted Stock Unit/Performance Stock Unit Awards
Each vested stock unit award allows a Grantee to receive either one Share, cash equal to the fair market value of such Share, or a combination thereof, as decided by the Committee. The Committee may condition the vesting of stock unit awards on continued service through a stated period of time ("RSUs") or the attainment of certain performance goals during a stated performance period ("PSUs"). The performance period selected by the Committee will be no less than one year and no more than five years. RSUs become fully vested if a Grantee terminates service due to disability (as defined in the Plan) or death. Shares or cash, as applicable, will be delivered upon vesting unless a Grantee’s award agreement provides for a later delivery date.
Stock unit awards may be granted under terms and conditions determined by the Committee, provided that the maximum number of Shares subject to PSUs and Performance Stock, in the aggregate, that can be granted to a single Grantee in any calendar year is 120,000 shares. If a PSU is settled for cash, the Shares covered by the cash-settled

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PSU shall be counted against the maximum number of Shares that may be subject to PSUs and Performance Stock granted to a Grantee in any calendar year.
The Committee may grant dividend equivalent rights in connection with RSUs and PSUs. Generally, the terms and conditions (e.g., the payment date, vesting schedule and impact of any termination of service) of such dividend equivalent rights will be substantially identical to the terms and conditions of the associated RSUs and PSUs.
Bonus Share Awards
A bonus share award ("Bonus Share") is an award of Shares by the Committee for any reason. The Committee may award Shares under the Plan as full or partial payment of an award under the Enstar Group Limited Annual Incentive Compensation Program ("Incentive Compensation Program") or may award Bonus Shares that are unrelated to the Incentive Compensation Program. The maximum aggregate number of Bonus Shares that may be granted under the Plan to any one Grantee is 120,000.
Dividend Equivalent Rights
A dividend equivalent right is the right to receive an amount equal to the cash dividend paid by the Company on one Share. The Committee may grant dividend equivalent rights with respect to an RSU or PSU or may grant dividend equivalent rights as a separate award unrelated to any other award under the Plan.
Dividend equivalent rights accumulate and are paid when they vest. After the vesting date, dividend equivalent rights will be paid at the same time as the corresponding cash dividends are paid to other ordinary shareholders until the earlier of the expiration date of the award or the Grantee’s termination of service.
Termination of Service
In general, all unvested incentives are forfeited immediately upon a Grantee’s termination of service, except as described above or as the Committee may otherwise determine. In the event of Approved Retirement (as defined in the Plan), disability (as defined in the Plan), or death, any options and SARs remain exercisable until the earlier of (i) one year after termination of service, or (ii) expiration of the award. For any other termination (except terminations for Cause (as defined in the Plan)), options and SARs remain exercisable until the earlier of (i) three months after termination of service, or (ii) expiration of the award. If a Grantee’s service is terminated for Cause (as defined in the Plan), any options and SARs will terminate immediately.
Clawback Policy
The Committee may require any Grantee whose service is terminated for Cause to disgorge any profit, gain or other benefit received in respect of an award within the 12-month period prior to the Grantee’s termination of service for Cause. In addition, any awards under the Plan will be subject to any compensation recovery or clawback policy the Company adopts, including any policy required to comply with applicable law or listing standards, as such policy may be amended from time to time. In February 2016, the Company adopted a clawback policy that would apply to Plan awards, as described above in "Compensation Discussion and Analysis - Clawback Policy."
No Repricing
Without shareholder approval, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding option or SAR, nor to grant any new Options, SARs, or other awards, including cash, in substitution for or upon the cancellation of options or SARs previously granted, which shall have the effect of reducing the exercise price of any outstanding option or SAR.
Transferability
In general, awards under the Plan cannot be sold, pledged, assigned or otherwise transferred, with limited exceptions, such as the Grantee’s death or as otherwise provided in an award agreement.
Change in Capitalization
In the event of a stock dividend, stock split, or another similar change in the capitalization of the Company, the following will be proportionately adjusted to reflect the capitalization change: (i) the maximum number of Shares available under the Plan; (ii) the maximum number of Shares that may be awarded to any Grantee; (iii) the number of Shares issuable or deliverable upon exercise or vesting of outstanding awards; (iv) the per-Share exercise price of outstanding options; and (5) the fair market value of a Share on the date an outstanding SAR was awarded.
Change in Control
The Committee will not fully vest outstanding awards and will not make any payments in respect of outstanding awards if the Committee determines, prior to a Change in Control, that the surviving or successor corporation will

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assume all outstanding awards, or substitute a new award of the same type for each outstanding award. If such assumption or substitution does not occur, the Committee may fully vest all outstanding awards in the event of a Change in Control, other than Performance Stock and PSUs, and may terminate such outstanding awards in exchange for a settlement payment based upon the price per Share received in connection with the Change in Control. Unless otherwise determined by the Committee, Performance Stock and PSUs with respect to completed performance periods shall be paid if earned and with respect to in-progress performance periods, a pro-rata portion of the target award opportunity shall be paid based on the portion of the performance period that has been completed as of the date of the Change in Control.
Amendment or Termination of the Plan
The Company may amend the Plan as it deems necessary or appropriate at any time, provided such amendment does not adversely affect any outstanding award. Certain amendments require the approval of the Company’s shareholders.
The Company may terminate the Plan at any time and for any reason. No awards may be granted after the Plan is terminated or after the ten-year anniversary of its approval by our shareholders.
Tax Consequences
The tax consequences of participating in the Plan vary depending on a participant’s tax jurisdiction, as described below. There are no tax consequences of Plan participation to Bermuda taxpayers.
Applicable Federal Tax Rules
The following discussion is based on federal tax laws and regulations as of the date of this Proxy Statement, and you should not consider it to be a complete description of the federal income tax consequences that apply to Grantees. Accordingly, information relating to tax consequences is qualified by reference to current tax laws.
Incentive Stock Options (ISOs): A Grantee will not recognize taxable income on the grant of an ISO. A Grantee will also generally not recognize taxable income on exercise of an ISO, provided the Grantee was an employee of the Company (or of any of its subsidiary companies) during the entire period from the date of grant of the ISO until the ISO is exercised. If the Grantee terminates service before exercising the ISO, the employment requirement will be met (and the Grantee will not recognize taxable income) if the ISO is exercised within three months of the Grantee’s termination of service for reasons other than death or disability, within one year of termination of service due to disability (as defined in the Plan) or before the expiration of the option in the event of death. If the employment requirements described above are not met, the tax consequences relating to NQSOs, discussed below, will apply.
If a Grantee sells Shares acquired under an ISO at least two years after the date of grant and at least one year following the date the Shares are transferred to the Grantee following the exercise of the ISO, the Grantee will recognize a long-term capital gain or loss, equal to the difference between the amount realized on the sale and the exercise price, assuming the Grantee held the shares as capital assets. If the Grantee sells the Shares within two years after the date of grant or within one year after the Shares are transferred to the Grantee following the exercise of the ISO, the Grantee generally will recognize ordinary income on the sale of the Shares in an amount equal to the lesser of (i) the fair market value of the Shares on the date of exercise minus the exercise price, or (ii) the amount realized on the sale minus the exercise price. Such disqualifying dispositions may also, depending on the sales price, result in either long-term or short-term capital gain or loss.
Non-Qualified Stock Options (NQSOs): A Grantee will not recognize taxable income on the grant of an NQSO. However, a Grantee will recognize ordinary income at the time an NQSO is exercised, in an amount equal to the excess of the Shares’ fair market value at the time of the exercise over the exercise price. Gain or loss recognized after a sale of Shares acquired under an NQSO will be short-term or long-term capital gain or loss, assuming the Grantee held the shares as capital assets.
Stock Appreciation Rights (SARs): A Grantee recognizes no taxable income on the grant of an SAR. However, a Grantee will recognize ordinary income on the date an SAR is exercised in an amount equal to the excess of the fair market value of the Shares on the exercise date over the fair market value of the Shares on the date of grant to which the SAR relates. If a Grantee receives Shares when an SAR is exercised, gain or loss recognized after a sale of Shares acquired under the SAR will be short-term or long-term capital gain or loss, assuming the Grantee held the shares as capital assets.
Restricted Stock and Performance Stock: The federal income tax treatment on grant and vesting of Restricted Stock and Performance Stock depends on whether the Grantee made a timely election under Section 83(b) of the Internal Revenue Code (a "Section 83(b) election"). If a Grantee does not make a timely Section 83(b) election, the Grantee will not recognize income when Restricted Stock or Performance Stock is awarded. When the conditions

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stated in the award agreement are met (i.e., when the award vests), the Grantee will recognize ordinary income equal to the fair market value of the Shares vested under the award on the date the vesting occurs (less any purchase price paid for the Shares). If a Grantee made a Section 83(b) election, the fair market value of the Shares awarded, as of the date of grant, will be included in the Grantee’s ordinary income on the date the award is granted. He or she will not recognize ordinary income when the award vests. When the Grantee sells his or her vested Shares, the Grantee will recognize a short- or long-term capital gain or loss, assuming the Grantee held the Shares as capital assets.
RSUs and PSUs: A Grantee will not recognize taxable income upon the grant of an RSU or PSU. With respect to Shares delivered to a Grantee under an RSU or PSU, the Grantee will recognize ordinary income in an amount equal to the fair market value of the Shares on the date of delivery. When a Grantee sells his or her Shares, the Grantee will recognize a short- or long-term capital gain or loss, assuming the Grantee held the Shares as capital assets.
Dividend Equivalents: A Grantee will recognize ordinary income as of the date the Dividend Equivalents are paid to him or her.
Bonus Shares: On the date of grant, the Grantee will recognize ordinary income (equal to the closing price of the Shares on the date of grant) for federal income tax purposes. When a Grantee sells Bonus Shares, the Grantee will recognize a capital gain (or loss), assuming the Grantee held the Shares as capital assets.
Calculation of Capital Gains and Losses: The amount of the capital gain (or loss) will equal the sales price minus the amount the Grantee recognized as ordinary income (the "tax basis"). How the Grantee’s capital gain (or loss) is treated depends on how long the Grantee has held the Shares. The Grantee’s "holding period" is measured from the day after the date the Grantee recognized ordinary income (i.e., the grant/exercise/vesting date, as applicable) to the date the Grantee sells the Shares. A holding period of one year or less results in a short-term capital gain (or loss). Any net capital gain (the excess of the Grantee’s net long-term capital gains for the year over net short-term capital losses for the year) is taxed for federal income tax purposes at a maximum capital gain rate of 20%. Any excess of capital losses over capital gains can be used to offset only up to $3,000 per year of ordinary income (reduced to $1,500 if the Grantee is married and filing separately) or carried forward to a subsequent year.
Tax Withholding: When a Grantee recognizes ordinary income with respect to an award, federal and some state and local tax regulations require the Company to collect income taxes at withholding rates. The Company will either deduct the amount required to be withheld from any payments made to the Grantee under the Plan, or require the Grantee to remit the appropriate amount of withholding. The Company may also allow the Grantee to elect to have Shares withheld from the award or to deliver previously held shares to satisfy the withholding obligation.
Excise Taxes: Under certain circumstances, the accelerated vesting of an award in connection with a Change in Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent they are considered excess parachute payments, a Grantee may be subject to a 20% excise tax and the Company may be unable to receive a tax deduction.
Tax Consequences to the Company: In general, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by a Grantee on an award. However, there is a $1,000,000 per year limit on the amount of the allowable deduction for certain compensation paid or accrued with respect to certain executive employees.
Approval by Shareholders of the Plan
Approval of the Plan will require the affirmative vote of a majority of the votes cast by shareholders at the Annual General Meeting. Upon approval of the Plan by our shareholders, the Plan will go into effect immediately.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PLAN

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PROPOSAL NO. 5 — ELECTION OF DIRECTORS FOR OUR SUBSIDIARIES
Background
Under our bye-laws, if we or our subsidiaries are required or entitled to vote at a general meeting of our subsidiaries, our Board must refer the subject matter of any vote regarding the appointment, removal or remuneration of directors to our shareholders and seek authority from our shareholders for our corporate representative or proxy to vote in favor of the resolutions proposed by these subsidiaries. We are submitting the election of the directors identified below for each of our subsidiaries whose shareholders are required to elect directors to our shareholders at the Annual General Meeting. Our Board will cause our corporate representative or proxy to vote the shares in these subsidiaries in the same proportion as the votes received at the meeting from our shareholders on these matters. Biographies for the subsidiary directors are set forth in Appendix B to this Proxy Statement.
Directors Nominated are for Privately Held, Consolidated Enstar Subsidiaries
The subsidiary companies whose directors are nominated in this Proxy Statement consist of our operating insurance and reinsurance companies, internal holding companies, and service companies, the substantial majority of which are wholly owned by Enstar, with some entities majority-owned by us alongside shareholders with non-controlling interests, such as our joint venture partners and co-investors. None of these subsidiaries are publicly traded companies. The subsidiary directors largely consist of our own employees, which is consistent with commercial practice in the jurisdictions in which we operate; although, where appropriate, many of our subsidiaries also have non-employee and independent directors (for example, where applicable regulations require or where we believe such directors can add value to our subsidiary boards).
Special Voting Instructions
Shareholders have the ability to vote for the election of all subsidiary director nominees, to vote against the election of all subsidiary director nominees, or to abstain from the election of all subsidiary director nominees. Alternatively, shareholders may vote for, against, or abstain from the election of each subsidiary director nominee on an individual basis either by mail or Internet voting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE SUBSIDIARY DIRECTOR NOMINEES LISTED HEREIN
Subsidiary Director Nominees
5.1 AG Australia Holdings Limited
Nominees:
Nicholas Packer
Mark Smith
Sandra O'Sullivan
Nicholas Hall

5.2 Aligned Re Holdings Ltd.
Nominees:
Paul O'Shea
David Rocke
Duncan Scott
Elizabeth DaSilva
Nicholas Packer

5.3 Aligned Re Ltd.
Nominees:
Paul O'Shea
David Rocke
Duncan Scott
Elizabeth DaSilva
Nicholas Packer

5.4 Alopuc Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.5 Alpha Insurance SA
Nominees:
Serge Wibaut
Marie-Claire Pletinckx
Alan Turner
C. Paul Thomas
Kieran Hayes
Rutger Janssens
Kim Torbeyns
Marc Gilis

5.6 Arden Reinsurance Company Ltd.
Nominees:
Paul O'Shea
Nicholas Packer
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.7 Arena SA
Nominees:
Timothy Fillingham
Richard Etridge
Marc Gilis
Eddy VanderBosch

Enstar Group Limited	64	2016 Proxy Statement

5.8 Atrium Risk Management Services (British Columbia) Ltd.
Nominees:
Richard Harries
James Lee
Brendan Merriman
Lee Greenway
Peter Hargrave

5.9 Atrium Risk Management Services (Washington) Limited
Nominees:
Richard Harries
James Lee
Brendan Merriman
Lee Greenway
Peter Hargrave

5.10 B.H. Acquisition Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Guy Bowker

5.11 Bantry Holdings Ltd.
Nominees:
David Rocke
Duncan Scott
Guy Bowker

5.12 Blackrock Holdings Ltd.
Nominees:
David Rocke
Duncan Scott
Guy Bowker

5.13 Bosworth Run-off Limited
Nominees:
Ruth McDiarmid
C. Paul Thomas
Alan Turner

5.14 Brampton Insurance Company Limited
Nominees:
Patrick Cogavin
Max Lewis
C. Paul Thomas
Alan Turner
Steven Western

5.15 Brittany Insurance Company Ltd.
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.16 Castlewood Limited
Nominees:
Guy Bowker
Duncan Scott
Elizabeth DaSilva

5.17 Cavell Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.18 Cavello Bay Holdings Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.19 Cavello Bay Reinsurance Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.20 Chatsworth Limited
Nominees:
Guy Bowker
Mark Smith
David Rocke
Elizabeth DaSilva
Orla Gregory

5.21 Clarendon National Insurance Company
Nominees:
Paul Brockman
John Dore
Anna Hajek
Jennifer Miu
Thomas Nichols
Robert Redpath
Michael Sheehan
Richard Seelinger
Cindy Traczyk

5.22 Comox Holdings Ltd.
Nominees:
Elizabeth DaSilva
David Rocke
Guy Bowker
Duncan Scott

Enstar Group Limited	65	2016 Proxy Statement

5.23 Copper Coast Funds ICAV
Nominees:
Orla Gregory
Barry McConville
Patrick O’Sullivan
Kieran Hayes
Roger Thompson

5.24 Courtenay Holdings Ltd
Nominees:
Mark Smith
Guy Bowker
David Rocke

5.25 Cranmore (Asia) Limited
Nominees:
Duncan Scott
Guy Bowker
Elizabeth DaSilva
David Rocke

5.26 Cranmore (Asia) Pte Limited
Nominees:
Goh Mei Xuan Michelle
Sandra O’Sullivan
Steve Norrington

5.27 Cranmore (Bermuda) Limited
Nominees:
Guy Bowker
Duncan Scott
David Rocke
Elizabeth DaSilva

5.28 Cranmore (UK) Limited
Nominees:
Desmond Allen
Philip Cooper
David Ellis
Adam Grange
Shaun Holden
Steven Norrington
C. Paul Thomas
Alan Turner

5.29 Cranmore (US) Inc.
Nominees:
Paul Brockman
Thomas Nichols
Steve Norrington

5.30 Cranmore Australia Pty Limited
Nominees:
Steve Norrington
Sandra O'Sullivan
Nicholas Hall

5.31 Cranmore Insurance and Reinsurance Management Services Europe Ltd
Nominees:
Kieran Hayes
Jason Shortt
David Ellis
Steve Norrington

5.32 Cumberland Holdings Ltd.
Nominees:
Guy Bowker
Mark Smith
David Rocke
Paul O'Shea

5.33 DLCM NO. 1
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.34 DLCM NO. 2
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.35 DLCM NO. 3
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.36 East Point Reinsurance Company of Hong Kong Limited
Nominees:
Sandra O’Sullivan
David Rocke
Orla Gregory

5.37 Eastshore Holdings Ltd.
Nominees:
Guy Bowker
Duncan Scott
David Rocke
Elizabeth DaSilva

5.38 Electricity Producers Insurance Company (Bermuda) Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

Enstar Group Limited	66	2016 Proxy Statement

5.39 Enstar (EU) Finance Limited
Nominees:
Shaun Holden
C. Paul Thomas
Alan Turner
Derek Reid

5.40 Enstar (EU) Holdings Limited
Nominees:
David Grisley
David Hackett
Shaun Holden
C. Paul Thomas
Alan Turner

5.41 Enstar (EU) Limited
Nominees:
David Atkins
David Hackett
Shaun Holden
Michael Lynagh
Derek Reid
C. Paul Thomas
Alan Turner

5.42 Enstar (EU) Services Asia Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.43 Enstar (US) Inc.
Nominees:
Paul Brockman
Thomas Nichols
Robert Redpath

5.44 Enstar Acquisitions Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.45 Enstar Australia Holdings Pty Limited
Nominees:
Nicholas Packer
Mark Smith
Gary Potts
Jann Skinner
Bruce Bollom

5.46 Enstar Australia Limited
Nominees:
Nicholas Packer
Mark Smith
Sandra O'Sullivan
Nicholas Hall

5.47 Enstar Brokers Limited
Nominees:
Guy Bowker
Elizabeth DaSilva
David Rocke

5.48 Enstar Financial Services, Inc.
Nominees:
Cheryl Davis
Thomas Nichols

5.49 Enstar Financing Ltd.
Nominees:
Mark Smith
Guy Bowker
Duncan Scott
Elizabeth DaSilva

5.50 Enstar Group Operations, Inc.
Nominees:
Cheryl Davis
Thomas Nichols

5.51 Enstar Holdings (US) Inc.
Nominees:
Paul Brockman
Norman Brown
Thomas Nichols
Steve Norrington
Anthony Sciarra

5.52 Enstar Insurance Management Services Ireland Limited
Nominees:
Kieran Hayes
Orla Gregory
Roger Thompson

5.53 Enstar Investment Management Ltd.
Nominees:
Guy Bowker
Lothar Crofton
Roger Thompson
Orla Gregory

5.54 Enstar Life (US), Inc.
Nominees:
Kieran Hayes

5.55 Enstar Limited
Nominees:
Paul O'Shea
Mark Smith
Elizabeth DaSilva
David Rocke
Orla Gregory
Guy Bowker

Enstar Group Limited	67	2016 Proxy Statement

5.56 Enstar New York, Inc.
Nominees:
Paul Brockman
Cheryl Davis
Thomas Nichols

5.57 Enstar USA, Inc.
Nominees:
Cheryl Davis
Thomas Nichols

5.58 Fitzwilliam Insurance Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Nicholas Packer
Guy Bowker
Duncan Scott

5.59 Flatts Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.60 Gordian Runoff Limited
Nominees:
Nicholas Packer
Mark Smith
Gary Potts
Jann Skinner
Bruce Bollom

5.61 Goshawk Dedicated Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.62 Goshawk Holdings (Bermuda) Limited
Nominees:
Guy Bowker
Duncan Scott
Orla Gregory
David Rocke

5.63 Goshawk Insurance Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.64 Guillamene Holdings Limited
Nominees:
Kieran Hayes
Orla Gregory
Keith Haynes

5.65 Harper Holding SARL
Nominees:
John Cassin
Nicholas Packer

5.66 Harper Insurance Limited
Nominees:
Michael Handler
Andreas Iselin
Florian Von Meiss
Nick Packer
Stefan Wehrenberg
Mark Smith

5.67 Hillcot Holdings Ltd.
Nominees:
Guy Bowker
Elizabeth DaSilva
David Rocke
Duncan Scott

5.68 Hong Kong Reinsurance Company Limited
Nominees:
Sanba O’Sullivan
David Rocke
Orla Gregory

5.69 Hove Holdings Limited
Nominees:
Guy Bowker
Duncan Scott
Elizabeth DaSilva
David Rocke

5.70 Inter-Ocean Holdings Ltd
Nominees:
Guy Bowker
Duncan Scott
Orla Gregory

5.71 Inter-Ocean Reinsurance (Ireland) Limited
Nominees:
Orla Gregory
Kevin O'Connor

5.72 Inter-Ocean Reinsurance Company Ltd
Nominees:
Paul O'Shea
Mark Smith
Orla Gregory
Guy Bowker
Duncan Scott

Enstar Group Limited	68	2016 Proxy Statement

5.73 Kenmare Holdings Ltd.
Nominees:
Guy Bowker
Mark Smith
David Rocke
Dominic Silvester
Paul O'Shea
Nicholas Packer

5.74 Kinsale Brokers Limited
Nominees:
Shaun Holden
C. Paul Thomas
Alan Turner

5.75 Knapton Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.76 Knapton Insurance Limited
Nominees:
Ruth McDiarmid
C. Paul Thomas
Alan Turner
Jeremy Riley

5.77 Laguna Life (UK) Limited
Nominees:
Kieran Hayes
C. Paul Thomas
Alan Turner

5.78 Laguna Life Holdings Limited
Nominees:
Guy Bowker
Mark Smith
David Rocke
Paul O'Shea

5.79 Laguna Life Holdings SARL
Nominees:
John Cassin
Nicholas Packer

5.80 Laguna Life Limited
Nominees:
Kieran Hayes
Orla Gregory
C. Paul Thomas
David Allen
Alastair Nicoll

5.81 Marlon Insurance Company Limited
Nominees:
Patrick Cogavin
Gary Griffiths
C. Paul Thomas
Alan Turner
Steven Western

5.82 Mercantile Indemnity Company Limited
Nominees:
C. Paul Thomas
Alan Turner
Steven Western

5.83 New Castle Reinsurance Company Ltd
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.84 North Bay Holdings Limited
Nominees:
Paul O'Shea
Nicholas Packer
Mark Smith
James Carey
Darran Baird

5.85 Northshore Holdings Limited
Nominees:
Mark Smith
Paul O'Shea
Darran Baird
James Carey
Nicholas Packer

5.86 Oceania Holdings Ltd.
Nominees:
Guy Bowker
Elizabeth DaSilva
Duncan Scott
David Rocke

5.87 Overseas Reinsurance Corporation Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.88 Paget Holdings GmbH Limited
Nominees:
David Rocke
Duncan Scott
Elizabeth DaSilva

Enstar Group Limited	69	2016 Proxy Statement

5.89 Paladin Managed Care Services, Inc.
Nominees:
Paul Brockman
Jeffrey D. Miller
Thomas Nichols
Steve Norrington

5.90 Pavonia Life Insurance Company of New York
Nominees:
Paul Brockman
Kieran Hayes
William Latza
Thomas Nichols
Daniel O'Brien
Robert Redpath
Philip Toohey

5.91 Pavonia Holdings (US), Inc.
Nominees:
Paul Brockman
Kieran Hayes
Thomas Nichols
Robert Redpath

5.92 Pavonia Life Insurance Company of Michigan
Nominees:
Paul Brockman
Kieran Hayes
Jeanne Mitchell
Thomas Nichols
Francis Ortiz
Robert Redpath
Kristan Van Der Meer

5.93 Point Bay Insurance Limited
Nominees:
C. Paul Thomas
Phillip McDonald
Derek Patience

5.94 PointSure Insurance Services, Inc.
Nominees:
Paul Brockman
Thomas Nichols
Steve Norrington

5.95 Poseidon Insurance Co Pty Ltd
Nominees:
Nicholas Packer
Mark Smith
Gary Potts
Jann Skinner
Bruce Bollom

5.96 Providence Washington Insurance Company
Nominees:
Paul Brockman
Thomas Nichols
Teresa Reali
Robert Redpath
Richard Seelinger

5.97 Regis Agencies Limited
Nominees:
C. Paul Thomas
Alan Turner

5.98 Revir Limited
Nominees:
Guy Bowker
Elizabeth DaSilva
David Rocke
Duncan Scott

5.99 River Thames Insurance Company Limited
Nominees:
Patrick Cogavin
Max Lewis
C. Paul Thomas
Alan Turner
Stever Western

5.100 Rombalds Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.101 Rosemont Reinsurance Ltd
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker
Orla Gregory

5.102 Royston Holdings Limited
Nominees:
Guy Bowker
David Rocke
Duncan Scott

5.103 Royston Run-off Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

Enstar Group Limited	70	2016 Proxy Statement

5.104 SeaBright Insurance Company
Nominees:
Paul Brockman
John Dore
Anna Hajek
Jennifer Miu
Thomas Nichols
Robert Redpath
Michael Sheehan
Richard Seelinger
Cindy Traczyk

5.105 SGL No 1 Limited
Nominees:
Richard Phinn
Mark Smith
C. Paul Thomas
Alan Turner

5.106 SGL No 3 Limited
Nominees:
Richard Phinn

5.107 Shelbourne Group Limited
Nominees:
Phillip Martin
Paul O'Shea
Nick Packer

5.108 Shelbourne Syndicate Services Limited
Nominees:
Andrew Elliott
Ewen Gilmour
Phillip Martin
Paul O'Shea
Richard Phinn
Dominic Sharp
Darren Truman

5.109 Simcoe Holdings Ltd.
Nominees:
Elizabeth DaSilva
David Rocke
Guy Bowker

5.110 StarStone Corporate Capital Limited
Nominees:
Theo Wilkes
Patrick Tiernan

5.111 StarStone Corporate Capital 1 Limited
Nominees:
David Message
Theo Wilkes
Demian Smith

5.112 StarStone Corporate Capital 2 Limited
Nominees:
David Message
Theo Wilkes
Demian Smith

5.113 StarStone Corporate Capital 4 Limited
Nominees:
Theo Wilkes
Demian Smith

5.114 StarStone Corporate Capital 5 Limited
Nominees:
Theo Wilkes
Demian Smith

5.115 StarStone Finance Limited
Nominees:
Patrick Tiernan
Theo Wilkes
David Message

5.116 StarStone Insurance Bermuda Limited
Nominees:
Nicholas Packer
Paul O'Shea
Mark Smith
Darran Baird
James Carey
Walker Rainey
Patrick Tiernan
John Shettle
Orla Gregory
Kathleen Barker
Demian Smith
David Message
Norman Brown

5.117 StarStone Insurance Europe AG
Nominees:
Michael Handler
Donat Marxer
Patrick Tiernan
Theo Wilkes

5.118 StarStone Insurance PLC
Nominees:
Timothy Fillingham
Michael Handler
David Message
Demian Smtih
Patrick Tiernan
Theo Wilkes
Ian Poynton
John Wardrop
Mark Smith

Enstar Group Limited	71	2016 Proxy Statement

5.119 StarStone Insurance Services Limited
Nominees:
Timothy Fillingham
Theo Wilkes
Richard Grainger
Mick Summersgill

5.120 StarStone National Insurance Company
Nominees:
Kathleen Barker
Paul Brockman
Norman Brown
Min Huang
Thomas Nichols
Robert Redpath
John Shettle
R. Lincoln Trimble

5.121 StarStone Specialty Holdings Limited
Nominees:
Paul O'Shea
Mark Smith
Darran Baird
James Carey
Walker Rainey
John Shettle
Orla Gregory
Norman Brown
Kathleen Barker
Demian Smith
David Message
Patrick Tiernan
Nicholas Packer

5.122 StarStone Specialty Insurance Company
Nominees:
Kathleen Barker
Paul Brockman
Norman Brown
Min Huang
Thomas Nichols
Robert Redpath
John Shettle
R. Lincoln Trimble

5.123 StarStone Underwriting Limited
Nominees:
Angela Alecock
Nigel Barton
Paul O'Shea
Demian Smith
John Wardrop
Ewen Gilmour
Patrick Tiernan
David Message
Theo Wilkes
Darren Truman
Richard Phinn

5.124 StarStone US Holdings Inc.
Nominees:
Norman Brown
Min Huang
John Shettle

5.125 StarStone US Intermediaries Inc.
Nominees:
Norman Brown
Min Huang
John Shettle
R. Lincoln Trimble

5.126 StarStone US Services
Nominees:
Norman Brown
Min Huang
John Shettle
R. Lincoln Trimble

5.127 Sundown Holdings Ltd
Nominees:
Elizabeth DaSilva
David Rocke
Guy Bowker
Duncan Scott

5.128 Sussex Holdings, Inc.
Nominees:
Paul Brockman
Thomas Nichols
Robert Redpath

5.129 Sussex Insurance Company
Nominees:
Ian Millar
Robert Redpath
Richard Seelinger
Thomas Nichols
Paul Brockman

5.130 Torus Bermuda Intermediaries Ltd.
Nominees:
Elizabeth DaSilva
Duncan Scott
Guy Bowker

5.131 Torus Bermuda Services Limited
Nominees:
Elizabeth DaSilva
Duncan Scott
Guy Bowker

5.132 Torus Business Solutions Private Ltd.
Nominees:
Mark Kern
Patrick Tiernan
Theo Wilkes

Enstar Group Limited	72	2016 Proxy Statement

5.133 Unionamerica Acquisition Company Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.134 Unionamerica Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.135 Unionamerica Insurance Company Limited
Nominees:
Jeremy Riley
Ann Slade
C. Paul Thomas
Alan Turner

5.136 Vander Haeghen & Co SA
Nominees:
Roger VanderHaeghen
Bertrand VanderHaeghen
Frederic de Haan
Marc Gilis
Kim Torbeyns
Richard Etridge
Timothy Fillingham

5.137 Virginia Holdings Ltd.
Nominees:
David Rocke
Duncan Scott
Guy Bowker
Elizabeth DaSilva

Enstar Group Limited	73	2016 Proxy Statement

OTHER GOVERNANCE MATTERS
Shareholder Proposals for the 2017 Annual General Meeting
Shareholder proposals intended for inclusion in the proxy statement for the 2017 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda and must be received by January 3, 2017 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2017 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the January 3, 2017 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2017 annual general meeting of shareholders if it is received no later than March 19, 2017, although it will not be included in the proxy statement. If a shareholder’s proposal is not timely received, then the proxies designated by our Board for the 2017 annual general meeting of shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.
Householding
Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to you if you request them by calling or writing to Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda (Telephone: (441) 292-3645). If you want to receive separate copies of the Notice and, if applicable, the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.
Other Matters
We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxies in accordance with their best judgment on such matter.

WE WILL FURNISH, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF ANY EXHIBIT TO OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2015 UPON WRITTEN REQUEST TO INVESTOR RELATIONS, C/O ENSTAR GROUP LIMITED, P.O. BOX HM 2267, WINDSOR PLACE, 3RD FLOOR, 22 QUEEN STREET, HAMILTON, HM JX, BERMUDA

Enstar Group Limited	74	2016 Proxy Statement

APPENDIX A

ENSTAR GROUP LIMITED
2016 EQUITY INCENTIVE PLAN

Enstar Group Limited	A-1	2016 Proxy Statement

Enstar Group Limited	A-2	2016 Proxy Statement

ENSTAR GROUP LIMITED
2016 EQUITY INCENTIVE PLAN
SECTION 1 - PURPOSE
The Plan is intended to provide a means whereby the Company may, through the grant of Awards to Employees, Consultants and Non-Employee Directors, attract and retain such individuals and motivate them to exercise their best efforts on behalf of the Company and of any Related Corporation.
SECTION 2 - DEFINITIONS
The following terms, when used herein, shall have the following meanings unless otherwise required by the context:
(a)“Approved Retirement” shall mean termination of a Grantee’s employment (i) on or after having met the conditions for normal or early retirement established under any defined benefit pension plan maintained by the Company or a Related Corporation and in which the Grantee participates or (ii) on or after attaining such age not less than 65 and completing such period of service, as the Committee shall determine from time to time. Notwithstanding the foregoing, the term “Approved Retirement” shall not apply to any Grantee whose employment with the Company or a Related Corporation has been terminated for Cause, whether or not such individual is deemed to be retirement eligible or is receiving retirement benefits under any defined benefit pension plan maintained by the Company or a Related Corporation and in which the Grantee participates or would otherwise satisfy the criteria set forth by the Committee as noted in the preceding sentence.
(b)“Award” shall mean an ISO, NQSO, Performance Stock, PSU, SAR, Restricted Stock, RSU, Bonus Share, or Dividend Equivalents, awarded under the Plan by the Company to an Employee, a Consultant or a Non-Employee Director.
(c)“Award Agreement” shall mean a written document evidencing the grant of an Award, as described in Section 11.
(d)“Board” shall mean the Board of Directors of the Company.
(e)“Bonus Shares” shall mean a grant of unrestricted Common Shares pursuant to Section 10(a).
(f)“Cause” shall mean (a) fraud or dishonesty that results in a material injury to the Company or any Related Corporation, (b) conviction or plea of nolo contendre of any felony or (c) any act or omission detrimental to the conduct of the business of the Company or any Related Corporation in any way.
(g)“Code” shall mean the United States Internal Revenue Code of 1986, as amended, including, for these purposes, any regulations promulgated by the Internal Revenue Service with respect to the provisions of the Code, and any successor thereto.
(h)“Committee” shall mean the Compensation Committee of the Board or such other committee of the Board as the Board shall designate from time to time, which committee shall consist solely of not fewer than two directors of the Company, each of whom shall be appointed by and serve at the pleasure of the Board, and each of whom are intended to be a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, an “outside director” within the meaning of Section 162(m) of the Code and an “independent director” within the meaning of Nasdaq Marketplace Rule 4200(a)(15), or any successors thereto.
(i)“Common Shares” shall mean the ordinary shares of the Company.
(j)“Company” shall mean Enstar Group Limited, a Bermuda corporation.
(k)“Consultant” shall mean an individual who is not an Employee or a Non-Employee Director and who has entered into a consulting arrangement with the Company or a Related Corporation to provide bona fide

Enstar Group Limited	A-3	2016 Proxy Statement

services that (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly or indirectly promote or maintain a market for the Company’s securities.
(l)“Covered Employee” shall mean any Employee who is a “covered employee” within the meaning of Code section 162(m).
(m)“Dividend Equivalents” shall mean the right to receive an amount equal to the regular cash dividends paid by the Company upon one Common Share which is awarded to a Grantee in accordance with Section 9(e) or Section 10(b) of the Plan.
(n)“Employee” shall mean an officer or other employee of the Company or a Related Corporation.
(o)“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.
(p)“Fair Market Value” shall mean the following, arrived at by a good faith determination of the Committee:
(1)the closing price of the Common Shares on a registered securities exchange or an over-the-counter market on the applicable date; or
(2)    such other method of determining fair market value that complies with Code §§422 and 409A and that is adopted by the Committee.
(q)“Grantee” shall mean an Employee, a Consultant or a Non-Employee Director who has been granted an Award under the Plan.
(r)“ISO” shall mean an Option which, at the time such Option is granted, qualifies as an incentive stock option within the meaning of Code §422 and is designated as an ISO in the applicable Award Agreement.
(s)“Non-Employee Director” shall mean a director of the Company who is not an Employee.
(t)“NQSO” shall mean an Option which, at the time such Option is granted, does not qualify as an ISO (whether or not it is designated as an ISO in the applicable Award Agreement) or is not designated an ISO in the applicable Award Agreement.
(u)“Options” shall mean ISOs and NQSOs which entitle the Grantee on exercise thereof to purchase Common Shares at a specified exercise price for a specified period of time.
(v)“Performance Goals” shall mean the goal or goals applicable to a Grantee’s Performance Stock or PSUs that are deemed by the Committee to be important to the success of the Company or any of its Related Corporations. The Committee shall establish the specific measures for each applicable goal for a Performance Period in accordance with the requirements of Section 3(d) hereof. Performance Goals need not be uniform with respect to each Grantee. In creating these measures, the Committee shall use one or more of the following business criteria: revenues, profit, consolidated net after-tax profit, income from operations, return on assets, return on net assets, return on equity, return on capital, market price appreciation of Common Shares, economic value added, total shareholder return, net income, pre-tax income, earnings per share, operating profit margin, net income margin, cash flow, market share, revenue growth, net revenue growth, net income growth, expense control and hiring of personnel. The business criteria may apply to the individual, a division, or to the Company and/or one or more Related Corporations and may be weighted and expressed in absolute terms or relative to the performance of other individuals or companies or an index.
(w)“Performance Period” shall mean a period of at least one (1) year and not more than five (5) years, selected by the Committee during which the performance of the Company or any Related Corporation or unit thereof or any individual is measured for the purpose of determining the extent to which an Award subject to Performance Goals has been earned.
(x)“Performance Stock” shall mean a type of Restricted Stock, where the lapse of restrictions is based on the actual achievement of Performance Goals.

Enstar Group Limited	A-4	2016 Proxy Statement

(y)“Plan” shall mean the Enstar Limited 2016 Equity Incentive Plan as set forth herein and as amended from time to time.
(z)“PSU” shall mean a performance stock unit which is a type of RSU, the vesting of which is based on the actual achievement of Performance Goals.
(aa)“Related Corporation” shall mean each “subsidiary corporation” of the Company, as defined in Code §424(f).
(ab)“Restricted Period” shall mean the period of time during which RSUs or shares of Restricted Stock are subject to forfeiture or restrictions on transfer (if applicable) pursuant to Sections 8 and 9 of the Plan.
(ac)“Restricted Stock” shall mean Common Shares subject to restrictions determined by the Committee pursuant to Section 8.
(ad)“RSU” shall mean a restricted stock unit granted pursuant to Section 9.
(ae)“SAR” shall mean an Award entitling the recipient on exercise to receive an amount, in cash or Common Shares or in a combination thereof (such form to be determined by the Committee at or after grant, including after exercise of the SAR), determined by reference to appreciation in the value of Common Shares.
(af)“Termination of Service” shall mean (i) with respect to an Award granted to an Employee, the termination of the employment relationship between the Employee and the Company and all Related Corporations; (ii) with respect to an Award granted to a Consultant, the termination of the consulting or advisory arrangement between the Consultant and the Company and all Related Corporations; and (iii) with respect to an Award granted to a Non-Employee Director, the cessation of the provision of services as a director of the Company and all Related Corporations; provided, however, that if the Grantee’s status changes from Employee, Consultant or Non-Employee Director to any other status eligible to receive an Award under the Plan, the Committee may provide that no Termination of Service occurs for purposes of the Plan until the Grantee’s new status with the Company and all Related Corporations terminates. For purposes of this paragraph, if a Grantee is an Employee, Consultant or Non-Employee Director of a Related Corporation and not the Company, the Grantee shall incur a Termination of Service when such corporation ceases to be a Related Corporation, unless the Committee determines otherwise. A Termination of Service shall not be deemed to have resulted by reason of a bona fide leave of absence approved by the Committee.
SECTION 3 - ADMINISTRATION
(a)Power to Grant. The Plan shall be administered by the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company. Grantees shall be those Employees, Consultants and Non-Employee Directors designated by the affirmative action of the Committee to participate in the Plan. The Committee shall have full authority, subject to the terms of the Plan, to select the Employees, Consultants and Non-Employee Directors to be granted Awards under the Plan and the terms and conditions of any and all Awards including, but not limited to, (i) the number of Common Shares to be covered by each Award; (ii) the time or times at which Awards shall be granted; (iii) the terms and provisions of the instruments by which Options may be evidenced, including the designation of Options as ISOs or NQSOs; (iv) the determination of the period of time during which restrictions on Restricted Stock or RSUs shall remain in effect; (v) the establishment and administration of any Performance Goals and Performance Periods applicable to Awards granted under the Plan; and (vi) the development and implementation of specific stock-based programs for the Company and any Related Corporation that are consistent with the intent and specific terms of the framework created by this Plan. Appropriate officers of the Company or any Related Corporation may suggest to the Committee the Employees, Consultants and Non-Employee Directors who should receive Awards, which the Committee may accept or reject in its sole discretion. The Committee shall determine the terms and conditions of each Award at the time of grant. The Committee may establish different terms and conditions for different Grantees and for the same Grantee for each Award such Grantee may receive, whether or not granted at different times.
(b)Rules, Interpretations and Determinations. The Committee may correct any defect, supply any omission, and reconcile any inconsistency in the Plan and in any Award granted hereunder, in the manner and to the extent it deems desirable. The Committee also shall have the authority (1) to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend,

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modify, or rescind any such rules and regulations, (2) to adopt modifications, amendments, procedures, sub-plans and the like, which may be inconsistent with the provisions of the Plan, as are necessary to comply with the laws and regulations of other countries in which the Company operates in order to assure the viability of Awards granted under the Plan to individuals in such other countries, and (3) to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon the Company, its shareholders, and all Grantees, upon their respective legal representatives, beneficiaries, successors, and assigns, and upon all other persons claiming under or through any of them. The Committee’s determinations under the Plan (including the determination of the Employees, Consultants and Non-Employee Directors to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements hereunder) may vary, and need not be uniform, whether or not any such Employees, Consultants and Non-Employee Directors could be deemed to be similarly situated. Except as otherwise required by the by-laws of the Company or by applicable law, no member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.
(c)409A Compliance. The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Section 409A of the Code. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Employees, Consultants and Non-Employee Directors of immediate tax recognition and additional taxes pursuant to such Section 409A. To that end, and without limiting the generality of the foregoing, unless otherwise expressly provided herein or in any Award Agreement, any amount payable or shares distributable hereunder in connection with the vesting of any Award (including upon the satisfaction of any applicable performance criteria) shall be paid not later than two and one-half months (or such other time as is required to cause such amounts not to be treated as deferred compensation under Section 409A of the Code) following the end of the taxable year of the Company or the Employee, Consultant and Non-Employee Director in which the Employee’s, Consultant’s or Non-Employee Director’s (as applicable) rights with respect to the corresponding Award (or portion thereof) ceased to be subject to a substantial risk of forfeiture. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event such Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Employee, Consultant or Non-Employee Director or any of his beneficiaries or transferees.
(d)Performance Based Compensation Interpretations; Limitations on Discretion. Notwithstanding anything contained in the Plan to the contrary, to the extent the Committee has required upon grant that any Performance Stock or PSU must qualify as “other performance based compensation” within the meaning of Section 162(m)(4)(c) of the Code, the Committee shall (i) specify and approve the specific terms of any Performance Goals with respect to such Awards in writing no later than ninety (90) days from the commencement of the Performance Period to which the Performance Goal or Goals relate, and (ii) not be entitled to exercise any subsequent discretion otherwise authorized under the Plan (such as the right to authorize payout at a level above that dictated by the achievement of the relevant Performance Goals) with respect to such Award if the ability to exercise discretion (as opposed to the exercise of such discretion) would cause such Award to fail to qualify as other performance based compensation.
SECTION 4 - STOCK
Subject to any adjustment required by Section 12, the maximum aggregate number of Common Shares that may be delivered under the Plan is equal to the number of Common Shares previously reserved and not subject to an outstanding award under the Enstar Group Limited 2006 Equity Incentive Plan (the "Prior Plan") as of the Effective Date and any Common Shares that are subject to an award under the Prior Plan as of the Effective Date that expires or is cancelled, terminated, forfeited or settled in cash and would have become available for future award under the Prior Plan (which is also the maximum aggregate number of shares that may be issued under the Plan through Options, SARs, Restricted Stock, RSUs, Performance Stock, PSUs, Bonus Shares and Dividend Equivalents), subject to the following limits:
(a)The aggregate number of Common Shares subject to Options granted to a Grantee during any calendar year under the Plan shall not exceed One Hundred Twenty Thousand (120,000) shares; and
(b)The aggregate number of Common Shares subject to stock settled SARs granted to a Grantee during any calendar year under the Plan shall not exceed One Hundred Twenty Thousand (120,000) shares; and

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(c)The aggregate number of Common Shares subject to Performance Stock and PSUs granted to a Grantee during any calendar year under the Plan shall not exceed One Hundred Twenty Thousand (120,000) shares.
(d)The aggregate number of Common Shares subject to Bonus Shares granted to a Grantee under the Plan shall not exceed One Hundred Twenty Thousand (120,000) shares.
(e)The aggregate number of cash-settled SARs granted to a Grantee during any calendar year under the Plan shall not exceed Three Hundred Thousand (300,000) SARs.
These limits shall be subject to adjustment, as described in Section 12. Shares delivered under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.
Except as provided herein, if any Award expires, terminates for any reason, is cancelled, is forfeited or is settled in cash rather than Common Shares, the number of Common Shares with respect to which such Award expired, terminated, was cancelled, was forfeited or was settled in cash, shall not count toward the maximum number of Common Shares that may be issued under the Plan as set forth in this Section 4 and shall continue to be available for future Awards granted under the Plan. However, if an Option or SAR is cancelled, or a PSU is settled for cash, (i) the Common Shares covered by the cancelled Option or SAR shall be counted against the maximum number of shares specified above for Options and SARs that may be granted to a single Grantee, and (ii) the cash-settled PSU shall be counted against the maximum number of shares specified above for PSUs and Performance Stock, in each case, that may be granted to a single Grantee. In addition, the following Common Shares shall not again become available for issuance under the Plan: (i) any and all awarded Common Shares that are withheld by the Company to satisfy any tax withholding obligation, or any previously-acquired Common Shares tendered in payment of taxes relating to any Award; (ii) Common Shares that would have been issued upon exercise of an Option but for the fact that the exercise was pursuant to a "net-exercise" arrangement, (iii) Common Shares covered by a SAR that are not issued in connection with the stock settlement of the SAR upon its exercise; and (iv) Common Shares that are repurchased by the Company using Option exercise proceeds.
SECTION 5 - GRANTING OF AWARDS
The Committee may, on behalf of the Company, grant to Employees, Consultants and Non-Employee Directors such Awards as it, in its sole discretion, determines are warranted. More than one Award may be granted to an Employee, Consultant or Non-Employee Director under the Plan.
SECTION 6 - TERMS AND CONDITIONS OF OPTIONS
Subject to the provisions of Section 4, Options may be granted to Grantees at such time or times as shall be determined by the Committee. Except as otherwise provided herein, the Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Grantee, except that ISOs may only be granted to Employees who satisfy the requirements for eligibility set forth under Code §424. The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee or, if so determined by the Committee, the date on which occurs any event (including, but not limited to, the completion of an individual or corporate Performance Goal) the occurrence of which is an express condition precedent to the grant of the Option. Subject to Section 4, the Committee shall determine the number of Options, if any, to be granted to the Grantee. Each Option grant shall be evidenced by an Award Agreement that shall specify the type of Option granted and such other terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. Options may be granted in tandem with SARs (as described in more detail in Section 7); provided, however, that grants of ISOs shall not be granted in tandem with any other Awards.
(a)Number of Shares. The Award Agreement shall state the number of Common Shares to which the Option pertains.
(b)Exercise Price. The Award Agreement shall state the exercise price which shall be determined and fixed by the Committee in its discretion, but the exercise price shall not be less than the higher of 100 percent (110 percent in the case of an ISO granted to a more-than-ten-percent shareholder, as provided in subsection (i) below) of the Fair Market Value of the Common Shares subject to the Option on the date the Option is granted or the par value thereof. Except as a result of any Adjustment Event as defined in Section 12, without shareholder

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approval the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or SAR nor to grant any new Options or SARs, or other Awards, including cash, in substitution for or upon the cancellation of Options or SARs previously granted which shall have the effect of reducing the exercise price of any outstanding Option or SAR.
(c)Term. The term of each Option shall be determined by the Committee, in its discretion; provided, however, that the term of each Option shall be not more than ten years from the date of grant (with respect to an ISO, five years in the case of a more-than-ten-percent shareholder (as provided in subsection (g) below) from the date of grant of the ISO). Each Option shall be subject to earlier termination as provided in subsections (f) below.
(d)Exercise. Unless the Committee shall determine otherwise at the time of grant, one-third (1/3) of each Option granted pursuant to the Plan shall become exercisable on each of the first three (3) anniversaries of the date such Option is granted; provided that: (i) no Option shall become exercisable earlier than one (1) year after the date of grant (other than as may be permitted in Section 6(h)), and (ii) the Committee may establish performance-based criteria for exercisability of any Option.
Any exercisable Option may be exercised at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part and from time to time, by giving notice of exercise to the Company at its principal office, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate exercise price for such shares (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph (4) below, payment may be made as soon as practicable after the exercise). Only full shares shall be issued, and any fractional share which might otherwise be issuable upon exercise of an Option shall be forfeited.
The Committee, in its sole discretion, shall determine from the alternatives set forth in paragraphs (1) through (5) the methods by which the exercise price may be paid. To the extent an Award Agreement does not include one or more alternative, the Committee hereby specifically reserves the right to exercise its discretion to allow the Grantee to pay the exercise price using such alternative:
(1)in cash or, if permitted by the Committee, its equivalent;
(2)in Common Shares previously acquired by the Grantee;
(3)in Common Shares newly acquired by the Grantee upon exercise of such Option (which shall constitute a disqualifying disposition in the case of an ISO);
(4)by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount necessary to pay the exercise price of the Option; or
(5)in any combination of paragraphs (1), (2), (3) and (4) above.
In the event the exercise price is paid, in whole or in part, with Common Shares, the portion of the exercise price so paid shall be equal to the aggregate Fair Market Value (determined as of the date of exercise of the Option) of the Common Shares used to pay the exercise price.
(e)ISO Annual Limit. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Common Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Company or a Related Corporation) shall not exceed $100,000. If an Option intended as an ISO is granted to an Employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder.
For purposes of determining whether an ISO would cause the limitation to be exceeded, ISOs shall be taken into account in the order granted.
(f)Termination of Service. Unless otherwise determined by the Committee at the time of grant and sets forth in the Award Agreement:

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(1)For Cause. If a Grantee’s Termination of Service occurs prior to the expiration date fixed for his or her Options for Cause, any Options granted to such Grantee that are then not yet exercised shall be forfeited at the time of such termination and shall not be exercisable thereafter and the Committee may require that such Grantee disgorge any profit, gain or other benefit received in respect of the exercise of any such Award for a period of up to twelve (12) months prior to the Grantee’s Termination of Service for Cause.
(2)Approved Retirement. If a Grantee’s Termination of Service occurs prior to the expiration date fixed for his or her Option by reason of Approved Retirement, such Option may be exercised by the Grantee at any time prior to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) one year after the date of such Termination of Service. Such Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Committee, and shall terminate with respect to the remaining shares.
(3)Termination of Service for a Reason Other Than For Cause, Approved Retirement, Death or Disability. If a Grantee’s Termination of Service occurs prior to the expiration date fixed for his or her Option for any reason other than for Cause, Approved Retirement, death or disability, such Option may be exercised by the Grantee at any time prior to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) three months after the date of such Termination of Service. Such Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Committee, and shall terminate with respect to the remaining shares.
(4)Disability. If a Grantee becomes disabled (within the meaning of Code §22(e)(3)) prior to the expiration date fixed for his or her Option, and the Grantee’s Termination of Service occurs as a consequence of such disability, such Option may be exercised by the Grantee at any time prior to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) one year after the date of such Termination of Service. Such Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Committee, and shall terminate with respect to the remaining shares. In the event of the Grantee’s legal disability, such Option may be exercised by the Grantee’s legal representative.
(5)Death. Unless otherwise determined by the Committee at the time of grant and set forth in the Award Agreement, if a Grantee’s Termination of Service occurs as a result of death, prior to the expiration date fixed for his or her Option, or if the Grantee dies following his or her Termination of Service but prior to the expiration of the period determined under subsections (2), (3) or (4) above (including any extension of such period provided in the Award Agreement), such Option may be exercised by the Grantee’s estate, personal representative, or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Grantee. Such post-death exercise may occur at any time prior to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) one year after the date of the Grantee’s death. Such Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee, and shall terminate with respect to the remaining shares.
(g)More-Than-Ten-Percent Shareholder. If, after applying the attribution rules of Code §424(d), the Grantee owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of a Related Corporation immediately before an ISO is granted to him or her, the exercise price for the ISO shall be not less than 110 percent of the Fair Market Value of the optioned Common Shares on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this subsection shall not apply to NQSOs.
(h)Exception to Minimum One (1) Year Vesting. A combined number of Options and SARs up to a maximum of five percent (5%) of the Common Shares available for Awards under the Plan may be granted without regard to the minimum one (1) year minimum exercisability provision in Sections 6(d)(i) and 7(b)(i).

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SECTION 7 - SARS
(a)Nature of SARs. An SAR entitles the Grantee to receive, with respect to each Common Share as to which the SAR is exercised, the excess of the share’s Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. Such excess shall be paid in cash, Common Shares, or a combination thereof, as determined by the Committee. SARs may be granted to any Employee, Consultant or Non-Employee Director, all Employees, Consultants or Non-Employee Directors or any class of Employees, Consultants or Non-Employee Directors at such time or times as shall be determined by the Committee. SARs may be granted in tandem with an Option or on a freestanding basis, not related to any other Award. A grant of a SAR shall be evidenced in writing, whether as part of the agreement governing the terms of the Option, if any, to which such SARs relate or pursuant to a separate Award Agreement with respect to freestanding SARs, in each case containing such provisions not inconsistent with the Plan as the Committee shall approve.
(b)Exercise of SARs. Unless the Committee shall determine otherwise at the time of grant, one-third (1/3) of each SAR granted pursuant to the Plan shall become exercisable on each of the first three (3) anniversaries of the date such SAR is granted; provided that: (i) no SAR shall become exercisable earlier than one (1) year after the date of grant (other than as may be permitted by Section 7(d)), and (ii) the Committee may establish performance-based criteria for exercisability of any SAR. Any exercise of an SAR must be in writing, signed by the proper person, and delivered or mailed to the Company, accompanied by any other documents required by the Committee.
(c)Other Terms. Unless the Committee shall otherwise determine, the terms and conditions (including, without limitation, the exercise period of the SAR, the vesting schedule applicable thereto and the impact of any termination of service on the Grantee’s rights with respect to the SAR) applicable with respect to (i) SARs granted in tandem with an Option shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions applicable to the tandem Options and (ii) freestanding SARs shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions that would have been applicable under Section 6 were the grant of the SARs a grant of an Option. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares and may be exercised only with respect to the shares of Stock for which the related Award is then exercisable.
(d)Exception to Minimum One (1) Year Vesting. A combined number of Options and SARs up to a maximum of five percent (5%) of the Shares available for Awards may be granted without regard to the minimum one (1) year minimum exercisability provision in Sections 6(d)(i) and 7(b)(i).
SECTION 8 - RESTRICTED STOCK
(a)General Requirements. The Committee, in its sole discretion, may make Awards to grantees of Restricted Stock. Any Award made hereunder of Restricted Stock shall be subject to the terms and conditions of the Plan and to any other terms and conditions not inconsistent with the Plan (including, but not limited to, requiring the Grantee to pay the Company an amount equal to the par value per share or such other amount for each share of Restricted Stock awarded) as shall be prescribed by the Committee in its sole discretion, either at the time of grant or thereafter. At the time Restricted Stock is granted, the Committee shall determine whether or not the Restricted Stock is Performance Stock.
(b)Shareholder Rights. Each Grantee who receives Restricted Stock shall have all of the rights of a shareholder with respect to such shares, subject to the restrictions set forth in subsection (c), including the right to vote the shares and receive dividends and other distributions. Any Common Shares or other securities of the Company received by a Grantee with respect to a share of Restricted Stock, as a stock dividend, or in connection with a stock split or combination, share exchange or other recapitalization, shall have the same status and be subject to the same restrictions as such Restricted Stock Any cash dividends with respect to a Grantee’s Restricted Stock shall be paid to the Grantee at the same time as such dividends are paid to other shareholders. Unless the Committee determines otherwise, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan and the Grantee has satisfied any tax withholding obligations applicable to such shares.
(c)Restrictions. Except as otherwise specifically provided in the Plan, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, during the Restricted Period, except

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as hereinafter provided. Notwithstanding the foregoing, the Committee may permit (on such terms and conditions as it shall establish) shares of Restricted Stock to be transferred during the Restricted Periods pursuant to Section 17(d), provided that any shares of Restricted Stock so transferred shall remain subject to the provisions of this Section 8.
(d)Lapse of Restrictions.
(1)In General. Unless the Committee shall otherwise determine at the date an Award of Restricted Stock is made to the Grantee by the Committee, the Restricted Period shall commence upon the date of grant by the Committee and shall lapse with respect to the shares of Restricted Stock on the third (3rd) anniversary of the date of grant, unless sooner terminated as otherwise provided herein. Upon the lapse of all restrictions in accordance with this subsection (d) or Section 13, Common Shares shall cease to be Restricted Stock for purposes of the Plan.
(2)Termination of Service. Unless the Committee shall otherwise determine at the date of grant and sets forth in the Award Agreement:
(A)Due to Death or Disability. In the event a Grantee experiences a Termination of Service by reason of death or disability, the Restricted Period will lapse as to the entire portion of the shares of Restricted Stock transferred or issued to such Grantee under the Plan.
(B)Due to Cause. In the event a Grantee experiences a Termination of Service for Cause, any Restricted Stock granted to such Grantee shall be forfeited at the time of such termination, and the Committee may require that such Grantee disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of Restricted Stock for a period of up to twelve (12) months prior to the Grantee’s Termination of Service for Cause.
(C)Due to Any Other Reason. In the event a Grantee experiences a Termination of Service for any other reason during the applicable vesting period, any Restricted Stock granted to such Grantee that is subject to a Restricted Period as of the date of Termination of Service shall be forfeited at the time of such termination.
(3)Performance Stock. With respect to Performance Stock, the Restricted Period shall lapse at the end of the applicable Performance Period to the extent the applicable Performance Goals established by the Committee for such Performance Stock have been achieved, as determined by the Committee. For any Covered Employees and to the extent the Committee intends to comply with the requirements for performance-based Awards described generally under Code section 162(m), the Committee must certify, prior to vesting of any Performance Stock, that any applicable Performance Goals and/or other requirements have been satisfied, and that such amounts are consistent with the limits provided under Section 4(c). In no event shall the Committee have discretion to increase the extent to which the restrictions applicable to Performance Stock shall lapse beyond the extent to which the Performance Goals have been satisfied. Except as provided in Section 13 or in a Grantee’s employment agreement, and unless the Committee shall otherwise determine at the date of grant and sets forth in the Award Agreement, if the Grantee’s Termination of Service occurs for any reason prior to the end of the Performance Period, the Grantee shall forfeit all Performance Stock granted with respect to such Performance Period.
(e)Notice of Tax Election. Any Grantee making an election under section 83(b) of the Code for the immediate recognition of income attributable to the award of Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the United States Internal Revenue Service.

SECTION 9 - RSUs
(a)Nature of RSUs. An RSU entitles the Grantee to receive, with respect to each RSU that vests in accordance with subsection (c) or Section 13, one Common Share, cash equal to the Fair Market Value of a Common Share on the date of vesting, or a combination thereof as determined by the Committee and set forth in the Award Agreement. Any fractional RSU shall be payable in cash.

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(b)Grant of RSUs. The Committee, in its sole discretion, may make Awards to Grantee of RSUs. Any Award made hereunder of Restricted Units shall be subject to the terms and conditions of the Plan and to any other terms and conditions not inconsistent with the Plan as shall be prescribed by the Committee in its sole discretion, either at the time of grant or thereafter. At the time of grant, the Committee shall determine the number of RSUs subject to the Award and whether or not the RSU is a PSU. The Company shall establish a bookkeeping account in the Grantee’s name which reflects the number and type of RSUs standing to the credit of the Grantee; no shares of Common Stock shall be issued at the time an Award of RSUs is made, and the Company shall not be required to set aside a fund for the payment of such Award. A Grantee shall not have any right, in respect of Restricted Units awarded pursuant to the Plan, to vote on any matter submitted to the Company’s stockholders until such time as Common Shares attributable to such Restricted Units have been issued to the Grantee.
(c)Vesting.
(1)In General. Unless the Committee shall otherwise determine at the date an Award of RSUs is made to the Grantee by the Committee, the Restricted Period shall commence upon the date of grant by the Committee and shall lapse with respect to the shares of RSUs on the third (3rd) anniversary of the date of grant, unless sooner terminated as otherwise provided herein.
(2)Termination of Service. Unless the Committee shall otherwise determine at the date of grant and sets forth in the Award Agreement:
(A)Due to Death or Disability. In the event a Grantee experiences a Termination of Service by reason of death or disability, the Restricted Period will lapse as to the entire portion of the shares of RSUs granted to such Grantee under the Plan.
(B)Due to Cause. In the event a Grantee experiences a Termination of Service for Cause, any RSUs granted to such Grantee shall be forfeited at the time of such termination, and the Committee may require that such Grantee disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of RSUs for a period of up to twelve (12) months prior to the Grantee’s Termination of Service for Cause.
(C)Due to Any Other Reason. In the event a Grantee experiences a Termination of Service for any other reason during the applicable vesting period, any RSUs granted to such Grantee that are subject to a Restricted Period as of the date of Termination of Service shall be forfeited at the time of such termination.
(3)PSUs. With respect to PSUs, the Restricted Period shall lapse at the end of the applicable Performance Period to the extent the applicable Performance Goals established by the Committee for such PSUs have been achieved, as determined by the Committee. For any Covered Employees and to the extent the Committee intends to comply with the requirements for performance-based Awards described generally under Code section 162(m), the Committee must certify, prior to vesting of any PSUs, that any applicable Performance Goals and/or other requirements have been satisfied, and that such amounts are consistent with the limits provided under Section 4. In no event shall the Committee have discretion to increase the extent to which the restrictions applicable to PSUs shall become payable beyond the extent to which the Performance Goals have been satisfied. Except as provided in Section 13 or in a Grantee’s employment agreement that is approved by the Committee, and unless the Committee shall otherwise determine at the date of grant and sets forth in the Award Agreement, if the Grantee’s Termination of Service occurs for any reason prior to the end of the Performance Period, the Grantee shall forfeit all PSUs granted with respect to such Performance Period.
(d)Payment. Upon the vesting of an RSU in accordance with subsection (c) or Section 13, payment, in Common Shares or cash (as applicable), shall be made on the vesting date, unless a different date is specified in the Award Agreement.
(e)Dividend Equivalents. The Committee, in its sole discretion, may make Awards to Grantees of Dividend Equivalents in connection with the grant of RSUs and PSUs. Unless the Committee shall otherwise determine, the terms and conditions (including, without limitation, the payment date and vesting schedule applicable thereto and the impact of any termination of service on the Grantee’s rights with respect to such Dividend

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Equivalent) shall be substantially identical (to the extent possible taking into account the differences related to the character of the Dividend Equivalent) to the terms and conditions applicable to the associated RSU or PSU.
SECTION 10 - OTHER AWARDS
(a)Bonus Shares. The Committee may grant Bonus Shares under this Plan, including but not limited to awards under the Company's Annual Incentive Compensation Program. Such Bonus Shares shall be fully vested on the date made.
(b)Dividend Equivalents. The Committee, in its sole discretion, may make Awards to Grantees of Dividend Equivalents as a separate Award and not in connection with any other Award, except as otherwise specifically provided herein. Unless the Committee shall otherwise determine at the date an Award of Dividend Equivalents is made to the Grantee by the Committee, such Dividend Equivalents shall accumulate until the third anniversary of the date of grant, shall vest and be paid upon such third anniversary provided the Grantee has not incurred a Termination of Service prior to such date and shall thereafter prior to the earlier of the expiration date of such Award or the Grantee’s Termination of Service be paid to the Grantee at the same time as the corresponding cash dividends are paid to shareholders.
SECTION 11 - AWARD AGREEMENTS
Awards granted under the Plan shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, and containing such provisions, as the Committee shall deem advisable that are not inconsistent with the provisions of the Plan.
SECTION 12 - ADJUSTMENT IN CASE OF CHANGES IN COMMON SHARES
The following shall be adjusted, as deemed appropriate by the Committee, to reflect any stock dividend, stock split, reverse stock split, split-up, spin-off, distribution, recapitalization, reorganization, merger, consolidation, dissolution, liquidation, exchange of shares, warrants or rights offering to purchase Common Shares at a price substantially below Fair Market Value, share combination or reclassification, extraordinary cash dividend or similar change in the capitalization of the Company (an “Adjustment Event”):
(a)    The maximum number and type of shares under the limits set forth in Section 4; and
(b)    The number and type of shares issuable upon exercise or vesting of outstanding Options, SARs, PSUs and RSUs under the Plan (as well as the option price per share under outstanding Options and the Fair Market Value of a share on the date an outstanding SAR was granted).
In the event any such change in capitalization cannot be reflected in a straight mathematical adjustment of the number of shares issuable upon the exercise or vesting of outstanding Options, SARs and RSUs (and a straight mathematical adjustment of the exercise price or Fair Market Value on the date of grant of a SAR), the Committee shall make such adjustments as are appropriate to reflect most nearly such straight mathematical adjustment. Such adjustments shall be made only as necessary to maintain the proportionate interest of Grantees, and preserve, without exceeding, the value of Awards.
To the extent deemed equitable and appropriate by the Committee and subject to any required action by shareholders of the Company, in any Adjustment Event that is a merger, consolidation, reorganization, liquidation, dissolution or similar transaction, any Award granted under the Plan shall be deemed to pertain to the securities and other property, including cash, to which a holder of the number of Common Shares covered by the Award would have been entitled to receive in connection with such Adjustment Event. Any shares of stock (whether Common Shares, shares of stock into which shares of Common Shares are converted or for which shares of Common Shares are exchanged or shares of stock distributed with respect to Common Shares) or cash or other property received with respect to any Award granted under the Plan as a result of any Adjustment Event or any distribution of property shall, except as otherwise provided by the Committee, be subject to the same terms and conditions (and to the same extent) as were applicable to such Awards prior to the Adjustment Event.

Enstar Group Limited	A-13	2016 Proxy Statement

SECTION 13 - CHANGE IN CONTROL
(a)Full Vesting. Unless determined otherwise by the Committee and subject to the provisions of Subsection 13(d) (relating to Section 409A) and Section 14 (relating to Options, SARs, Restricted Stock, and RSUs assumed or converted by an acquirer), in the event of a Change in Control, each Option and SAR then outstanding shall be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and/or SAR, and the Restricted Period shall lapse as to each share of Restricted Stock and each RSU then outstanding. In connection with such a Change in Control, the Committee may, in its sole discretion, provide that each Option, SAR, Restricted Stock and/or RSU shall, upon the occurrence of such Change in Control, be cancelled in exchange for a payment per share/unit (the “Settlement Payment”) in an amount based on the Change in Control Price. Such Settlement Payment shall be in the form of cash or other property as determined by the Committee. Notwithstanding anything in the Section to the contrary, nothing herein shall increase the extent to which an Award is vested or exercisable if the Grantee’s Termination of Service occurs prior to the Change in Control.
(b)Performance-Based Awards. Unless determined otherwise by the Committee and subject to the provisions of Section 14, in the event of a Change in Control, (a) any outstanding Performance Stock and PSUs relating to Performance Periods ending prior to the Change in Control which have been earned but not paid shall become immediately payable, and (b) all then-in-progress Performance Periods for Performance Stock and PSUs that are outstanding shall end, and all Grantees shall be deemed to have earned an award equal to a pro-rata portion of the Grantee’s target award opportunity for the Performance Period in question based on the portion of the Performance Period which has been completed as of the date of the Change in Control. The Company may, in its sole discretion and on such terms and conditions as it deems appropriate, pay all such Awards either (i) in Common Shares and/or (ii) as a Settlement Payment in cash or other property on the 30th day following such Change in Control, based on the Change in Control Price.
(c)Definitions.
(1)For purposes of this Plan, a “Change in Control” with respect to the Company shall mean the first to occur of any of the following events:
(A)the acquisition by any person, entity or “group” required to file a Schedule 13D or Schedule 14D-1 under the Exchange Act (excluding, for this purpose, the Company, its subsidiaries, any employee benefit plan of the Company or its subsidiaries which acquires ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of either the then outstanding ordinary shares or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors;
(B)the election or appointment to the Board, or resignation of or removal from the Board, of directors with the result that the individuals who as of the date hereof constituted the Board (the “Incumbent Board”) no longer constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose appointment, election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Incumbent Board (other than an appointment, election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or
(C)consummation, following approval by the shareholders of the Company, of: (i) a reorganization, merger or consolidation by reason of which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities entitled to vote generally in the election of directors, or (ii) a liquidation or dissolution of the Company or the sale, transfer, lease or other disposition of all or substantially all of the assets of the Company (whether such assets are held directly or indirectly).
(2)For purposes of this Plan, “Change in Control Price” means the highest price per Common Share paid in conjunction with any transaction resulting in a Change in Control (as determined in good faith

Enstar Group Limited	A-14	2016 Proxy Statement

by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Common Shares on any of the 30 trading days immediately preceding the date on which a Change in Control occurs; provided that, with respect to any portion of any Option or SAR, the Change in Control Price shall not exceed the Fair Market Value of the Common Shares on the date that a Change in Control occurs.
(d)Distribution of Amounts Subject to Section 409A. Notwithstanding anything in the Plan to the contrary, if any amount that is subject to Section 409A of the Code is to be paid or distributed solely on account of a Change in Control (as opposed to being paid or distributed on account of Termination of Service or within a reasonable time following the lapse of any substantial risk of forfeiture with respect to the corresponding Award), solely for purposes of determining whether such distribution or payment shall be made in connection with a Change in Control, the term Change in Control shall be deemed to be defined in the same manner as a "change in control event" is defined in Section 409A of the Code and the regulations thereunder. If any such distribution or payment cannot be made because an event that constitutes a Change in Control under the Plan is not a change of control event as defined under Section 409A, then such distribution or payment shall be distributed or paid at the next event, occurrence or date specified under the Plan or Award Agreement at which such distribution or payment could be made in compliance with the requirements of Section 409A of the Code.
SECTION 14 - ALTERNATIVE AWARDS
Notwithstanding Section 13, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Option, SAR, Restricted Stock, RSU, Performance Stock and/or PSU if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted award hereinafter called an “Alternative Award”), by a Grantee’s employer (or the parent or an affiliate of such employer) immediately following the Change in Control; provided that any such Alternative Award must:
(a)be based on stock that is traded on an established securities market;
(b)provide such Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedules;
(c)have substantially equivalent value to such Award (determined at the time of the Change in Control); and
(d)have terms and conditions which provide that in the event that the Grantee’s employment is involuntarily terminated for any reason other than for Cause, all of such Grantee’s Awards shall be deemed immediately and fully exercisable and/or all restrictions shall lapse, and shall be settled for a payment per each share of stock subject to the Alternative Award in cash, in immediately transferable, publicly traded securities, or in a combination thereof, in an amount equal to (i) the fair market value of such stock on the date of the Grantee’s termination (with respect to any Restricted Stock, and/or RSUs), (ii) the excess of the fair market value of such stock on the date of the Grantee’s termination over the corresponding exercise or base price per share, if any (with respect to any Option and/or SARs), or (iii) the Grantee’s target award opportunity for the Performance Period in question (with respect to any performance-based Awards).
SECTION 15 - AMENDMENT OF THE PLAN AND OUTSTANDING AWARDS
The Board, pursuant to resolution, may at any time and from time to time amend, modify or suspend the Plan, in whole or in part, without notice to or consent of any Employee, Consultant or Non-Employee Director, provided, however, that the following amendments shall require the approval of shareholders:
(1)a change in the class or classes of employees eligible to participate in the Plan with respect to ISOs;
(2)except as permitted under Section 12, an increase in the maximum aggregate number of Common Shares with respect to which ISOs may be granted under the Plan;

Enstar Group Limited	A-15	2016 Proxy Statement

(3)modification of the material terms of a “performance goal,” within the meaning of Treas. Reg. § 1.162-27(e)(4)(vi) or any successor thereto (to the extent compliance with section 162(m) of the Code is desired); and
(4)any amendment for which shareholder approval is required under the rules of the exchange or market on which the Common Shares are listed or traded.
Subject to the provisions of the Plan, the Committee may amend an outstanding Award in any respect whatsoever and at any time, in whole or in part, without notice to or consent of any Grantee.
No amendment, modification or termination of the Plan or any Award shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Grantee , provided, however, that (i) any change pursuant to, and in accordance with the requirements of, Section 14; (ii) any acceleration of payments of amounts accrued under the Plan by action of the Committee or by operation of the Plan’s terms; or (iii) any decision by the Committee to limit participation (or other features of the Plan) prospectively under the Plan shall not be deemed to violate this provision.
SECTION 16 - TERMINATION OF PLAN; CESSATION OF ISO GRANTS
The Board, pursuant to resolution, may terminate the Plan at any time and for any reason. No Awards shall be granted hereunder after the 10th anniversary of the date the Plan becomes effective. Nothing contained in this Section, however, shall terminate or affect the continued existence of rights created under Awards granted hereunder which are outstanding on the date the Plan is terminated and which by their terms extend beyond such date.
SECTION 17 - MISCELLANEOUS
(a)Effective Date. This Plan shall become effective on the date the shareholders of the Company approve the Plan.
(b)Rights. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Award, or any other right hereunder, unless and until the Committee shall have granted such individual an Award, and then his or her rights shall be only such as are provided in the Award Agreement and this Plan. Notwithstanding any provisions of the Plan or the Award Agreement with an Employee, the Company and any Related Corporation shall have the right, in its discretion but subject to any employment contract entered into with the Employee, to retire the Employee at any time pursuant to its retirement rules or otherwise to terminate his or her employment at any time for any reason whatsoever, or for no reason. A Grantee shall have no rights as a shareholder with respect to any shares covered by his or her Award until the issuance of a stock certificate to him or her for such shares, except as otherwise provided under Section 8(b) (regarding Restricted Stock).
(c)Indemnification of Board and Committee. Without limiting any other rights of indemnification which they may have from the Company and any Related Corporation, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Company’s by-laws or Bermuda law.
(d)Transferability; Registration. No ISO, Restricted Stock or RSU shall be assignable or transferable by the Grantee other than by will or by the laws of descent and distribution. During the lifetime of the

Enstar Group Limited	A-16	2016 Proxy Statement

Grantee, an ISO shall be exercisable only by the Grantee or, in the event of the Grantee’s legal disability, by the Grantee’s guardian or legal representative. Except as provided in a Grantee’s Award Agreement, such limits on assignment, transfer and exercise shall also apply to NQSOs and SARs. If the Grantee so requests at the time of exercise of an Option or an SAR, or at the time of grant of Restricted Stock or vesting of an RSU, the certificate(s) shall be registered in the name of the Grantee and the Grantee’s spouse jointly, with right of survivorship.
(e)Beneficiary Designation. Each Grantee may designate the person(s) or entities as the beneficiary(ies) to whom the Grantee’s Award may (subject to the provisions of the Plan) be paid in the event of the Grantee’s death prior to the payment of such Award to him or her. Each beneficiary designation shall be substantially in the form determined by the Committee and shall be effective only when filed with the Committee during the Grantee’s lifetime. Any beneficiary designation may be changed by a Grantee without the consent of any previously designated beneficiary or any other person or entity, unless otherwise required by law, by the filing of a new beneficiary designation with the Committee. The filing of a new beneficiary designation shall cancel all beneficiary designations previously filed. If any Grantee fails to designate a beneficiary in the manner provided above, or if the beneficiary designated by a Grantee predeceases the Grantee, the Committee may direct such Grantee’s Award to be paid to the Grantee’s surviving spouse or, if the Grantee has no surviving spouse, then to the Grantee’s estate.
(f)Listing and Registration of Shares. Each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the Common Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase of Common Shares thereunder, or that action by the Company, its shareholders, or the Grantee should be taken in order to obtain an exemption from any such requirement or to continue any such listing, registration, or qualification, no such Award may be exercised, in whole or in part, and no Restricted Stock, RSU or Bonus Shares may be awarded, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Grantee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that such person is an eligible purchaser under applicable securities laws, and that the shares purchased or granted pursuant to the Award shall be for investment purposes and not with a view to distribution; certificates representing such shares may be legended accordingly.
(g)Withholding and Use of Shares to Satisfy Tax Obligations. The Company and any Related Corporation shall have the right and power to deduct from all payments or distributions hereunder, or require a Grantee to remit to the Company promptly upon notification of the amount due, an amount (which may include Common Shares) to satisfy any federal, state, local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to any Award. The Company may defer payments of cash or issuance or delivery of Common Shares until such withholding requirements are satisfied. The Committee may, in its discretion, permit a Grantee to elect, subject to such conditions as the Committee shall impose, (a) to have Common Shares otherwise issuable under the Plan withheld by the Company or (b) to deliver to the Company previously acquired Common Shares (through actual tender or attestation), in either case for the greatest number of whole shares having a Fair Market Value on the date immediately preceding the date of exercise not in excess of the amount required to satisfy the withholding tax obligations.
(h)Acquisitions. Notwithstanding any other provision of this Plan, Awards may be granted hereunder in substitution for awards held by employees, consultants or directors of other entities who are about to, or have, become Employees, Consultants or Non-Employee Directors as a result of a merger, consolidation, acquisition of assets or similar transaction by the Company or Related Corporation. The terms of the substitute Awards so granted may vary from the terms set forth in this Plan to such extent the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted; provided, however, that no substitute Award shall be granted which will subject the Award to section 409A of the Code (if it previously was not subject to such Code section).
(i)Application of Funds. Any cash received in payment for shares pursuant to an Award shall be added to the general funds of the Company. Any Common Shares received in payment for shares shall become treasury stock.
(j)No Obligation to Exercise Award. The granting of an Award shall impose no obligation upon a Grantee to exercise such Award.

Enstar Group Limited	A-17	2016 Proxy Statement

(k)Governing Law. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of Bermuda (without reference to principles of conflicts of laws) shall govern the operation of, and the rights of Grantees under, the Plan, and Awards granted thereunder.
(l)Unfunded Plan. The Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
(m)No Guarantee of Participation. Except to the extent expressly selected by the Committee to be a Grantee, no person (whether or not an Employee, Consultant, Non-Employee Director or a Grantee) shall at any time have a right to be selected for (or additional) participation in the Plan, despite having previously participated in an incentive or bonus plan of the Company or an affiliate.
(n)No Limitation on Compensation; Scope of Liabilities. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans if and to the extent permitted by applicable law. The liability of the Company or any Related Corporation under this Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of this Plan may be construed to impose any further or additional duties, obligations, or costs on the Company or any affiliate thereof or the Committee not expressly set forth in the Plan.
(o)Requirements of Law. The granting of Awards and the issuance of Common Shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(p)No Impact On Benefits. Except as may otherwise be specifically provided for under any employee benefit plan, policy or program provision to the contrary, Awards shall not be treated as compensation for purposes of calculating an Employee’s right under any such plan, policy or program.
(q)No Constraint on Corporate Action. Except as provided in Section 15, nothing contained in this Plan shall be construed to prevent the Company or any Related Corporation, from taking any corporate action (including, but not limited to, the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets) which is deemed by it to be appropriate, or in its best interest, whether or not such action would have an adverse effect on this Plan, or any Awards made under this Plan. No Employee, beneficiary, or other person, shall have any claim against the Company, or any Related Corporation, as a result of any such action.
(r)Distribution of Amounts Subject to Section 409A. Notwithstanding anything in the Plan to the contrary, if any amount that is subject to Section 409A of the Code is to be paid or distributed solely on account of a Change in Control (as opposed to being paid or distributed on account of Termination of Service or within a reasonable time following the lapse of any substantial risk of forfeiture with respect to the corresponding Award), solely for purposes of determining whether such distribution or payment shall be made in connection with a Change in Control, the term Change in Control shall be deemed to be defined in the same manner as a "change in control event" is defined in Section 409A of the Code and the regulations thereunder. If any such distribution or payment cannot be made because an event that constitutes a Change in Control under the Plan is not a change of control event as defined under Section 409A, then such distribution or payment shall be distributed or paid at the next event, occurrence or date specified under the Plan or Award Agreement at which such distribution or payment could be made in compliance with the requirements of Section 409A of the Code.

Enstar Group Limited	A-18	2016 Proxy Statement

APPENDIX B

Subsidiary Director Nominees’ Biographies
Proposal No. 5 of this Proxy Statement sets forth the names of the subsidiary director nominees and the subsidiary companies with respect to which they are nominated.
Biographies for James Carey, Paul O'Shea, and Dominic Silvester are included in the Proxy Statement above in “Corporate Governance - Board of Directors.” Biographies for Orla Gregory, Nicholas Packer, and Mark Smith are included in the Proxy Statement above in “Executive Officers.” Biographies for all other subsidiary director nominees are set forth below, in alphabetical order.
Angela Alecock is a Finance Director of Syndicate 1301. She has over 14 years of finance experience in the insurance market gained through her positions with RSA Insurance Group, Equity Insurance Group and Hiscox Ltd.
David Allen is a Non-Executive Director of Laguna Life Limited and is currently a member of the Board of Directors for Altus Alpha plc. Formerly, he served as Managing Director of Donnybrook Capital Partners Limited, a position held from 2005 to 2008. Prior to that, from 1995 to 2004, he was a Managing Director of Bankgesellschaft Berlin (Ireland) PLC, a company within the Unicredit Banking Group.
Des Allen has over 40 years of experience in the insurance industry and joined the Company in 2003 as Associate Director. In October 2014, he was appointed Director responsible for all third-party coverholder and TPA reviews administered by the Company. Prior to that, he worked for Minet Reinsurance Brokers, as an Executive Director of Reinsurance Claims. He previously worked in consulting and for a leading Lloyd’s syndicate.
David Atkins was appointed the Chief Executive Officer of Enstar (EU) Limited in January 2016 and continues to serve as Group Head of Claims. From October 2010 to December 2015, he served as Chief Operating Officer of Enstar (EU) Limited; From April 2007 to October 2010 as Head of Claims and Commutations; and from 2003 to 2007 as Manager of Commutations. Prior to 2003, he served as Manager of Commutation Valuations for Equitas Management Services Limited in London from 2001 to 2003, and as an Analyst in the Reserving and Commutations Department from 1997 to 2001.
Darran Baird is a Principal of Stone Point Capital LLC, a global private equity firm based in Greenwich, Connecticut. Mr. Baird began working with Stone Point in 2004, initially as the Deputy Head of Strategic Development for Marsh & McLennan Companies, Inc. (MMC) and then directly as a Principal of Stone Point. Prior to joining MMC, Mr. Baird was Managing Director at Securitas Capital, a private equity fund sponsored by Swiss Reinsurance Company (Swiss Re), from 1996 to 2004. At Securitas Capital, he was responsible for numerous private equity investments through the Securitas Capital Fund, as well as, leading the acquisitions of several reinsurance and financial services companies for Swiss Re. Prior to joining Swiss Re, he was an Associate at Smith Barney in the Insurance Investment Banking Group, where he specialized in the insurance industry and worked on a variety of merger and acquisition advisory and capital-raising assignments.
Nigel Barton has nearly 40 years of experience in the insurance industry. He was formerly the CEO of Faraday Underwriting Ltd before founding Oxygen Holdings PLC, an insurance intermediary, in 2004 and holding the CEO position. He joined StarStone as a Non-Executive Director in 2013.
Kathleen Barker was appointed as the StarStone Group Chief Financial Officer in May 2015.  She joined StarStone as US CFO in April 2014 following the acquisition of StarStone (f/n/a Torus) by Enstar Group. She joined Enstar London in March 2009 as a Client Director of Unionamerica and transferred to New York in August 2012, where she held the position of Chief Operating Officer of Clarendon. Ms. Barker worked previously at The Hartford Financial Services Group.  Kath has more than 15 years of experience in the insurance and reinsurance industries. She qualified as a chartered accountant with PriceWaterhouseCoopers in the UK and is a Fellow of the Institute of Chartered Accountants in England and Wales.
Guy Bowker has served as Group Chief Accounting Officer since September 2015. From 2010 to 2015 he was Senior Vice President - Controller of Platinum Underwriters Holdings, Ltd., from 2007 to 2010 he was Director of Finance for American International Group in Bermuda. He is an alumni of Deloitte’s insurance practice. He is a member of Chartered Professional Accountants Bermuda and Chartered Accountants Australia and New Zealand. He is also a Chartered Insurer and Fellow of the Chartered Insurance Institute in the United Kingdom.
Bruce Bollom has served as Non-Executive Independent Director of Enstar Australia Limited since 2008. He serves on a number of Insurance Industry Boards, including Insurance Brokers and a Premium Funding Company in Australia as a Non-Executive Director. Prior to this he was CEO of Willis Insurance Brokers in Australia and New Zealand from 2000 - 2005 and has over 30 years’ experience in Insurance.

Enstar Group Limited	B-1	2016 Proxy Statement

Paul Brockman is both the President and Chief Operating Officer of Enstar (US) Inc. From October 2012 to November 2014, he served as Senior Vice President, Head of Commutations for Enstar (US) Inc. Before joining Enstar (US) Inc., he worked as Head of Reinsurance for Resolute Management Services UK Ltd. in its London office from April 2007 to October 2012 and, from April 2001 to April 2007, he worked as Manager of Reinsurance Cash Collection and Debt Litigation within the reinsurance asset division of Equitas Management Services Ltd in London.
Norman Brown has served as Chief Executive Officer of StarStone US since August 2015. Before joining StarStone, he was CFO of Wright Insurance Group, an underwriting management company based in Uniondale, NY. He started his career in investment banking and private equity focused on the insurance industry and held management positions at several insurance services firms thereafter.
John Cassin is a Non-Executive Director of Harper Holding SARL and Laguna Life Holdings SARL, and has been an independent consultant and director of various Luxembourg companies since retiring from a career in international banking in 2003. He was previously the Managing Director of the Prudential Bache International Bank, which he established in Luxembourg in 1984. He started his career in banking at the Marine Midland Bank in New York and held various senior management positions at the bank’s offices in New York, London and Paris.
Patrick Cogavin has served Enstar since November 2001 and has over 30 years of industry experience. He is currently a Director of four of Enstar’s UK-regulated insurance entities. From November 2012 to September 2014, he was Client Manager for six UK regulated insurance entities and prior to that was the Financial Controller for a number of our insurance subsidiaries. Before joining Enstar, he worked for Norwich Union and was the Financial and Systems Controller for the Travel and Leisure business unit between 1999 and 2001.
Lothar Crofton has served as a Portfolio Manager for Enstar since April 2012. Prior to this, he was a Senior Vice President at Endurance Specialty Holdings Ltd., specializing in the areas of asset allocation and risk management. From 2002 until 2006, he served as a Vice President in the Investment Team at XL Capital. From 1997 to 2002, he served as Manager of the Investment Department of the Bermuda Monetary Authority. For the last nine years, he has been a committee member of the Bermuda Public Funds Investment Committee.
Philip Cooper has served as a Managing Director of Cranmore (UK) Adjusters Limited and has been a Director of the company since 1999. He served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1996 to 1999 and from 1990 to 1992, as well as serving as Director of Training during the former period for Peter Blem Management Services Limited. From 1992 to 1996, he served as head of the Technical Support Group for Syndicate Underwriting Management, and prior to 1990, he served as Assistant Reinsurance Manager.
Elizabeth DaSilva has served with the Company since 1996 and is currently Vice President, Group Corporate Management of Enstar Limited. From 1993 until 1996, she worked as a reinsurance accountant for Powerscourt Group Ltd.
Cheryl D. Davis has served as the Chief Financial Officer of Enstar USA, Inc. since January 2007. She was Chief Financial Officer and Secretary of The Enstar Group, Inc. from April 1991 through the Merger in January 2007 and was Vice President of Corporate Taxes of The Enstar Group, Inc. from 1989. She had been employed with The Enstar Group, Inc. since April 1988. Prior to joining The Enstar Group, Inc., she was a Senior Manager with KPMG Peat Marwick.
Frederic de Haan is a joint Managing Director of Vander Haeghen & Co. SA having joined the company in 2004 as Sales Manager before taking his current role in 2011. He started his career as Sales Manager in a Real Estate Company, then joined Paratel, a local Dutch media and communication company, as a Sales Executive.
John A. Dore is the President of Sheridan Ridge Advisers, LLC, an insurance and reinsurance advisory practice where Mr. Dore does arbitrations, mediations and expert witness work in the insurance and reinsurance marketplace. He was previously president and CEO of several NASDAQ listed insurance and reinsurance holding companies.
Andrew Elliott has served as an Underwriter and Director of Shelbourne Syndicate since October 2007. He was Active Underwriter of Liberty Syndicate 282 between 1994 and 2006 and Managing Underwriter of Liberty Syndicates between 2005 and 2006. He has previously held underwriting roles at Wellington, KPH and Marchant & Eliot Group. During his tenure as a Lloyd’s Underwriter, he was a member of various Lloyd’s Committees including the governing board of Lloyd’s Market Association (LMA), Lloyd’s Authorizations Committee and the Joint Excess of Loss Committee. He is a Chartered Insurer.
David Ellis joined Cranmore (UK) Limited as a Reinsurance Consultant in 2000 and has served as Director since 2007. He served as a Reinsurance Consultant for Compre Administrators Limited from 1999 to 2000 and for Ward & Associates Limited from 1993 to 1999.

Enstar Group Limited	B-2	2016 Proxy Statement

Richard Etridge is the CEO of StarStone Insurance Europe AG. He joined Glacier Insurance AG in 2004, and was appointed CEO in 2008. He joined StarStone following its acquisition of Glacier (now StarStone Insurance Europe AG in July 2010. Primarily based in Zurich, Switzerland, Mr. Etridge leads StarStone’ Aerospace product lines, with previous experience at Converium, Faraday syndicate, GE Frankona, JFS (now Aon) and JLTRe.
Tim Fillingham is the Chief Executive Officer of StarStone Insurance PLC and StarStone Insurance Services Limited. He joined StarStone when it was first incorporated in 2008, having previously been a director at Aon (UK) Ltd. In addition to his CEO responsibilities for two of the group’s U.K.-regulated firms, he has responsibility for all business development, and marketing activities in the UK and Continental Europe.
Marc Gilis has served as Chief Executive Officer of Alpha Insurance SA since November 2015. Between 2018 and 2015, he has been in charge of the accounting and finance department of AG Insurance (previously Fortis Insurance) and Allianz Global Corporate and Specialty Belgium and Netherland. Previously, he has worked for 15 years for American Re-Insurance Company in Brussels in charge of Finance for EMEA. This included 3 years of run off between 2002 and 2005.
Ewen Gilmour is a Non-Executive Chairman of Starstone Underwriting Ltd.  He joined Shelbourne Syndicate Services Ltd as a non-executive director in October 2009 and was appointed Chief Executive Officer in 2011. In anticipation of the novation of the management of Shebourne Syndicate 2008 to Starstone, he became non-executive Chairman of Starstone in March 2015 and relinquished his Shelbourne executive duties when novation was completed in July 2015. He is also non-executive Chairman of Antares Managing Agency Ltd and Hampden Agencies Ltd. He served on the Council of Lloyd’s and was Deputy Chairman of Lloyd’s from 2006 to 2010. He is a Chartered Accountant and was Chief Executive of Chaucer Holdings plc until his retirement in December 2009. Formerly a corporate financier with Charterhouse Bank, he moved to the Lloyd’s market in 1993 to help facilitate the introduction of corporate capital.
Richard Grainger joined the Enstar group as part of its acquisition of StarStone in 2014. He is Director of StarStone Insurance Services Limited, and serves as the head of compliance for StarStone’s non-US operations. Before joining StarStone in 2008, he was a senior manager in the regulatory practice of Ernst & Young, having been with EY since 1995, firstly in Bermuda and subsequently in London. He is a Fellow of the Institute of Chartered Accountants in England and Wales.
Adam Grange has served with the Company since 2007 and is currently a Director of Cranmore (UK) Limited. From April 2007 to September 2014, he held the position of Associate Director also at Cranmore. From April 2000 to March 2007, he worked as Audit Manager at Global Resource Managers, a business unit of the CNA Insurance Group. From 1997 to 2000, he worked at Bridgeway Management Ltd, from 1994 to 1997 at Lloyd’s Claims Office and from 1993 to 1994 at Roy T. Ward Consultants Ltd. He has a BSc (Hons) and is an Associate of the Chartered Insurance Institute.
Lee Greenway began his career at Lloyd’s in 1986 with Syndicate 47.  He joined Atrium in 1998 to lead the Syndicate 570 Direct Property and Casualty Underwriting team and pioneered the AUGold online trading platform from inception in 2004.  In 2006  Lee was seconded to Vancouver, Canada and now serves as President of Atrium’s North American service companies, Atrium Risk Management Services (Washington) Ltd and Atrium Risk Management Services (British Columbia) Ltd.
Gary Griffiths was appointed Independent Non-Executive Director of Marlon Insurance Company Limited in January 2015. His previous roll was Independent Non-Executive Director of Shelbourne Syndicate Services Limited. From December 1994 to August 2012, he worked for Whittington Capital Management (now Asta Managing Agency Ltd) holding various roles including Managing Director, Chief Operating Officer and Claims Director. He is Deputy Chairman of the Lloyd’s Market Association (LMA) Academy Committee which seeks to raise the profile of education in the Lloyd's market.
David Grisley serves as Non-Executive Director of Enstar (EU) Limited. He served as Chief Information Officer of Enstar from 1996. And from 1993 until 1996, he served as IT Manager for Powerscourt Group Limited in Bermuda. Prior to 1993, he was the IT Manager for Anchor Underwriting Managers in Bermuda from 1988 and a senior IT consultant for the Bermuda office of Coopers & Lybrand from 1984 to 1987.
David Hackett has served as Financial Director of Enstar (EU) Limited since 1996. He also served as Vice President of Enstar Limited from 1993 to 1996. From 1991 until 1993, he served as Vice President for Anchor Underwriting Managers Limited in Bermuda. He was Senior Vice President for International Risk Management Limited in Bermuda from 1979 to 1991.
Anna Hajek is an External Director for SeaBright Insurance Company and the Clarendon National Insurance Company. She is a co-founder and the President and CEO of Clarity Group, Inc. which was formed in 2002. Prior to the Clarity Group, Ms. Hajek was the President of the Healthcare Risk Services Group and EVP of MMI Companies,

Enstar Group Limited	B-3	2016 Proxy Statement

Inc., an international insurance and reinsurance company. Prior to joining MMI, Ms. Hajek worked in hospital and academic settings. She is a certified Medical Technologist and holds a Master’s Degree in Health Professions Education from the University of Illinois College of Medicine at Chicago and a Certificate in E-Business from Lewis University, Graduate School of Management.
Nicholas Hall was appointed as a Director of Enstar Australia Limited effective February 2009. In addition to his role as a Director, he has served as Direct Claims and Ceded Reinsurance Manager of Enstar Australia Limited since his appointment in March 2008. He served as Senior Auditor of Cranmore Adjusters Limited from March 2003 to March 2008 in London and Sydney. From March 1997 until March 2003, he served in various roles for Gordian Run-off Limited and Cobalt Solutions Services Ltd. in London and Sydney.
Michael H.P. Handler is a Non-Executive Director of Harper Insurance Limited and Chairman of its Board of Directors. He is also a non-executive director of StarStone Insurance Europe AG and Chairman of its Board of Directors.  In addition he is non-executive Chairman of the Guy Carpenter EMEA Advisory Council.  He began his career with Guy Carpenter in 1974, working in New York and briefly in Copenhagen until his transfer to Zurich in 1996.
Peter Hargrave joined the Atrium Group as Head of Human Resources in 2006. He is currently HR Director and a Director of Atrium’s overseas companies. Prior to joining Atrium Underwriting Group he ran an HR consulting practice and before that held various senior HR positions in the Financial Services sector.
Richard Harries was appointed as a Chief Executive Officer of Atrium Group in July 2014. He joined the Atrium Syndicate in 1997 to underwrite the energy account, in 2008 he was promoted to be the Syndicate Active underwriter. Prior to joining Atrium Underwriters Limited, Richard was a broker at Willis, becoming an Executive Director of the Oil and Gas Department. Richard was appointed a Director of Atrium Underwriting Group Limited and Atrium Underwriters Limited in January 2008.
Kieran J. Hayes has served as an Executive Director and Chief Executive Officer of Laguna Life Limited in Ireland following Enstar’s acquisition from Citigroup in March 2011. Prior to that, from June 2004 to March 2011, Mr. Hayes held a number of senior management roles with Citigroup, including Managing Director & VP Operations of Citigroup’s life insurance business. From January 1998 to December 2002, he worked at Old Republic Insurance in Chicago, Illinois as Senior Vice President of Operations, and prior to that in a managerial capacity at Great West Life Insurance Company, also in Chicago.
Shaun Holden has served as a Director of Enstar (EU) Limited since August 2012. He has served as Financial Controller of Enstar (EU) Limited since 2004. From 1995 until 2004, he served as an Audit Manager for Menzies Chartered Accountants.
Min Huang is a Chief Financial Officer and Treasurer of StarStone National Insurance Company and StarStone Specialty Insurance Company. Ms. Huang is a Certified Public Accountant with a license to practice in state of New York. She obtained her public accounting experience with Big 6 accounting firm, Arthur Anderson LLP, as part of their Financial Market Practice group which includes insurance/reinsurance.  She was Senior Controller of QBE Americas and Praetorian Financial Group from 2006 to 2009 prior to joining StarStone US later that year.   Ms. Huang was Vice President of Finance of The Robert Plan Corporation, a property and casualty insurance company in New York, for over eight years.  She has 20 years’ experience in financial services of which 17 years has been in the insurance/reinsurance industries.  She was educated in the US with a BS in Electrical Engineering and an MBA with a concentration in Accounting.
Andreas Iselin joined the Board of Harper Insurance Limited in November 2009. Since 2008, he has worked as an independent management consultant providing services to the insurance industry. From 1998 to 2007, he was the Chief Reinsurance Executive of the Helvetia Insurance Group in St. Gallen, Switzerland. Before that, he held senior positions with both Winterthur Insurance Group and Swiss Re Group.
Rutger Janssens is the Chief Operations Officer of Alpha Insurance and joint Enstar November 2015. He has over 20 years of experience in the insurance industry, both in management functions and as a consultant, during which he took up different operations related roles.
Mark Kern has served as the Head of US Internal Operations for Enstar and StarStone since November 2015. Since joining Enstar in 2003 he has served as Client Director of Managed Clients in the US as well as acting Managing Director of StarStone India from May 2015 until March 2016.
William Latza has served as an Independent Director of Pavonia Life Insurance Company of New York and its predecessors since 1987.  He was a partner in the law firm Stroock & Stroock & Lavan LLP for 25 years, retiring as head of the insurance department, and became Of Counsel to that firm in 2015.  He is a member of the New York State bar and is admitted to practice in state and federal courts in New York and in the United States Supreme Court

Enstar Group Limited	B-4	2016 Proxy Statement

James Lee is the Chief Operating Officer for Atrium Underwriting Group Limited and Agency Managing Director of Atrium Underwriters Limited, having been with Atrium since April 2002. He was previously the Compliance Director of Atrium Underwriters Limited and has served on various Lloyd’s Managing Agents (LMA) Committees including the Regulatory Committee (Chairman for two years) and the LMA Solvency ll Committee, leading the governance work-stream.
Max Lewis has served as an Independent Non-Executive Director of River Thames Insurance Company since 2003 shortly after it was acquired from Marsh Group and is also a director of Brampton Insurance Company.  Max has worked in the insurance industry for 35 years in general management and regulatory positions and held a number of director positions at Sedgwick Group plc.  He was until recently a non- executive director of Motors Insurance Company a company which he helped to found and serves on the audit committee of his local Council.
Michael Lynagh joined the Board of Enstar (EU) Limited in March 2012 as an Independent Non-Executive Director. Since 1998, he has held various senior positions in investment companies based in the United Kingdom. During this time, he has also gained extensive media experience including being employed by BSKYB as a rugby commentator since 1998. He played international rugby for Australia from 1983 to 1995, holding the position of captain from 1992 to 1995, and was part of the Australia Rugby World Cup winning team in 1991.
Philip Martin is UK/EU Head of Risk for the Enstar Non-Life Run-Off operations and serves as a Director of Shelbourne Syndicate Services Limited, and Shelbourne Group Limited since 2008. He served as an Executive Director of Goldman Sachs International from 2007 to 2008 in London. From 1996 until 2007, he worked for Guy Carpenter & Co. Ltd. in London having served as Managing Director from 2001 to 2007. He is a member of the Chartered Institute of Accountants in England & Wales.
Donat Marxer is a Non-Executive Director of StarStone Insurance (Europe) AG. Donat was appointed Non-Executive Director and member of the board of Glacier Insurance AG in October 2006. With the StarStone 2010 acquisition of Glacier (now StarStone Insurance (Europe) AG), he became non-executive director and a member of the board. He is a Liechtenstein citizen and holds several other local non-executive directorships while running his own consultancy business. He also acts as Honorary Consul for Slovenia in Liechtenstein.
Barry McConville has over 25 year of experience in the financial services industry. Initially with Wang & Oracle and laterally with Linedata (formerly Global Investment Systems), a leading provider of systems and consultancy services to the global asset management & investment funds industry, where he was Managing Director. He holds the Professional Designation of Certified Investment Fund Director from The Institute of Banking and is a non-executive director of a number of investment funds and companies domiciled in Ireland and other offshore jurisdictions. Barry is an Irish resident.
Ruth McDiarmid has served with the Company since 2004 and is currently a Client Manager within the Company’s U.K. Finance team. Previously, she served on the finance team as a Financial Controller. From September 2001 to August 2004, she was on a Graduate Trainee Scheme at Allianz Cornhill Insurance. She is an associate of the Chartered Institute of Management Accountants.
Philip McDonald is a Non-Executive Director on the Board of Point Bay Insurance Limited. Following a career in the insurance industry in both Australia and the Isle of Man since 1970, he retired from Marsh Management Services (Isle of Man) Limited as Senior Insurance Officer and Assistant Vice President in 2009. In addition to Board of Point Bay Insurance Limited he sits on a number of other captive insurance/reinsurance boards as a non-executive Director.  He is a Senior Associate of the Australian and New Zealand Institute of Insurance and Finance and a Member of the Risk Management Institution of Australia.
Goh Mei Xuan Michelle has served as a Relationship Manager of Rikvin Pte Ltd. since August 2010. She currently holds directorship positons in several companies in Singapore. She worked previously for Drew & Napier LLC as a Secretary.
Brendan Merriman joined Atrium in July 2014 as the Group CFO having served as Interim CFO since December 2012. Previously Mr. Merriman served as CFO of the European operations of HCC Insurance Holdings (International) Ltd 2000-2012.
David Message has served with StarStone since 2009 and is currently the Chief Underwriting Officer of StarStone’s International business and Active Underwriter of Syndicate 1301. He has over 25 years of experience in the specialty insurance market, beginning his career in the late 1980s at Willis. He later moved into the offshore energy field with Hiscox. Prior to StarStone, he was Global Head of Offshore Energy and Regional Head of Marine at XL Group, which he joined in 2000.

Enstar Group Limited	B-5	2016 Proxy Statement

Ian Millar has served with the Company since 2004 and is currently Client Director in the U.S. From 2004 to 2013, he held Client Manager and Client Director positions for various companies within our UK Group. From 2002 to 2004, he worked within the insurance division of Deloitte & Touche’s Bermuda office. He is a member of the Chartered Professional Accountants Canada.
Jeffrey D. Miller is both President and Chief Executive Officer of Paladin Managed Care Services, Inc., originally joining the company as Chief Operating Officer in 2009. He has over 30 years of experience with market leading managed care companies servicing insurance carriers of all size and complexity.  Jeffrey was an adjunct professor at California State University at Fullerton, where he taught senior-level courses in strategic and entrepreneurial management.  He has a BA in business, an MBA and is certified as a Six Sigma Black Belt.
Jeanne Mitchell has served with the Company since 2013 and is currently both the Vice President and Director of Financial Reporting of Enstar subsidiary Pavonia Holding (US), Inc. and its affiliates. From September 2005 to March 2013, she held the same position with HSBC (before our acquisition of Pavonia). From July 2003 to August 2005, she held the position of Manager Financial Reporting with HSBC, which acquired Household International in 2003. From June 1994 to June 2003, she held the position of Supervisor-Financial Reporting with Household International, which acquired Beneficial Management in 1998. Since 1980, she worked in various financial capacities for Beneficial Management including Accounting, Financial Planning and Financial Reporting.
Jennifer Miu has served with the Company since 2011 and is currently the SVP, Client Director of Clarendon and SeaBright.  Following Enstar’s acquisition of Clarendon, she served as accounting controller until 2014 before being made VP, Client Manager of Clarendon and became an SVP, Client Director in 2015.  In 2015, she also became Client Director of SeaBright after Clarendon assumed the SeaBright business through a net retained liabilities agreement.  From 2008 to 2011 she was Accounting Controller for Clarendon’s property and casualty insurance books and from 2006 to 2008 she was an Accounting Manager. Ms. Miu joined Clarendon’s workers compensation accounting team in 2003 after obtaining her undergraduate degree from the Leonard N. Stern School of Business at New York University.
Sue Newman is the Chief Finance Officer, StarStone Insurance Europe AG. Sue joined StarStone in 2009, assuming the role of CFO StarStone Insurance (Europe) AG shortly after the acquisition of this company in 2010. Sue has over 30 years’ experience in insurance financial operations, having previously worked at XL Group PLC in Bermuda for over 10 years, including as a member of its Executive Management Group.
Alastair Nicoll has served as a Non-Executive Director of Laguna Life Limited since 2012. He is currently the Managing Director of Aon’s Global Risk Consulting business in Ireland, having joined Aon nearly 30 years ago in Bermuda. A Scottish Chartered Accountant and member of the Institute of Directors, he serves on several insurance and reinsurance Boards currently in Ireland.
Thomas Nichols has served as the Chief Financial Officer of Enstar Holdings (US) Inc. and its subsidiaries since July 2012, as well as, Chief Financial Officer of Pavonia Holdings and its subsidiaries from March 2016. He had previously been Client Director for a number of run-off clients of Enstar (EU) Limited. Before joining Enstar (EU) Limited in 2003, he served as a manager in the insurance division of PricewaterhouseCoopers from 1999 to 2003. He is a member of the Institute of Chartered Accountants for England and Wales.
Steven Norrington is based in the U.S. and is the Chief Executive Officer of the Cranmore Group of Companies and the President of Cranmore (US) Inc. Prior to this promotion, he was the Managing Director of Cranmore Adjusters Limited from 1999 to December 2009. From 1993 to 1999, he served as a Reinsurance Consultant and Director of Peter Blem Adjusters Limited. From 1991 to 1993, he served as a Reinsurance Auditor for Insurance & Reinsurance Services Ltd., formerly the audit team of Walton Insurance Ltd. for whom he served from 1990. Prior to 1990, he worked for the Liquidator of Mentor Insurance Ltd. from 1988 to 1990 and for Alexander Howden Group in various roles from 1983 to 1988.
Daniel R. O’Brien has served as a Director of Pavonia Life Insurance Co. of NY, and its predecessor First Central National Life Insurance Co. of NY, since 1987. From July 1998 through March 2002 he served as Managing Director and CEO of Household Insurance Group and its affiliated companies. Prior to that he was CEO of Beneficial Insurance Group and its insurance affiliates. He began his insurance career with The Prudential Insurance Company in 1973.
Kevin O’Connor has served as a Director of Inter-Ocean Reinsurance (Ireland) Ltd. since April 2006. He has been a Senior Partner in O’Connor, Crossan & Co., a chartered certified accountancy practice in Ireland, since 2005. He worked previously as a sole practitioner from 1995 to 2004. In 1994, he worked as Assistant Financial Controller at Belvedere Insurance Company Ltd. in Bermuda
Francis Ortiz has served as an Attorney with the law firm of Dickinson Wright, PLLC. Since 1980, following graduation from Harvard Law School, his practice has always included insurance litigation. He came a partner in 1986 and is now a Member and the Practice Department Manager for the firm’s insurance practice.

Enstar Group Limited	B-6	2016 Proxy Statement

Patrick O’Sullivan O’Sullivan holds a Bachelor of Common Law degree from the National University of Ireland, is a qualified Solicitor and has over 35 years’ experience in global asset management. He is the Founding Partner of Ballybunion Capital Ltd and previously worked within senior management at the Bank of Ireland Asset Management, Barclays Capital & ING Barings
Sandra O’Sullivan is the Chief Executive Officer of Enstar Australia Limited. She has also served as the Chief Financial Officer since March 2008. Between 2001 and March 2008, she was employed by AMP Limited in the capacity of Manager of Statutory and Management Reporting, Finance Executive and Finance Manager. Prior to her employment with AMP Limited, she was employed by GIO Australia Ltd. in several finance roles in insurance and investment services.
Derek Patience is an Independent Non-Executive Director who has served on the Board of Point Bay Insurance Limited since prior to the acquisition by Enstar.
Richard Phinn has served with the Company since 2012 and is currently a Finance Director for Syndicate 2008. With 14 years of industry experience, he previously held the position of Vice President for Beecher Carlson from 2009 to 2011 and before that he was Vice President for Swiss Reinsurance Company from 2006 to 2009. He trained as a Chartered Accountant with Allotts Accountants and is a fellow of the Institute of Chartered Accountants in England and Wales and a Chartered Financial Analyst.
Marie-Claire Pletinckx is a Non-Executive Director of Alpha Insurance, a company of the Enstar Group operating on the Belgian market. Her career covers 35 years of in depth experience in general management in insurance, as well as, bank insurance in the area of Life, Non-Life, Pension business. In the Fortis Group, she operated as Executive Vice President of Employee Benefits Europe, Executive Director Bank Insurance; AG Insurance and previously during 10 years Executive Director Life and CEO of FB Insurance biggest life operator on the Belgian market.
Gary Potts is a Non-Executive Director of several of the Company’s Australian subsidiaries and was appointed as a part-time Commissioner (Australia) for three years in April 2006. Prior to his appointment, he had been an Associate Commissioner since 2002. Prior to 2002, he was an Executive Director and Deputy Secretary in the Australian Department of the Treasury for ten years, with responsibility for domestic economic forecasting, monetary and fiscal policy issues and policy development as it related to the financial sector, corporations law, the Trade Practices Act and foreign investment. In earlier years he held senior positions in the areas of tax policy and international economic policy. He was the Treasury’s representative in Tokyo from 1984 to 1987.
Ian Poynton is an Independent Non-Executive Director of Starstone Insurance PLC, a position he has held since January 2015.  Mr Poynton joined Freshfields in 1996.  He was appointed to Partner in 1998; a position he held until his retirement in 2014.  Mr Poynton currently holds several Directorships and is trustee of the Mahenye Charitable Trust.
Walker Rainey is a Non-Executive Director of StarStone Insurance Holdings Limited. Mr. Rainey has over 30 years of experience in the insurance industry, including eight years as Managing Director of Alterra Capital Europe Ltd, and eleven years as CFO of XL Europe Limited.
Teresa Reali has served Enstar (US) Inc. since March 2006. Since 2015, she has served as a Senior Vice President, Client Director. From April 2013 to November 2015, she held the position of Vice President, Client Management.  From August 2012 to March 2013, she held the position of Assistant Vice President, Client Manager and from March 2006 to July 2012 she held the position of Senior Accountant. From July 2005 to March 2006, she was a Senior Accountant with FirstComp Insurance Company in Rhode Island. From 1995 to 2005, she worked for Providence Washington Insurance Company in Rhode Island.
Robert Redpath is currently the Senior Vice President of Enstar (US) Inc. Prior to joining Enstar in 2011, he served as the General Counsel of Clarendon National Insurance Company and subsidiaries from April 2006. From January 2002 until April 2006, he was Vice President in charge of litigation at Clarendon. From 1996 until 2002, he worked for Hannover Re in Hannover, Germany in the legal and claims departments. Prior to that, he worked for four years at the London law firm of Lawrence Graham specializing in insurance litigation. He has an LLB from University College, London, an LLM from the University of Mainz, Germany and a Diploma in Business Studies from the London School of Economics. He is licensed as an attorney both in England (solicitor - non-practicing) and in the State of New York.
Derek Reid has served as a Legal Director of Enstar (EU) Limited since January 2004. Previously, he was a partner in the insurance/reinsurance group at Clyde & Co in England handling a mixture of contentious and non-contentious insurance/reinsurance run-off work. He qualified as a solicitor in 1991 and joined Clyde & Co in 1994.
Jeremy Riley is an Independent Non-Executive Director of Knapton Insurance Limited and Unionamerica Insurance Company Limited, having been appointed in May 2010. He has worked in the insurance sector for over 30

Enstar Group Limited	B-7	2016 Proxy Statement

years and has held a number of executive and non-executive roles in the UK and global Insurance markets including CEO, CFO and COO. Currently, Jeremy is Managing Director of FTIs insurance practice, a leading independent global consulting firm.
David Rocke is currently both Director and Executive Vice President of Enstar Limited. From 2002 to 2006, he served as a director of Enstar (EU) Limited and of the Company’s U.K. insurance subsidiaries and has been a senior officer with the Company since 1996. Immediately prior to joining the Company in 1996, he held the position of Insolvency Manager at Deloitte & Touche in Bermuda, having previously been a senior auditor with that firm.
Anthony Sciarra joined Enstar Group in February 2016 as a Group Tax Director, Global Head of Tax. From 2011 to 2016, he held several roles at American International Group; the most recent of which was Senior Tax Director and Head of Corporate Tax Reporting and Analysis.  Prior to joining AIG, he worked as an attorney in the tax department of Baker & McKenzie LLP in New York.
Duncan Scott has served as the Vice President of Run-Off and Insolvency Operations of the Company since 2001. He served as Chief Financial Officer of Torus Insurance (Bermuda) Limited from April 2014 to December 2015. From 1995 until 2000, he served as Controller & General Manager of Stockholm Re (Bermuda) Ltd. From 1993 to 1994, he served as AVP Reinsurance of Stockholm Re (Bermuda) Ltd. He was a senior auditor in the Bermuda office of Ernst & Young from 1990 to 1992 and in the Newcastle, U.K. office of KPMG from 1986 to 1989.
Richard Seelinger has served as the Senior Vice President and US Head of Claims since 2013 and as Senior Vice President of SeaBright Insurance Company since October 2003. Mr. Seelinger previously served as Chief Executive Officer of Paladin Managed Care Services, a wholly owned subsidiary of SeaBright Insurance Holdings, from 2007 to 2010. He had previously been Senior Vice President of Eagle Insurance Company from 2000 to 2003 and Worker’s Compensation Claim Officer of Kemper Insurance Company from 1994 to 1999. Prior to 1999, he held a variety of management positions at Kemper Insurance Company, including Director of Corporate Planning and Research.
Dominic Sharp is the UK Chief Actuary and has served as Director of  Shelbourne Syndicate Services Limited since August 2011 2013 having joined the Enstar group in 2011 and is currently its UK Chief Actuary. From July 2007 to July 2011, he worked as Chief Actuary of Centrally Managed Businesses UK within Zurich Financial Services. From 1996 to 2007, he worked within the Actuarial & Insurance Management Solutions department of PricewaterhouseCoopers. He is a fellow of the Institute & Faculty of Actuaries in the UK.
Michael Sheehan joined Clarendon Insurance Group in September 2002 as Vice President of program business. Since 2006, he has been a Senior Vice President of program business at Clarendon. From 2000 to 2002, he worked for Realm National Insurance Company as a Senior Vice President. From 1994 to 2000, he worked as Claims Manager for an underwriting agency in Bermuda, and from 1988 to 1994, he worked for various syndicates at Lloyd’s in the claims and reinsurance areas.
John Shettle is an Operating Partner of Stone Point Capital. He also serves as the interim CEO and President of the U.S. operations of StarStone Insurance Holdings Limited and is a director of Atrium Underwriting Group Limited. Mr. Shettle has more than thirty years of experience in the global insurance industry. Prior to joining Stone Point, he was the President and CEO of the Victor O. Schinnerer Company, where he was responsible for running Victor O. Schinnerer & Company, Inc. and ENCON Group Inc. Mr. Shettle holds a B.A. from Washington and Lee University and an Executive M.B.A from The Sellinger School of Business and Management at Loyola College in Maryland.
Jason Shortt has served with the Company since April 2014 and is currently a Managing Director, Cranmore Insurance & Reinsurance Services (Europe) Ltd. Jason has in excess of 24 years insurance industry experience. From 2006 to 2014, he held the position of Reinsurance & Aviation Insurance Claims Manager at Markel International (formerly Alterra) and from 2001 to 2006, he held various claims management positions with QBE in London and Dublin. Prior to that, Jason held various claims positions in London and Dublin. He is a Chartered Insurance Practitioner and an Associate of the Chartered Insurance Institute.
Jann Skinner is a Chartered Accountant, with 30 years international experience in audit and management with PricewaterhouseCoopers specialising in insurance and reinsurance. Ms Skinner is a director of QBE Insurance Group Limited, Tasmanian Public Finance Corporation and Create Foundation Limited, a not-for-profit foundation, and has consulted to a claims run-off management company.
Ann Slade has served the Company since 2007 and is currently Enstar (EU) Head of Finance. Prior to this, she held the position of Client Manager for Unionamerica Insurance Company Limited. Before joining Enstar (EU) Ltd, she was Senior Finance Manager at Scottish Re (from 2004 to 2006) and Insurance Group Controller at GE Life (from 2000 to 2004). She trained as a Chartered Accountant with PricewaterhouseCoopers and is a fellow of the Institute of Chartered Accountants in England and Wales.

Enstar Group Limited	B-8	2016 Proxy Statement

Demian Smith is currently the Chief Executive Officer of StarStone’ International Operations. He joined StarStone as Global Head of Marine in 2010 from the Navigators Group-owned Lloyd’s Specialist Marine Syndicate 1221, where he was responsible for Marine and Energy Liabilities. In 2014, he was appointed Chief Executive Officer of StarStone’s international operations, which includes StarStone’s Lloyd’s, London market and Continental Europe operations. An Associate of the Chartered Insurance Institute, Mr. Smith holds an MBA from Edinburgh University Management School and a B. Eng. (Hons) in Naval Architecture from the University of Strathclyde, Glasgow. He began his career at Miller in 1995.
Mick Summersgill joined Enstar (EU) Limited in 2013 and has been StarStone Head of Group Operations since May 2014. He has worked in the Insurance Industry for 20 years at Zurich Financial Services, KPMG and EY.  His principal area of expertise is in managing and leading large and complex restructuring and business transformation initiatives.  He is a fellow of the Association of Chartered Certified Accountants.
C. Paul Thomas joined Enstar (EU) Limited in 2001 and is currently the Chief Financial Officer of the Enstar EU Group. From 2001 to 2012, he held the position of client director for a number of run-off clients of Enstar (EU) Limited and was appointed a director of Enstar (EU) Limited in 2006. Prior to joining Enstar, he served as Finance Director of Wasa International (UK) Insurance Company Limited from 1997 to 2001, having previously held senior financial positions within Friends Provident Group (1993 to 1997), NM Financial Management Limited (1988 to 1993) and Schroder Life Assurance Company Limited (1984 to 1988). He is a fellow of the Chartered Association of Certified Accountants.
Roger Thompson joined Enstar Limited in July 2009 as a Chief Investment Officer. From 2002 to 2008, he served as Senior Vice President, Treasurer and Chief Investment Officer of AXIS Capital Holdings Limited. He worked for various Zurich Financial Services subsidiaries in Bermuda from 1994 to 2002 where he ultimately served as President, Chief Financial and Administrative Officer of Zurich Investment Services Limited. He is a Chartered Accountant and Chartered Financial Analyst.
Patrick Tiernan is the Chief Operating Officer of StarStone Specialty Holdings Limited. Mr. Tiernan has over 17 years’ experience in the insurance industry having previously spent 10 years with Zurich Insurance Group where he most recently served as CEO of Zurich’s Centrally Managed Businesses.
Philip Toohey is a Non-Executive Director of Pavonia Life Insurance Company of New York. He has extensive regulatory and compliance expertise having served for 15 years as Senior Executive Vice President, General Counsel and Secretary of HSBC USA inc and HSBC Bank USA. He has served as Non-Executive Director of Pavonia and its predecessor since 2006.
Kim Torbeyns is the Chief Financial Officer of Alpha Insurance in Belgium since the first of July 2015. Before joining Alpha Insurance, she served as a senior manager in the insurance and real estate division of PwC from 1996 to 2015. She is a member of the Institute of Chartered Accountants in Belgium.
Cindy Traczyk has served StarStone US since 2010 and is currently the Group Head of Pricing. Previously, she held the position of SVP and Actuary, Pricing for StarStone US. From August 1995 to August 2010, she worked as an insurance professional at CNA in Chicago, IL in a variety of actuarial, and underwriting roles. Her final position with CNA was SVP and Actuary, Commercial Actuarial from 2008 to 2010. She is a fellow of the Casualty Actuarial Association.
R. Lincoln Trimble, Jr. is the Executive Vice President of StarStone. He joined StarStone in 2009 to lead its casualty group and has almost 30 years of experience in insurance.  Before joining the company, he held several senior management positions with Chubb, St. Paul and Travelers, overseeing an array of insurance and reinsurance products for both the US domestic market and internationally. Additionally, he co-founded Statehouse Casualty Managers, an MGA specializing in small commercial liability business. He holds a BA in Economics from the University of Virginia.
Darren S. Truman has served as Enstar European Head of Claims and has served as a Claims and Reinsurance Director of Shelbourne Syndicate Services since September 2009, and he has served as Senior Technical Manager of the Company for Enstar since April 2004. He also served as a Technical Manager for Gerling Global General and Re in London from July 2003 to March 2004. From September 1994 to June 2003, he held a number of positions within RiverStone Management in London, the last four years as a Workout Specialist. From September 1987 to September 1994, He held a number of positions within Thurgood Farmer and Hackett in London, the last two years as Section Head for LMX Broking.
Alan Turner was appointed a Chief Projects Officer for Enstar (EU) Limited effective January 1, 2016 and is a director of a number of the Company’s UK subsidiaries. He served as Chief Executive Officer of Enstar (EU) Limited from April 2006 to December 2016 and prior to this he was responsible for the general management of several of the Company’s UK reinsurance company subsidiaries. From 1989 to 2000, he was employed by Deloitte & Touche in the

Enstar Group Limited	B-9	2016 Proxy Statement

United Kingdom and then Bermuda, specializing in audit and insolvency work. He obtained a UK Chartered Accountant designation in 1992 and also has a BA (Hons) Business Studies degree qualification.
Kristan Van Der Meer has served the Company since April 2013 and is currently the Vice President of Operations of Enstar Subsidiary Pavonia Holdings (US), Inc. and its affiliates. Prior to the Company’s acquisition, Kristan held the position of AVP, Senior Manager Marketing Project Management at HSBC Insurance Services from March 2008 through March 2013. Prior to that, from 1995 to 2008, she worked for various business units of Beneficial Finance, Household International, and HSBC in Corporate Training, Human Resources, Quality Assurance, and Partner Relationship Management. She is a member of the National Association of Professional Women.
Eddy VanderBosch has served as a General Manager of Arena SA since 2004 having previously served as its authorized representative. He has 30 years of experience in the insurance industry and was head of underwriting at Zelia (Swiss Life) from 1998 to 2003. He obtained a Master in Law from the University of Leuven in 1984.
Bertrand VanderHaeghen is a joint Managing Director of Vander Haeghen & Co SA having joined the company in 2004 as prestige & classic cars underwriting manager in 2004 before taking his current role in 2011. He started his career as underwriting assistant with Ibis Underwriting Agency.
Roger VanderHaeghen has served as a Chairman of the Board of the underwriting agency Vander Haeghen & Co SA for 20 years. He has more than 35 years of experience in the insurance and reinsurance market and in particular is a specialist in Belgian niche products. Before setting up Vander Haeghen he worked as a reinsurance manager for Mapfre Re and a casualty underwriter for Assubel, now Allianz Belgium.
Florian von Meiss is a Non-Executive Director of Harper Insurance Limited. He opened a law firm in 1980 under the name of Thurnherr von Meiss and Partners in Zurich. After a merger of his old firm in 2008  he is now counsel to the law firm Blum&Grob, in Zurich. He continues to practice primarily in corporate matters and concentrates on the consumer industry. He holds law degrees from both the University of Zurich and the Columbia School of Law, New York.
John Wardrop is a Non-Executive Director of StarStone Insurance PLC and StarStone Underwriting Limited. He retired as a Partner from KPMG LLP’s insolvency practice in 2013 after a career of almost 30 years with the professional services firm. His management responsibilities as a Partner included membership on the U.K. Risk Management Panel, recruitment and mentoring of professional staff, managing team’s financial performance and assessing candidates for admission to the Partnership.
Stefan Wehrenberg is a Non-Executive Director of Harper Insurance Limited and Partner of Blub & Grob Attorneys at Law since December 2008. Previously, he was a partner and senior associate with two Zurich law firms. He continues to practice primarily in administrative law and international criminal law. He holds a law degree from the University of Zurich.
Steven Western joined Enstar (EU) Limited in 2007 and is currently Client Director for a number of run-off clients of Enstar (EU) Limited. Between 1995 and 2007, he held various positions within the Company including Chief Operating Officer of Castlewood Risk Management Ltd, from 1995 to 2003, and Director of Finance and Administration of Kinsale Brokers Limited between 2004 and 2007. Prior to 1995, he was Vice President of International Risk Management (Bermuda) Limited. He is a member of the Institute of Chartered Accountants in England & Wales.
Theo Wilkes is the Chief Financial Officer of StarStone International having previously served as Head of UK Finance of Enstar (EU) Limited. From 2004 to 2010, he worked at Catalina Services UK (formerly Alea Services UK) as Group Financial Controller and from 1998 to 2004, he was employed by Littlejohn Frazer specializing in financial services audit and related work. He is an Associate of the Institute of Chartered Accountants in England and Wales and also has a BA (Hons) English and an MA in Management Systems from the University of Hull.
Serge Wibaut is a Professor of economics and finance with more than 25 years of experience, is a member of several executive committees and investment committees throughout Europe in financial institutions undergoing restructuring. He played a leading role in the definition of new strategies especially in the domain of investment, balance sheet overhaul of banks and insurances, real estate and risk management. He has extensive experience as a member of Boards of Directors in large and medium sized institutions throughout Europe, as well as, in several investment companies (mutual funds, real estate companies or private equity funds).

Enstar Group Limited	B-10	2016 Proxy Statement

ENSTAR GROUP LIMITED P.O. BOX HM 2267 WINDSOR PLACE, 3RD FLOOR 22 QUEEN STREET, HAMILTON HM JX BERMUDA
VOTE BY INTERNET - www.proxyvote.com/ESGR
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. If you plan to vote for subsidiary directors on an individual basis under Proposal No. 5, you can do so only via Internet or mail by following the instructions on this proxy card.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote for subsidiary directors on an individual basis under Proposal No. 5, you must include the proxy card in the return envelope with the director booklet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E04939-P77257	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENSTAR GROUP LIMITED
The Board of Directors recommends you vote FOR the nominees for directors:

1.	Election of Directors	For	Against	Abstain

	1a. Robert J. Campbell	☐	☐	☐

	1b. Paul J. O'Shea	☐	☐	☐

	1c. Sumit Rajpal	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals No. 2, 3 and 4.					For	Against	Abstain

2.	Advisory vote to approve executive compensation.				☐	☐	☐

3.
To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2016 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.
					☐	☐	☐

4.	Approval of the Enstar Group Limited 2016 Equity Incentive Plan.				☐	☐	☐

The Board of Directors recommends you vote FOR each of the subsidiary director nominees listed in Proposal No. 5.

5.	Election of subsidiary directors as set forth in Proposal No. 5.				☐	☐	☐

Please refer to the back of the card for special voting instructions regarding Proposal No. 5.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/ESGR.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
E04940-P77257
ENSTAR GROUP LIMITED Annual General Meeting of Shareholders June 14, 2016 This proxy is solicited by the Board of Directors
The shareholder(s) hereby appoint(s) Dominic F. Silvester and Mark Smith, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of ENSTAR GROUP LIMITED that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:00 AM, ADT on June 14, 2016 at Enstar Group Limited, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Special Voting Instructions Regarding Proposal No. 5:

You may vote FOR the election of all subsidiary director nominees, AGAINST the election of all subsidiary director nominees, or ABSTAIN from the election of all subsidiary director nominees by selecting the appropriate box next to Proposal No. 5.

Alternatively, you may vote FOR, AGAINST, or ABSTAIN from the election of each subsidiary director nominee on an individual basis either on the accompanying sheets by selecting the boxes next to each nominee's name and submitting your vote by mail, or on the Internet by following the instructions on the Internet voting page to vote on such an individual basis. If you mark any of the boxes next to Proposal No. 5 indicating a vote with respect to all subsidiary director nominees and also mark any of the boxes on the accompanying sheets indicating a vote with respect to a particular subsidiary director nominee, then your specific vote on the accompanying sheets will be counted and your vote on the other subsidiary director nominees will be governed by your vote on the reverse side.

Continued and to be signed on reverse side

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 14, 2016

5.1 AG Australia Holdings Limited

Nominees:	For	Against	Abstain
1. Nicholas Packer	☐	☐	☐
2. Mark Smith	☐	☐	☐
3. Sandra O'Sullivan	☐	☐	☐
4. Nicholas Hall	☐	☐	☐

5.2 Aligned Re Holdings Ltd.

Nominees:	For	Against	Abstain
5. Paul O'Shea	☐	☐	☐
6. David Rocke	☐	☐	☐
7. Duncan Scott	☐	☐	☐
8. Elizabeth DaSilva	☐	☐	☐
9. Nicholas Packer	☐	☐	☐

5.3 Aligned Re Ltd.

Nominees:	For	Against	Abstain
10. Paul O'Shea	☐	☐	☐
11. David Rocke	☐	☐	☐
12. Duncan Scott	☐	☐	☐
13. Elizabeth DaSilva	☐	☐	☐
14. Nicholas Packer	☐	☐	☐

5.4 Alopuc Limited

Nominees:	For	Against	Abstain
15. Derek Reid	☐	☐	☐
16. C. Paul Thomas	☐	☐	☐
17. Alan Turner	☐	☐	☐

5.5 Alpha Insurance SA

Nominees:	For	Against	Abstain
18. Serge Wibaut	☐	☐	☐
19. Marie-Claire Pletinckx	☐	☐	☐
20. Alan Turner	☐	☐	☐
21. C. Paul Thomas	☐	☐	☐
22. Kieran Hayes	☐	☐	☐
23. Rutger Janssens	☐	☐	☐
24. Kim Torbeyns	☐	☐	☐
25. Marc Gilis	☐	☐	☐

5.6 Arden Reinsurance Company Ltd.

Nominees:	For	Against	Abstain
26. Paul O'Shea	☐	☐	☐
27. Nicholas Packer	☐	☐	☐
28. Mark Smith	☐	☐	☐
29. David Rocke	☐	☐	☐
30. Duncan Scott	☐	☐	☐
31. Guy Bowker	☐	☐	☐

5.7 Arena SA

Nominees:	For	Against	Abstain
32. Timothy Fillingham	☐	☐	☐
33. Richard Etridge	☐	☐	☐
34. Marc Gilis	☐	☐	☐
35. Eddy VanderBosch	☐	☐	☐

5.8 Atrium Risk Management Services (British Columbia) Ltd.

Nominees:	For	Against	Abstain
36. Richard Harries	☐	☐	☐
37. James Lee	☐	☐	☐
38. Brendan Merriman	☐	☐	☐
39. Lee Greenway	☐	☐	☐
40. Peter Hargrave	☐	☐	☐

5.9 Atrium Risk Management Services (Washington) Limited

Nominees:	For	Against	Abstain
41. Richard Harries	☐	☐	☐
42. James Lee	☐	☐	☐
43. Brendan Merriman	☐	☐	☐
44. Lee Greenway	☐	☐	☐
45. Peter Hargrave	☐	☐	☐

5.10 B.H. Acquisition Limited

Nominees:	For	Against	Abstain
46. Paul O'Shea	☐	☐	☐
47. Mark Smith	☐	☐	☐
48. David Rocke	☐	☐	☐
49. Guy Bowker	☐	☐	☐

5.11 Bantry Holdings Ltd.

Nominees:	For	Against	Abstain
50. David Rocke	☐	☐	☐
51. Duncan Scott	☐	☐	☐
52. Guy Bowker	☐	☐	☐

5.12 Blackrock Holdings Ltd.

Nominees:	For	Against	Abstain
53. David Rocke	☐	☐	☐
54. Duncan Scott	☐	☐	☐
55. Guy Bowker	☐	☐	☐

5.13 Bosworth Run-off Limited

Nominees:	For	Against	Abstain
56. Ruth McDiarmid	☐	☐	☐
57. C. Paul Thomas	☐	☐	☐
58. Alan Turner	☐	☐	☐

5.14 Brampton Insurance Company Limited

Nominees:	For	Against	Abstain
59. Patrick Cogavin	☐	☐	☐
60. Max Lewis	☐	☐	☐
61. C. Paul Thomas	☐	☐	☐
62. Alan Turner	☐	☐	☐
63. Steven Western	☐	☐	☐

5.15 Brittany Insurance Company Ltd.

Nominees:	For	Against	Abstain
64. Paul O'Shea	☐	☐	☐
65. Mark Smith	☐	☐	☐
66. David Rocke	☐	☐	☐
67. Duncan Scott	☐	☐	☐
68. Guy Bowker	☐	☐	☐

5.16 Castlewood Limited

Nominees:	For	Against	Abstain
69. Guy Bowker	☐	☐	☐
70. Duncan Scott	☐	☐	☐
71. Elizabeth DaSilva	☐	☐	☐

5.17 Cavell Holdings Limited

Nominees:	For	Against	Abstain
72. Derek Reid	☐	☐	☐
73. C. Paul Thomas	☐	☐	☐
74. Alan Turner	☐	☐	☐

5.18 Cavello Bay Holdings Limited

Nominees:	For	Against	Abstain
75. Paul O'Shea	☐	☐	☐
76. Mark Smith	☐	☐	☐
77. David Rocke	☐	☐	☐
78. Duncan Scott	☐	☐	☐
79. Guy Bowker	☐	☐	☐

5.19 Cavello Bay Reinsurance Limited

Nominees:	For	Against	Abstain
80. Paul O'Shea	☐	☐	☐
81. Mark Smith	☐	☐	☐
82. David Rocke	☐	☐	☐
83. Duncan Scott	☐	☐	☐
84. Guy Bowker	☐	☐	☐

5.20 Chatsworth Limited

Nominees:	For	Against	Abstain
85. Guy Bowker	☐	☐	☐
86. Mark Smith	☐	☐	☐
87. David Rocke	☐	☐	☐
88. Elizabeth DaSilva	☐	☐	☐
89. Orla Gregory	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF
ENSTAR GROUP LIMITED
June 14, 2016

5.21 Clarendon National Insurance Company

Nominees:	For	Against	Abstain
90. Paul Brockman	☐	☐	☐
91. John Dore	☐	☐	☐
92. Anna Hajek	☐	☐	☐
93. Jennifer Miu	☐	☐	☐
94. Thomas Nichols	☐	☐	☐
95. Robert Redpath	☐	☐	☐
96. Michael Sheehan	☐	☐	☐
97. Richard Seelinger	☐	☐	☐
98. Cindy Traczyk	☐	☐	☐

5.22 Comox Holdings Ltd.

Nominees:			
99. Elizabeth DaSilva	☐	☐	☐
100. David Rocke	☐	☐	☐
101. Guy Bowker	☐	☐	☐
102. Duncan Scott	☐	☐	☐

5.23 Copper Coast Funds ICAV

Nominees:			
103. Orla Gregory	☐	☐	☐
104. Barry McConville	☐	☐	☐
105. Patrick O'Sullivan	☐	☐	☐
106. Kieran Hayes	☐	☐	☐
107. Roger Thompson	☐	☐	☐

5.24 Courtenay Holdings Ltd.

Nominees:			
108. Mark Smith	☐	☐	☐
109. Guy Bowker	☐	☐	☐
110. David Rocke	☐	☐	☐

5.25 Cranmore (Asia) Limited

Nominees:			
111. Duncan Scott	☐	☐	☐
112. Guy Bowker	☐	☐	☐
113. Elizabeth DaSilva	☐	☐	☐
114. David Rocke	☐	☐	☐

5.26 Cranmore (Asia) Pte Limited

Nominees:			
115. Goh Mei Xuan Michelle	☐	☐	☐
116. Sandra O'Sullivan	☐	☐	☐
117. Steve Norrington	☐	☐	☐

5.27 Cranmore (Bermuda) Limited

Nominees:			
118. Guy Bowker	☐	☐	☐
119. Duncan Scott	☐	☐	☐
120. David Rocke	☐	☐	☐
121. Elizabeth DaSilva	☐	☐	☐

5.28 Cranmore (UK) Limited

Nominees:	For	Against	Abstain
122. Des Allen	☐	☐	☐
123. Philip Cooper	☐	☐	☐
124. David Ellis	☐	☐	☐
125. Adam Grange	☐	☐	☐
126. Shaun Holden	☐	☐	☐
127. Steven Norrington	☐	☐	☐
128. C. Paul Thomas	☐	☐	☐
129. Alan Turner	☐	☐	☐

5.29 Cranmore (US) Inc.

Nominees:			
130. Paul Brockman	☐	☐	☐
131. Thomas Nichols	☐	☐	☐
132. Steve Norrington	☐	☐	☐

5.30 Cranmore Australia Pty Limited

Nominees:			
133. Steve Norrington	☐	☐	☐
134. Sandra O'Sullivan	☐	☐	☐
135. Nicholas Hall	☐	☐	☐

5.31 Cranmore Insurance and Reinsurance Management Services Europe Ltd.

Nominees:			
136. Kieran Hayes	☐	☐	☐
137. Jason Shortt	☐	☐	☐
138. David Ellis	☐	☐	☐
139. Steve Norrington	☐	☐	☐

5.32 Cumberland Holdings Ltd.

Nominees:			
140. Guy Bowker	☐	☐	☐
141. Mark Smith	☐	☐	☐
142. David Rocke	☐	☐	☐
143. Paul O'Shea	☐	☐	☐

5.33 DLCM NO. 1

Nominees:			
144. Derek Reid	☐	☐	☐
145. C. Paul Thomas	☐	☐	☐
146. Alan Turner	☐	☐	☐

5.34 DLCM NO. 2

Nominees:			
147. Derek Reid	☐	☐	☐
148. C. Paul Thomas	☐	☐	☐
149. Alan Turner	☐	☐	☐

5.35 DLCM NO. 3

Nominees:	For	Against	Abstain
150. Derek Reid	☐	☐	☐
151. C. Paul Thomas	☐	☐	☐
152. Alan Turner	☐	☐	☐

5.36 East Point Reinsurance Company of Hong Kong Limited

Nominees:			
153. Sandra O'Sullivan	☐	☐	☐
154. David Rocke	☐	☐	☐
155. Orla Gregory	☐	☐	☐

5.37 Eastshore Holdings Ltd.

Nominees:			
156. Guy Bowker	☐	☐	☐
157. Duncan Scott	☐	☐	☐
158. David Rocke	☐	☐	☐
159. Elizabeth DaSilva	☐	☐	☐

5.38 Electricity Producers Insurance Company (Bermuda) Limited

Nominees:			
160. Paul O'Shea	☐	☐	☐
161. Mark Smith	☐	☐	☐
162. David Rocke	☐	☐	☐
163. Duncan Scott	☐	☐	☐
164. Guy Bowker	☐	☐	☐

5.39 Enstar (EU) Finance Limited

Nominees:			
165. Shaun Holden	☐	☐	☐
166. C. Paul Thomas	☐	☐	☐
167. Alan Turner	☐	☐	☐
168. Derek Reid	☐	☐	☐

5.40 Enstar (EU) Holdings Limited

Nominees:			
169. David Grisley	☐	☐	☐
170. David Hackett	☐	☐	☐
171. Shaun Holden	☐	☐	☐
172. C. Paul Thomas	☐	☐	☐
173. Alan Turner	☐	☐	☐

5.41 Enstar (EU) Limited

Nominees:			
174. David Atkins	☐	☐	☐
175. David Hackett	☐	☐	☐
176. Shaun Holden	☐	☐	☐
177. Michael Lynagh	☐	☐	☐
178. Derek Reid	☐	☐	☐
179. C. Paul Thomas	☐	☐	☐
180. Alan Turner	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF
ENSTAR GROUP LIMITED
June 14, 2016

5.42 Enstar (EU) Services Asia Limited

Nominees:	For	Against	Abstain
181. Derek Reid	☐	☐	☐
182. C. Paul Thomas	☐	☐	☐
183. Alan Turner	☐	☐	☐

5.43 Enstar (US) Inc.

Nominees:	For	Against	Abstain
184. Paul Brockman	☐	☐	☐
185. Thomas Nichols	☐	☐	☐
186. Robert Redpath	☐	☐	☐

5.44 Enstar Acquisitions Limited

Nominees:	For	Against	Abstain
187. Derek Reid	☐	☐	☐
188. C. Paul Thomas	☐	☐	☐
189. Alan Turner	☐	☐	☐

5.45 Enstar Australia Holdings Pty Limited

Nominees:	For	Against	Abstain
190. Nicholas Packer	☐	☐	☐
191. Mark Smith	☐	☐	☐
192. Gary Potts	☐	☐	☐
193. Jann Skinner	☐	☐	☐
194. Bruce Bollom	☐	☐	☐

5.46 Enstar Australia Limited

Nominees:	For	Against	Abstain
195. Nicholas Packer	☐	☐	☐
196. Mark Smith	☐	☐	☐
197. Sandra O'Sullivan	☐	☐	☐
198. Nicholas Hall	☐	☐	☐

5.47 Enstar Brokers Limited

Nominees:	For	Against	Abstain
199. Guy Bowker	☐	☐	☐
200. Elizabeth DaSilva	☐	☐	☐
201. David Rocke	☐	☐	☐

5.48 Enstar Financial Services, Inc.

Nominees:	For	Against	Abstain
202. Cheryl Davis	☐	☐	☐
203. Thomas Nichols	☐	☐	☐

5.49 Enstar Financing Ltd.

Nominees:	For	Against	Abstain
204. Mark Smith	☐	☐	☐
205. Guy Bowker	☐	☐	☐
206. Duncan Scott	☐	☐	☐
207. Elizabeth DaSilva	☐	☐	☐

5.50 Enstar Group Operations, Inc.

Nominees:	For	Against	Abstain
208. Cheryl Davis	☐	☐	☐
209. Thomas Nichols	☐	☐	☐

5.51 Enstar Holdings (US) Inc.

Nominees:	For	Against	Abstain
210. Paul Brockman	☐	☐	☐
211. Norman Brown	☐	☐	☐
212. Thomas Nichols	☐	☐	☐
213. Steve Norrington	☐	☐	☐
214. Anthony Sciarra	☐	☐	☐

5.52 Enstar Insurance Management Services Ireland Limited

Nominees:	For	Against	Abstain
215. Kieran Hayes	☐	☐	☐
216. Orla Gregory	☐	☐	☐
217. Roger Thompson	☐	☐	☐

5.53 Enstar Investment Management Ltd.

Nominees:	For	Against	Abstain
218. Guy Bowker	☐	☐	☐
219. Lothar Crofton	☐	☐	☐
220. Roger Thompson	☐	☐	☐
221. Orla Gregory	☐	☐	☐

5.54 Enstar Life (US), Inc.

Nominees:	For	Against	Abstain
222. Kieran Hayes	☐	☐	☐

5.55 Enstar Limited

Nominees:	For	Against	Abstain
223. Paul O'Shea	☐	☐	☐
224. Mark Smith	☐	☐	☐
225. Elizabeth DaSilva	☐	☐	☐
226. David Rocke	☐	☐	☐
227. Orla Gregory	☐	☐	☐
228. Guy Bowker	☐	☐	☐

5.56 Enstar New York, Inc.

Nominees:	For	Against	Abstain
229. Paul Brockman	☐	☐	☐
230. Cheryl Davis	☐	☐	☐
231. Thomas Nichols	☐	☐	☐

5.57 Enstar USA, Inc.

Nominees:	For	Against	Abstain
232. Cheryl Davis	☐	☐	☐
233. Thomas Nichols	☐	☐	☐

5.58 Fitzwilliam Insurance Limited

Nominees:	For	Against	Abstain
234. Paul O'Shea	☐	☐	☐
235. Mark Smith	☐	☐	☐
236. David Rocke	☐	☐	☐
237. Nicholas Packer	☐	☐	☐
238. Guy Bowker	☐	☐	☐
239. Duncan Scott	☐	☐	☐

5.59 Flatts Limited

Nominees:	For	Against	Abstain
240. Derek Reid	☐	☐	☐
241. C. Paul Thomas	☐	☐	☐
242. Alan Turner	☐	☐	☐

5.60 Gordian Runoff Limited

Nominees:	For	Against	Abstain
243. Nicholas Packer	☐	☐	☐
244. Mark Smith	☐	☐	☐
245. Gary Potts	☐	☐	☐
246. Jann Skinner	☐	☐	☐
247. Bruce Bollom	☐	☐	☐

5.61 Goshawk Dedicated Limited

Nominees:	For	Against	Abstain
248. Derek Reid	☐	☐	☐
249. C. Paul Thomas	☐	☐	☐
250. Alan Turner	☐	☐	☐

5.62 Goshawk Holdings (Bermuda) Limited

Nominees:	For	Against	Abstain
251. Guy Bowker	☐	☐	☐
252. Duncan Scott	☐	☐	☐
253. Orla Gregory	☐	☐	☐
254. David Rocke	☐	☐	☐

5.63 Goshawk Insurance Holdings Limited

Nominees:	For	Against	Abstain
255. Derek Reid	☐	☐	☐
256. C. Paul Thomas	☐	☐	☐
257. Alan Turner	☐	☐	☐

5.64 Guillamene Holdings Limited

Nominees:	For	Against	Abstain
258. Kieran Hayes	☐	☐	☐
259. Orla Gregory	☐	☐	☐
260. Keith Haynes	☐	☐	☐

5.65 Harper Holding SARL

Nominees:	For	Against	Abstain
261. John Cassin	☐	☐	☐
262. Nicholas Packer	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF
ENSTAR GROUP LIMITED
June 14, 2016

5.66 Harper Insurance Limited

Nominees:	For	Against	Abstain
263. Michael Handler	☐	☐	☐
264. Andreas Iselin	☐	☐	☐
265. Florian Von Meiss	☐	☐	☐
266. Nick Packer	☐	☐	☐
267. Stefan Wehrenberg	☐	☐	☐
268. Mark Smith	☐	☐	☐

5.67 Hillcot Holdings Ltd.

Nominees:	For	Against	Abstain
269. Guy Bowker	☐	☐	☐
270. Elizabeth DaSilva	☐	☐	☐
271. David Rocke	☐	☐	☐
272. Duncan Scott	☐	☐	☐

5.68 Hong Kong Reinsurance Company Limited

Nominees:	For	Against	Abstain
273. Sanba O'Sullivan	☐	☐	☐
274. David Rocke	☐	☐	☐
275. Orla Gregory	☐	☐	☐

5.69 Hove Holdings Limited

Nominees:	For	Against	Abstain
276. Guy Bowker	☐	☐	☐
277. Duncan Scott	☐	☐	☐
278. Elizabeth DaSilva	☐	☐	☐
279. David Rocke	☐	☐	☐

5.70 Inter-Ocean Holdings Ltd.

Nominees:	For	Against	Abstain
280. Guy Bowker	☐	☐	☐
281. Duncan Scott	☐	☐	☐
282. Orla Gregory	☐	☐	☐

5.71 Inter-Ocean Reinsurance (Ireland) Limited

Nominees:	For	Against	Abstain
283. Orla Gregory	☐	☐	☐
284. Kevin O'Connor	☐	☐	☐

5.72 Inter-Ocean Reinsurance Company Ltd.

Nominees:	For	Against	Abstain
285. Paul O'Shea	☐	☐	☐
286. Mark Smith	☐	☐	☐
287. Orla Gregory	☐	☐	☐
288. Guy Bowker	☐	☐	☐
289. Duncan Scott	☐	☐	☐

5.73 Kenmare Holdings Ltd.

Nominees:	For	Against	Abstain
290. Guy Bowker	☐	☐	☐
291. Mark Smith	☐	☐	☐
292. David Rocke	☐	☐	☐
293. Dominic Silvester	☐	☐	☐
294. Paul O'Shea	☐	☐	☐
295. Nicholas Packer	☐	☐	☐

5.74 Kinsale Brokers Limited

Nominees:	For	Against	Abstain
296. Shaun Holden	☐	☐	☐
297. C. Paul Thomas	☐	☐	☐
298. Alan Turner	☐	☐	☐

5.75 Knapton Holdings Limited

Nominees:	For	Against	Abstain
299. Derek Reid	☐	☐	☐
300. C. Paul Thomas	☐	☐	☐
301. Alan Turner	☐	☐	☐

5.76 Knapton Insurance Limited

Nominees:	For	Against	Abstain
302 Ruth McDiarmid	☐	☐	☐
303. C. Paul Thomas	☐	☐	☐
304. Alan Turner	☐	☐	☐
305. Jeremy Riley	☐	☐	☐

5.77 Laguna Life (UK) Limited

Nominees:	For	Against	Abstain
306. Kieran Hayes	☐	☐	☐
307. C. Paul Thomas	☐	☐	☐
308. Alan Turner	☐	☐	☐

5.78 Laguna Life Holdings Limited

Nominees:	For	Against	Abstain
309. Guy Bowker	☐	☐	☐
310. Mark Smith	☐	☐	☐
311. David Rocke	☐	☐	☐
312. Paul O'Shea	☐	☐	☐

5.79 Laguna Life Holdings SARL

Nominees:	For	Against	Abstain
313. John Cassin	☐	☐	☐
314. Nicholas Packer	☐	☐	☐

5.80 Laguna Life Limited

Nominees:	For	Against	Abstain
315. Kieran Hayes	☐	☐	☐
316. Orla Gregory	☐	☐	☐
317. C. Paul Thomas	☐	☐	☐
318. David Allen	☐	☐	☐
319. Alastair Nicoll	☐	☐	☐

5.81 Marlon Insurance Company Limited

Nominees:	For	Against	Abstain
320. Patrick Cogavin	☐	☐	☐
321. Gary Griffiths	☐	☐	☐
322. C. Paul Thomas	☐	☐	☐
323. Alan Turner	☐	☐	☐
324. Steven Western	☐	☐	☐

5.82 Mercantile Indemnity Company Limited

Nominees:	For	Against	Abstain
325. C. Paul Thomas	☐	☐	☐
326. Alan Turner	☐	☐	☐
327. Steven Western	☐	☐	☐

5.83 New Castle Reinsurance Company Ltd.

Nominees:	For	Against	Abstain
328. Paul O'Shea	☐	☐	☐
329. Mark Smith	☐	☐	☐
330. David Rocke	☐	☐	☐
331. Duncan Scott	☐	☐	☐
332. Guy Bowker	☐	☐	☐

5.84 North Bay Holdings Limited

Nominees:	For	Against	Abstain
333. Paul O'Shea	☐	☐	☐
334. Nicholas Packer	☐	☐	☐
335. Mark Smith	☐	☐	☐
336. James Carey	☐	☐	☐
337. Darran Baird	☐	☐	☐

5.85 Northshore Holdings Limited

Nominees:	For	Against	Abstain
338. Mark Smith	☐	☐	☐
339. Paul O'Shea	☐	☐	☐
340. Darran Baird	☐	☐	☐
341. James Carey	☐	☐	☐
342. Nicholas Packer	☐	☐	☐

5.86 Oceania Holdings Ltd.

Nominees:	For	Against	Abstain
343. Guy Bowker	☐	☐	☐
344. Elizabeth DaSilva	☐	☐	☐
345. Duncan Scott	☐	☐	☐
346. David Rocke	☐	☐	☐

5.87 Overseas Reinsurance Corporation Limited

Nominees:	For	Against	Abstain
347. Paul O'Shea	☐	☐	☐
348. Mark Smith	☐	☐	☐
349. David Rocke	☐	☐	☐
350. Duncan Scott	☐	☐	☐
351. Guy Bowker	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF
ENSTAR GROUP LIMITED
June 14, 2016

5.88 Paget Holdings GmbH Limited

Nominees:	For	Against	Abstain
352. David Rocke	☐	☐	☐
353. Duncan Scott	☐	☐	☐
354. Elizabeth DaSilva	☐	☐	☐

5.89 Paladin Managed Care Services, Inc.

Nominees:	For	Against	Abstain
355. Paul Brockman	☐	☐	☐
356. Jeffrey D. Miller	☐	☐	☐
357. Thomas Nichols	☐	☐	☐
358. Steve Norrington	☐	☐	☐

5.90 Pavonia Life Insurance Company of New York

Nominees:	For	Against	Abstain
359. Paul Brockman	☐	☐	☐
360. Kieran Hayes	☐	☐	☐
361. William Latza	☐	☐	☐
362. Thomas Nichols	☐	☐	☐
363. Daniel O'Brien	☐	☐	☐
364. Robert Redpath	☐	☐	☐
365. Philip Toohey	☐	☐	☐

5.91 Pavonia Holdings (US), Inc.

Nominees:	For	Against	Abstain
366. Paul Brockman	☐	☐	☐
367. Kieran Hayes	☐	☐	☐
368. Thomas Nichols	☐	☐	☐
369. Robert Redpath	☐	☐	☐

5.92 Pavonia Life Insurance Company of Michigan

Nominees:	For	Against	Abstain
370. Paul Brockman	☐	☐	☐
371. Kieran Hayes	☐	☐	☐
372. Jeanne Mitchell	☐	☐	☐
373. Thomas Nichols	☐	☐	☐
374. Francis Ortiz	☐	☐	☐
375. Robert Redpath	☐	☐	☐
376. Kristan Van Der Meer	☐	☐	☐

5.93 Point Bay Insurance Limited

Nominees:	For	Against	Abstain
377. C. Paul Thomas	☐	☐	☐
378. Phillip McDonald	☐	☐	☐
379. Derek Patience	☐	☐	☐

5.94 PointSure Insurance Services, Inc.

Nominees:	For	Against	Abstain
380. Paul Brockman	☐	☐	☐
381. Thomas Nichols	☐	☐	☐
382. Steve Norrington	☐	☐	☐

5.95 Poseidon Insurance Co. Pty Ltd.

Nominees:	For	Against	Abstain
383. Nicholas Packer	☐	☐	☐
384. Mark Smith	☐	☐	☐
385. Gary Potts	☐	☐	☐
386. Jann Skinner	☐	☐	☐
387. Bruce Bollom	☐	☐	☐

5.96 Providence Washington Insurance Company

Nominees:	For	Against	Abstain
388. Paul Brockman	☐	☐	☐
389. Thomas Nichols	☐	☐	☐
390. Teresa Reali	☐	☐	☐
391. Robert Redpath	☐	☐	☐
392. Richard Seelinger	☐	☐	☐

5.97 Regis Agencies Limited

Nominees:	For	Against	Abstain
393. C. Paul Thomas	☐	☐	☐
394. Alan Turner	☐	☐	☐

5.98 Revir Limited

Nominees:	For	Against	Abstain
395. Guy Bowker	☐	☐	☐
396. Elizabeth DaSilva	☐	☐	☐
397. David Rocke	☐	☐	☐
398. Duncan Scott	☐	☐	☐

5.99 River Thames Insurance Company Limited

Nominees:	For	Against	Abstain
399. Patrick Cogavin	☐	☐	☐
400. Max Lewis	☐	☐	☐
401. C. Paul Thomas	☐	☐	☐
402. Alan Turner	☐	☐	☐
403. Steven Western	☐	☐	☐

5.100 Rombalds Limited

Nominees:	For	Against	Abstain
404. Derek Reid	☐	☐	☐
405. C. Paul Thomas	☐	☐	☐
406. Alan Turner	☐	☐	☐

5.101 Rosemont Reinsurance Ltd.

Nominees:	For	Against	Abstain
407. Paul O'Shea	☐	☐	☐
408. Mark Smith	☐	☐	☐
409. David Rocke	☐	☐	☐
410. Duncan Scott	☐	☐	☐
411. Guy Bowker	☐	☐	☐
412. Orla Gregory	☐	☐	☐

5.102 Royston Holdings Limited

Nominees:	For	Against	Abstain
413. Guy Bowker	☐	☐	☐
414. David Rocke	☐	☐	☐
415. Duncan Scott	☐	☐	☐

5.103 Royston Run-off Limited

Nominees:	For	Against	Abstain
416. Derek Reid	☐	☐	☐
417. C. Paul Thomas	☐	☐	☐
418. Alan Turner	☐	☐	☐

5.104 SeaBright Insurance Company

Nominees:	For	Against	Abstain
419. Paul Brockman	☐	☐	☐
420. John Dore	☐	☐	☐
421. Anna Hajek	☐	☐	☐
422. Jennifer Miu	☐	☐	☐
423. Thomas Nichols	☐	☐	☐
424. Robert Redpath	☐	☐	☐
425. Michael Sheehan	☐	☐	☐
426. Richard Seelinger	☐	☐	☐
427. Cindy Traczyk	☐	☐	☐

5.105 SGL No. 1 Limited

Nominees:	For	Against	Abstain
428. Richard Phinn	☐	☐	☐
429. Mark Smith	☐	☐	☐
430. C. Paul Thomas	☐	☐	☐
431. Alan Turner	☐	☐	☐

5.106 SGL No. 3 Limited

Nominees:	For	Against	Abstain
432. Richard Phinn	☐	☐	☐

5.107 Shelbourne Group Limited

Nominees:	For	Against	Abstain
433. Phillip Martin	☐	☐	☐
434. Paul O'Shea	☐	☐	☐
435. Nick Packer	☐	☐	☐

5.108 Shelbourne Syndicate Services Limited

Nominees:	For	Against	Abstain
436. Andrew Elliott	☐	☐	☐
437. Ewen Gilmour	☐	☐	☐
438. Phillip Martin	☐	☐	☐
439. Paul O'Shea	☐	☐	☐
440. Richard Phinn	☐	☐	☐
441. Dominic Sharp	☐	☐	☐
442. Darren Truman	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF
ENSTAR GROUP LIMITED
June 14, 2016

5.109 Simcoe Holdings Ltd.

Nominees:	For	Against	Abstain
443. Elizabeth DaSilva	☐	☐	☐
444. David Rocke	☐	☐	☐
445. Guy Bowker	☐	☐	☐

5.110 StarStone Corporate Capital Limited

Nominees:	For	Against	Abstain
446. Theo Wilkes	☐	☐	☐
447. Patrick Tiernan	☐	☐	☐

5.111 StarStone Corporate Capital 1 Limited

Nominees:	For	Against	Abstain
448. David Message	☐	☐	☐
449. Theo Wilkes	☐	☐	☐
450. Demian Smith	☐	☐	☐

5.112 StarStone Corporate Capital 2 Limited

Nominees:	For	Against	Abstain
451. David Message	☐	☐	☐
452. Theo Wilkes	☐	☐	☐
453. Demian Smith	☐	☐	☐

5.113 StarStone Corporate Capital 4 Limited

Nominees:	For	Against	Abstain
454. Theo Wilkes	☐	☐	☐
455. Demian Smith	☐	☐	☐

5.114 StarStone Corporate Capital 5 Limited

Nominees:	For	Against	Abstain
456. Theo Wilkes	☐	☐	☐
457. Demian Smith	☐	☐	☐

5.115 StarStone Finance Limited

Nominees:	For	Against	Abstain
458. Patrick Tiernan	☐	☐	☐
459. Theo Wilkes	☐	☐	☐
460. David Message	☐	☐	☐

5.116 StarStone Insurance Bermuda Limited

Nominees:	For	Against	Abstain
461. Nicholas Packer	☐	☐	☐
462. Paul O'Shea	☐	☐	☐
463. Mark Smith	☐	☐	☐
464. Orla Gregory	☐	☐	☐
465. Kathleen Barker	☐	☐	☐
466. Duncan Scott	☐	☐	☐

5.117 StarStone Insurance Europe AG

Nominees:	For	Against	Abstain
467. Michael Handler	☐	☐	☐
468. Donat Marxer	☐	☐	☐
469. Patrick Tiernan	☐	☐	☐
470. Theo Wilkes	☐	☐	☐

5.118 StarStone Insurance PLC

Nominees:	For	Against	Abstain
471. Timothy Fillingham	☐	☐	☐
472. Michael Handler	☐	☐	☐
473. David Message	☐	☐	☐
474. Demian Smith	☐	☐	☐
475. Patrick Tiernan	☐	☐	☐
476. Theo Wilkes	☐	☐	☐
477. Ian Poynton	☐	☐	☐
478. John Wardrop	☐	☐	☐
479. Mark Smith	☐	☐	☐

5.119 StarStone Insurance Services Limited

Nominees:	For	Against	Abstain
480. Timothy Fillingham	☐	☐	☐
481. Theo Wilkes	☐	☐	☐
482. Richard Grainger	☐	☐	☐
483. Mick Summersgill	☐	☐	☐

5.120 StarStone National Insurance Company

Nominees:	For	Against	Abstain
484. Kathleen Barker	☐	☐	☐
485. Paul Brockman	☐	☐	☐
486. Norman Brown	☐	☐	☐
487. Min Huang	☐	☐	☐
488. Thomas Nichols	☐	☐	☐
489. Robert Redpath	☐	☐	☐
490. John Shettle	☐	☐	☐
491. R. Lincoln Trimble	☐	☐	☐

5.121 StarStone Specialty Holdings Limited

Nominees:	For	Against	Abstain
492. Paul O'Shea	☐	☐	☐
493. Mark Smith	☐	☐	☐
494. Darran Baird	☐	☐	☐
495. James Carey	☐	☐	☐
496. Walker Rainey	☐	☐	☐
497. John Shettle	☐	☐	☐
498. Orla Gregory	☐	☐	☐
499. Norman Brown	☐	☐	☐
500. Kathleen Barker	☐	☐	☐
501. Demian Smith	☐	☐	☐
502. David Message	☐	☐	☐
503. Patrick Tiernan	☐	☐	☐
504. Nicholas Packer	☐	☐	☐

5.122 StarStone Specialty Insurance Company

Nominees:	For	Against	Abstain
505. Kathleen Barker	☐	☐	☐
506. Paul Brockman	☐	☐	☐
507. Norman Brown	☐	☐	☐
508. Min Huang	☐	☐	☐
509. Thomas Nichols	☐	☐	☐
510. Robert Redpath	☐	☐	☐
511. John Shettle	☐	☐	☐
512. R. Lincoln Trimble	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 14, 2016

5.123 StarStone Underwriting Limited

Nominees:	For	Against	Abstain
513. Angela Alecock	☐	☐	☐
514. Nigel Barton	☐	☐	☐
515. Paul O'Shea	☐	☐	☐
516. Demian Smith	☐	☐	☐
517. John Wardrop	☐	☐	☐
518. Ewen Gilmour	☐	☐	☐
519. Patrick Tiernan	☐	☐	☐
520. David Message	☐	☐	☐
521. Theo Wilkes	☐	☐	☐
522. Darren Truman	☐	☐	☐
523. Richard Phinn	☐	☐	☐

5.124 StarStone US Holdings Inc.

Nominees:	For	Against	Abstain
524. Norman Brown	☐	☐	☐
525. Min Huang	☐	☐	☐
526. John Shettle	☐	☐	☐

5.125 StarStone US Intermediaries Inc.

Nominees:	For	Against	Abstain
527. Norman Brown	☐	☐	☐
528. Min Huang	☐	☐	☐
529. John Shettle	☐	☐	☐
530. R. Lincoln Trimble	☐	☐	☐

5.126 StarStone US Services

Nominees:	For	Against	Abstain
531. Norman Brown	☐	☐	☐
532. Min Huang	☐	☐	☐
533. John Shettle	☐	☐	☐
534. R. Lincoln Trimble	☐	☐	☐

5.127 Sundown Holdings Ltd.

Nominees:	For	Against	Abstain
535. Elizabeth DaSilva	☐	☐	☐
536. David Rocke	☐	☐	☐
537. Guy Bowker	☐	☐	☐
538. Duncan Scott	☐	☐	☐

5.128 Sussex Holdings, Inc.

Nominees:	For	Against	Abstain
539. Paul Brockman	☐	☐	☐
540. Thomas Nichols	☐	☐	☐
541. Robert Redpath	☐	☐	☐

5.129 Sussex Insurance Company

Nominees:	For	Against	Abstain
542. Ian Millar	☐	☐	☐
543. Robert Redpath	☐	☐	☐
544. Richard Seelinger	☐	☐	☐
545. Thomas Nichols	☐	☐	☐
546. Paul Brockman	☐	☐	☐

5.130 Torus Bermuda Intermediaries Ltd.

Nominees:	For	Against	Abstain
547. Elizabeth DaSilva	☐	☐	☐
548. Duncan Scott	☐	☐	☐
549. Guy Bowker	☐	☐	☐

5.131 Torus Bermuda Services Limited

Nominees:	For	Against	Abstain
550. Elizabeth DaSilva	☐	☐	☐
551. Duncan Scott	☐	☐	☐
552. Guy Bowker	☐	☐	☐

5.132 Torus Business Solutions Private Ltd.

Nominees:	For	Against	Abstain
553. Mark Kern	☐	☐	☐
554. Patrick Tiernan	☐	☐	☐
555. Theo Wilkes	☐	☐	☐

5.133 Unionamerica Acquisition Company Limited

Nominees:	For	Against	Abstain
556. Derek Reid	☐	☐	☐
557. C. Paul Thomas	☐	☐	☐
558. Alan Turner	☐	☐	☐

5.134 Unionamerica Holdings Limited

Nominees:	For	Against	Abstain
559. Derek Reid	☐	☐	☐
560. C. Paul Thomas	☐	☐	☐
561. Alan Turner	☐	☐	☐

5.135 Unionamerica Insurance Company Limited

Nominees:	For	Against	Abstain
562. Jeremy Riley	☐	☐	☐
563. Ann Slade	☐	☐	☐
564. C. Paul Thomas	☐	☐	☐
565. Alan Turner	☐	☐	☐

5.136 Vander Haeghen & Co. SA

Nominees:	For	Against	Abstain
566. Roger VanderHaeghen	☐	☐	☐
567. Bertrand VanderHaeghen	☐	☐	☐
568. Frederic de Haan	☐	☐	☐
569. Marc Gilis	☐	☐	☐
570. Kim Torbeyns	☐	☐	☐
571. Richard Etridge	☐	☐	☐
572. Timothy Fillingham	☐	☐	☐

5.137 Virginia Holdings Ltd.

Nominees:	For	Against	Abstain
573. David Rocke	☐	☐	☐
574. Duncan Scott	☐	☐	☐
575. Guy Bowker	☐	☐	☐
576. Elizabeth DaSilva	☐	☐	☐